Narragansett Insured Tax-Free Income Fund
                         380 Madison Avenue, Suite 2300
                               New York, NY 10017
                                  800-437-1020
                                  212-697-6666


                                   Prospectus


Class A Shares                                                 October 24, 2003
Class C Shares


     Narragansett Insured Tax-Free Income Fund is a mutual fund that seeks to provide you a high level of preservation of capital and consistency of current income exempt from Rhode Island state and regular Federal income taxes as is consistent with preservation of capital. The Fund invests primarily in tax-free municipal obligations which are insured as to payment of principal and interest by nationally recognized insurers of municipal obligations.

For purchase, redemption or account inquiries contact the Fund's Shareholder Servicing Agent:


           PFPC Inc. * 760 Moore Road * King of Prussia, PA 19406-1212
                             800-437-1000 toll free


                    For general inquiries & yield information
                     800-437-1020 toll free or 212-697-6666

The Securities and Exchange Commission has not approved or disapproved the Fund's securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS


The Fund's Objective, Investment Strategies
and Main Risks...................................2
Risk/Return Bar Chart and Performance Table .....4
Fees and Expenses of the Fund....................6
Investment of the Fund's Assets..................7
Fund Management.................................10
Net Asset Value per Share.......................11
Purchases ......................................12
Redeeming Your Investment.......................14
Alternative Purchase Plans......................17
Dividends and Distributions.....................21
Tax Information.................................22
Financial Highlights............................25

         The Fund's Objective, Investment Strategies and Main Risks

         "What is the Fund's objective?"

     The Fund's objective is to seek a high level of preservation for investors' capital and consistency in the payment of current income which is exempt from both State of Rhode Island personal income taxes and regular Federal income taxes.

         "What is the Fund's investment strategy?"

     In seeking its objective, the Fund will invest primarily in Rhode Island Obligations which are insured by nationally recognized insurers of municipal obligations as to the timely payment of principal and interest when due. The Fund invests in tax-free municipal obligations which pay interest exempt from Rhode Island state and regular Federal income taxes. We call these "Rhode Island Obligations." In general, all or almost all of these obligations are issued by the State of Rhode Island, its counties and various other local authorities. At least 80% of the Fund's assets will always consist of such obligations of these issuers. These obligations can be of any maturity, but the Fund's average portfolio maturity has traditionally been between 12 and 14 years.

     The purpose of having insurance on investments in Rhode Island Obligations in the Fund's portfolio is to reduce financial risk for investors in the Fund. The insurance of principal and interest under these types of insurance policies refers to the payment of the face or par value of the Rhode Island Obligation and interest when due.

     It is a goal of the Fund, which may not be achieved, that 100% of the Fund's assets will be invested in insured Rhode Island Obligations. However, if the Board of Trustees determines that there is an inadequate supply of Rhode Island Obligations with appropriate insurance then the Fund may invest in Rhode Island Obligations that are not insured. As a fundamental policy, 80% of the Fund's assets will be invested in Rhode Island Obligations which are insured.

     The Sub-Adviser selects obligations for the Fund's portfolio to best achieve the Fund's objective. The Sub-Adviser evaluates specific obligations for purchase by considering various characteristics including quality, maturity and coupon rate.


     The interest paid on certain types of Rhode Island Obligations may be subject to the Federal alternative minimum tax ("AMT"). As a fundamental policy of the Fund at least 80% of the Fund's assets must be invested in Rhode Island Obligations whose interest is exempt from Rhode Island state and regular Federal income taxes and is also not subject to AMT.


         "What are the main risks of investing in the Fund?"

     Among the risks of investing in shares of the Fund and its portfolio of securities are the following:

         Loss of money is a risk of investing in the Fund.

     The Fund's assets, being primarily or entirely Rhode Island issues, are subject to economic and other conditions affecting Rhode Island. Adverse local events, such as a downturn in the Rhode Island economy, could affect the value of the Fund's portfolio.

     There are two types of risk associated with any fixed-income debt securities such as Rhode Island Obligations: interest rate risk and credit risk.


* Interest rate risk relates to fluctuations in market value arising from changes in interest rates. If interest rates rise, the value of debt securities, including Rhode Island Obligations, will normally decline. If the value of Rhode Island Obligations held by the Fund declines, the net asset value of your shares in the Fund will also decline. All fixed-rate debt securities, even the most highly rated Rhode Island Obligations, are subject to interest rate risk. Rhode Island Obligations with longer maturities generally have a more pronounced reaction to interest rate changes than shorter-term securities.


* Credit risk relates to the ability of the particular issuers of the Rhode Island Obligations the Fund owns to make periodic interest payments as scheduled and ultimately repay principal at maturity.

     Insurance on an obligation is intended to mitigate credit risk. It does not insure the market price of the obligation. The market value of obligations in the Fund will, over time, be affected by various factors including the general movement of interest rates. The value of the Fund's shares is not insured. The proceeds of redemptions may be more or less than your original cost.

     An investment in the Fund is not a deposit in Citizens Bank of Rhode Island, any of its bank or non-bank affiliates or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     The Fund is classified as a "non-diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"). Thus, compared with "diversified" funds, it may invest a greater percentage of its assets in obligations of a particular issuer and may therefore not have as much diversification among securities, and thus diversification of risk. In general, the more the Fund invests in the securities of specific issuers, the more the Fund is exposed to risks associated with investments in those issuers.

                    NARRAGANSETT INSURED TAX-FREE INCOME FUND
                   RISK/RETURN BAR CHART AND PERFORMANCE TABLE



     The bar chart shown below provides an indication of the risks of investing in Narragansett Insured Tax-Free Income Fund by showing changes in performance of the Fund's Class A Shares from year to year over a ten-year period. The table on the following page shows the risk of investing in the Fund by showing how the Fund's average annual returns for the designated periods compare to a broad measure of market performance. The table also shows the effect of taxes on the Fund's returns by presenting after-tax returns for Class A Shares. These returns are calculated using the highest individual Federal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes. A "return after taxes on distributions and redemption" may sometimes be higher than the other two return figures; this happens when there is a capital loss on redemption, giving rise to a tax benefit to the shareholder. Actual after-tax returns will depend on your specific situation and may differ from those shown. The after-tax returns shown will be irrelevant to investors owning shares through tax-deferred accounts, such as IRAs or 401(k) plans. The total returns reflect reinvestment of dividends and distributions. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.



      [Bar Chart]
      Annual Total Returns
      1993-2002
      Class A Shares


20%
18%            18.59
16%             XXXX
14% 13.43       XXXX
12% XXXX        XXXX                          10.79
10% XXXX        XXXX        8.49              XXXX        9.25
 8% XXXX        XXXX        XXXX              XXXX        XXXX
 6% XXXX        XXXX        XXXX  5.81        XXXX        XXXX
 4% XXXX        XXXX  4.28  XXXX  XXXX        XXXX  3.97  XXXX
 2% XXXX        XXXX  XXXX  XXXX  XXXX        XXXX  XXXX  XXXX
 0% XXXX        XXXX  XXXX  XXXX  XXXX        XXXX  XXXX  XXXX
-2%       XXXX                          XXXX
-4%       XXXX                         -2.89
-6%       XXXX
         -6.55
    1993  1994  1995  1996  1997  1998  1999  2000  2001   2002

                      Calendar Years


During the period shown in the bar chart, the highest return for a quarter was 7.63% (quarter ended March 31, 1995) and the lowest return for a quarter was -7.02% (quarter ended March 31, 1994).

The year-to-date (from January 1, 2003 to September 30, 2003) total return was 4.18% for Class A Shares and 3.62% for Class C Shares.

Note: The Fund's Class A Shares are sold subject to a maximum 4% sales load which is not reflected in the bar chart. If the sales load were reflected, returns would be less than those shown above.

                    Narragansett Insured Tax-Free Income Fund
             Risk/Return Bar Chart and Performance Table (continued)

                                Average Annual Total Return

 For the Period Ended
    December 31, 2002               1 Year   5 Years 10 Years


Narragansett Insured Tax-Free Income Fund
Class A Shares(1)
    Return before taxes             4.84%    4.42%    5.85%
    Return after taxes on
     distributions                  4.82%    4.41%    5.82%

    Return after taxes on
     distributions and
     redemption                     4.61%    4.43%    5.69%

Lehman Brothers Quality
  Intermediate Municipal
  Bond Index(2)                     9.23%    5.88%    6.11%


For the Period Ended                                   Since
    December 31, 2002               1 Year   5 Years  Inception(3)

Narragansett Insured Tax-Free Income Fund:

Class C Shares
    Return before taxes             7.19%(4) 4.33%    5.08%

Lehman Brothers Quality
  Intermediate Municipal
  Bond Index(3)                     9.23%    5.88%    6.17%


(1) The average annual total returns shown for Class A shares reflect the maximum 4% sales load.

(2) The Lehman Brothers Quality Intermediate Municipal Bond Index is nationally oriented and consists of an unmanaged mix of investment-grade intermediate-term municipal securities of issuers throughout the United States. Because of the relatively short duration (approximately 6 years) of the Fund's portfolio, management believes the Intermediate Index to be appropriate, although the average maturity of the Fund's portfolio is somewhat longer than that of the index and the Fund's portfolio may accordingly experience somewhat greater volatility.

(3) Since May 1, 1996 for Class C shares.

(4) The average annual total return for Class C shares for one year assumes redemption at the end of the year and payment of 1% CDSC.

                    NARRAGANSETT INSURED TAX-FREE INCOME FUND
                          FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                        Class A        Class C
                                        Shares         Shares

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load)
 Imposed on Purchases.....                4.00          None
 (as a percentage of offering price)

Maximum Deferred Sales Charge (Load).....None(1)       1.00%(2)
 (as a percentage of the lesser of
 redemption value or purchase price)

Maximum Sales Charge (Load)
Imposed on Reinvested Dividends or
Distributions
 (as a percentage of offering price).....None          None
Redemption Fees..........................None          None
Exchange Fee.............................None          None

Annual Fund Operating Expenses (expenses that are deducted from the Fund's assets)

Management Fee(3)...................... 0.50%          0.50%
Distribution (12b-1)Fee................ 0.15%          0.75%
Other:
 Service Fee........................None          0.25%
 Other Expenses(4)................ .0.25%         0.25%
 Total(4)                    ...........0.25%          0.50%
Total Annual Fund
 Operating Expenses (4).................0.90%          1.75%


(1) If you buy Class A Shares in transactions of $1 million or more there is no sales charge but you will be subject to a contingent deferred sales charge of up to 1% if you redeem your shares during the first two years after purchase and
0.50 of 1% during the third and fourth years after purchase.

(2) A contingent deferred sales charge of 1% is imposed on the redemption proceeds if you redeem your shares during the first 12 months after purchase.

(3) The Fund pays the Manager an advisory fee at the annual rate of 0.50 of 1% of average annual net assets of which 0.39% is currently being waived; the Manager pays the Sub-Adviser a sub-advisory fee at the annual rate of 0.23 of 1% of average annual net assets of which 0.13% is currently being waived. Fee waivers can be discontinued at any time.

(4) The expense ratios for the fiscal year ended June 30, 2003 after giving effect to all waivers and the expense offset for uninvested cash balances were incurred at the following annual rates: total Fund operating expenses were 0.48% for Class A Shares and 1.33% for Class C Shares.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all dividends and distributions, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         1 year   3 years   5 years   10 years

Class A Shares............$488    $676      $879      $1,464
Class C Shares............$278    $551      $949      $1,631(5)

You would pay the following expenses if you did not redeem your Class C Shares:

Class C Shares............$178    $551      $949      $1,631(5)

(5) Six years after the date of purchase, Class C Shares are automatically converted to Class A Shares. Over time, long-term Class C Shareholders could pay the economic equivalent of an amount that is more than the maximum front-end sales charge allowed under applicable regulations because of the 12b-1 fee and service fee.

                         Investment of the Fund's Assets

         "Is the Fund right for me?"


     The shares of the Fund are designed to be a suitable investment for investors who seek a high level of preservation for the principal of their investment and consistency in the payment of income which is exempt from regular State of Rhode Island personal income taxes and regular Federal income taxes.


         Rhode Island Obligations

     The Fund invests in Rhode Island Obligations, which are a type of municipal obligation. They pay interest which bond counsel or other appropriate counsel deems to be exempt from regular Federal and State of Rhode Island income taxes. They include obligations of Rhode Island issuers and certain non-Rhode Island issuers, of any maturity.

     At the time of purchase, the Fund's Rhode Island Obligations must be of investment-grade quality. This means that they must either

     * be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,

     * if unrated, be determined to be of comparable quality by the Fund's Sub-Adviser, Citizens Investment Advisors, a department of Citizens Bank of Rhode Island.

     The obligations of non-Rhode Island issuers that the Fund can purchase as Rhode Island Obligations are those issued by or under the authority of Guam, the Northern Mariana Islands, Puerto Rico and the Virgin Islands. Interest paid on these obligations is currently exempt from regular Federal and Rhode Island income taxes. The Fund purchases the obligations of these issuers only when obligations of Rhode Island issuers with the appropriate characteristics of quality, maturity and coupon rate are unavailable.

         Municipal Obligations

     Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for public purposes.

     There are two principal classifications of municipal obligations: "notes" and "bonds." Notes generally have maturities of one year or less, while bonds are paid back over longer periods.

     The various public purposes for which municipal obligations are issued include:

               *  obtaining funds for general operating expenses,

               *  refunding outstanding obligations,

               * obtaining funds for loans to other public institutions and facilities, and

               * funding the construction of highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works.

         Municipal obligations include:

               *  tax, revenue or bond anticipation notes,

               *  construction loan notes,

               * project notes, which sometimes carry a U.S. government guarantee,

               * municipal lease/purchase agreements, which are similar to installment purchase contracts for property or equipment, and

               *  floating and variable rate demand notes.

[Picture Page]

[picture]
Rhode Island Convention Center - Providence, RI
[picture]
Andrews Hall - Brown University
[picture]
Daphne Farago Wing - Rhode Island School of Design
[picture]
Bryant College
Smithfield, RI

     The Fund invests in tax-free municipal securities, primarily the kinds of obligations issued by various communities and political subdivisions within Rhode Island. Most of these securities are used in general to finance construction of long-term municipal projects; examples are pictured above. The municipal obligations that financed these particular projects were included in the Fund's portfolio as of September 30, 2003 and together represented 5.40% of the Fund's portfolio. Since the portfolio is subject to change, the Fund may not necessarily own these specific securities at the time of the delivery of this Prospectus.

"Explain further how interest rate risk and credit risk may affect the value of the Fund's investments and their yields."

     Change in prevailing interest rates is the most common factor that affects the value of the obligations in the Fund's portfolio. Any such change may have different effects on short-term and long-term Rhode Island Obligations. Long-term obligations (which usually have higher yields) may fluctuate in value more than short-term ones. Thus, the Fund may shorten the average maturity of its portfolio when it believes that prevailing interest rates may rise. While this strategy may promote one part of the Fund's objective, preservation of capital, it may also result in a lower level of income.


     An additional aspect of credit risk that is related to but distinct from the direct risk of nonpayment by an issuer is that market perceptions may develop, based on the determinations of a rating agency or otherwise, of deterioration in an issuer's credit, and these may tend to depress the market value of the issuer's outstanding debt obligations. Other market conditions may ameliorate this effect; for example, in a period of rising demand for, and/or diminishing supply of, Rhode Island Obligations, the market value of a Rhode Island Obligation may remain relatively firm even in the face of a lowered credit rating for an issuer. Nevertheless, deterioration in creditworthiness tends as a general matter to be reflected over time in lower market values.


"What are the main risk factors and special considerations specifically relating to investment in Rhode Island Obligations?"

     The following is a discussion of the general factors that might influence the ability of Rhode Island issuers to repay principal and interest when due on Rhode Island Obligations that the Fund owns. The Fund has derived this information from sources that are generally available to investors and believes it to be accurate, but it has not been independently verified and may not be complete.

     The Rhode Island economy suffered a recession that began in June of 1989 and continued through 1991. As had been typical in the past, Rhode Island entered this recession sooner than the United States and New England, and it fell further in percentage terms. Since then, its reaction to the national business cycle has been more muted. During the recovery of the nineties Rhode Island's Gross State Product (GSP) grew more slowly than the nation - an average annual growth rate of 2.4% vs. 3.7% for the nation. It also grew more slowly than the New England region as a whole. New England's GSP grew at an average annual growth rate of 3.3%. This pattern is also reflected in non-agricultural employment. Rhode Island non-agricultural employment grew at an average of 1.2% per year, while the nation grew at an average rate of 1.9% and New England employment grew at an average of 1.3%. Fortunately, this muted reaction to the business cycle, which began in the expansion of the 90's, continued as the national economy slipped into recession. As the national slowdown began New England was hard hit, Rhode Island fared reasonably well for a New England State. The New England region had a growth rate of 0.0% for Gross State Product between 2000 and 2001, while Rhode Island's growth was 0.3% (the nation as a whole grew at 0.4%). Both New Hampshire and Massachusetts experienced negative growth rates of 1.8% and 0.4% respectively. The dampening of the business cycle, slower growth in good times and a slower descent in bad times, lends a type of stability that is unique in Rhode Island's history.


     The national recovery from the 2001 recession has been termed a "jobless" recovery. In fact, the nation has continued to lose jobs from a high of 132 million in January of 2001. By August of 2003 three million more jobs had been lost. New England has shown a similar pattern, steadily losing jobs from a high of just over 7 million in January of 2001 to a low of 6.8 million in August of 2003. On the other hand, Rhode Island shows a slight gain over the same recovery period of an additional 950 jobs.


     During the expansion in the nineties, and continuing to the present, Rhode Island has experienced a large structural shift in its employment base. Manufacturing, once the mainstay of the economy, has shrunk. Between 1991 and 2000 manufacturing employment in Rhode Island has fallen 21%. During this same time period it fell 12% in the New England Region and while remaining virtually unchanged nationally. Rhode Island shifted toward a service economy with service jobs increasing 16% between 1991 and 2000. One of the recent bright spots in the Rhode Island economy has been financial services including insurance. Employment in financial services has grown over 15% during the 90's expansion.


     Most recently Rhode Island has done well in the growth of personal income. Between the first quarter of 2002 and the first quarter of 2003 personal income grew at 4.65% in Rhode Island, while growing at only 3.3% nationally. This is considerably higher than anticipated. Rhode Island has fared much better than the other two southern New England States. Personal income in Massachusetts grew at only 2.4% while Connecticut's personal income grew at 1.5% over the same period.


     Despite the comparatively good performance, the Rhode Island economy has shown little growth during the present recovery. The national economy is showing signs of a real recovery in the third quarter of 2003, and this national strength is expected to add to the growth of the Rhode Island economy in the first to second quarters of 2004.



     The State budget, while balanced, has several areas of risk. Income tax revenue continues to be strong, but receipts from video slots and the lottery are less than projected. The primary risk, however, is on the expenditure side. Staffing levels continue to be frozen, while medical expenses are increasing, as well as pension benefits to retired workers. Fiscal year 2005 will see a number of union contracts expire, and the issue of shared medical expenses will be critical in determining the condition of the state budget over the next five years. Nationally, more expenses are being shifted to the state level. This is likely to produce a domino effect as states shift more expenses to the local level. The current budget plans include only a 3.9% per annum average increase in local aid over the next five years. This is likely to be squeezed even more if state expenditures increase more than the optimistic 2003 forecast of the state Revenue Estimating Committee.



     The Rhode Island economy has fared comparatively well during the last recession of 2001. The restructuring of the Rhode Island economy during the 90's expansion has served to insulate it from some of the swings of the business cycle. Unfortunately, this is likely to dampen the effect of the recovery on the Rhode Island economy. This, in turn, may hinder attempts to deal with budget shortfalls over the next few years.


                                 Fund Management

         "How is the Fund managed?"


     Aquila Management Corporation, 380 Madison Avenue, Suite 2300, New York, NY 10017, the Manager, is the Fund's investment adviser under an Advisory and Administration Agreement. It has delegated its investment advisory duties, including portfolio management, to the Sub-Adviser, Citizens Investment Advisors, a department of Citizens Bank of Rhode Island, One Citizens Plaza, Providence, Rhode Island 02903, under a sub-advisory agreement described below. The Manager is also responsible for administrative services, including providing for the maintenance of the headquarters of the Fund, overseeing relationships between the Fund and the service providers to the Fund, either keeping the accounting records of the Fund or, at its expense and responsibility, delegating such duties in whole or in part to a company satisfactory to the Fund, maintaining the Fund's books and records and providing other administrative services.


         The Sub-Adviser provides the Fund with local advisory services.


     Under the Sub-Advisory Agreement, the Sub-Adviser provides for investment supervision, including supervising continuously the investment program of the Fund and the composition of its portfolio, determining what securities will be purchased or sold by the Fund, and arranging for the purchase and the sale of securities held in the portfolio of the Fund; and, at the Sub-Adviser's expense, determining the value of the Fund's portfolio daily.


     During the fiscal year ended June 30, 2003, the Fund accrued management fees to the Manager at the annual rate of 0.50 of 1% of its average annual net assets.

         Information about the Manager and the Sub-Adviser


     The Fund's Manager is founder and Manager and/or administrator of each fund in the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money-market funds and an equity fund. As of September 30, 2003, these funds had aggregate assets of approximately $3.9 billion, of which approximately $2.5 billion consisted of assets of the tax-free municipal bond funds. The Manager, which was founded in 1984, is controlled by Mr. Lacy B. Herrmann, directly, through a trust and through share ownership by his wife.


     Citizens Investment Advisors, a department of Citizens Bank of Rhode Island, the Sub-Adviser, is wholly-owned by Citizens Financial Group, Inc. ("CFG"). CFG is a wholly-owned subsidiary of The Royal Bank of Scotland, PLC. The Sub-Adviser operates through 78 branch offices in Rhode Island. Among other CFG subsidiaries, Citizens Bank of Connecticut has 42 branches in southeastern Connecticut; Citizens Bank of Massachusetts has more than 245 branches in southeastern Massachusetts; Citizens Bank of New Hampshire has 75 branches in New Hampshire; Citizens Bank of Delaware has 20 branches in Delaware; and Citizens Bank of Pennsylvania has 367 branches in Pennsylvania. CFG is a $71 billion bank holding company and is one of the 20 largest bank holding companies in the United States. Through the Sub-Adviser and other subsidiaries, CFG provides a full range of financial services to individuals, businesses, and governmental units. As of June 30, 2003, the Trust and Investment Services Group of the Sub-Adviser had approximately $2.4 billion of assets under management, including approximately $503 million in municipal obligations.



     Salvatore C. DiSanto is the officer of the Sub-Adviser who manages the Fund's portfolio. He has served as such since the inception of the Fund in September 1992. Mr. DiSanto, a Senior Vice-President within the Sub-Adviser's Trust and Investment Services Group, is a member of its Trust Investment Committee. He has been employed by the Sub-Adviser for 45 years and has been involved in portfolio management for the last 38 years.

                            Net Asset Value per Share

     The net asset value of the shares of each of the Fund's classes of shares is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (a "business day"), by dividing the value of the Fund's net assets (which means the value of the assets less liabilities) allocable to each class by the total number of shares of such class outstanding at that time. In general, net asset value of the Fund's shares is based on portfolio market value, except that Rhode Island Obligations maturing in 60 days or less are generally valued at amortized cost. The price at which a purchase or redemption of shares is effected is based on the net asset value next calculated after your purchase or redemption order is received in proper form. The New York Stock Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.


                                    Purchases


"Are there alternative purchase plans?"

     The Fund provides individuals with alternative ways to purchase shares through two separate classes of shares (Class A and Class C). Although the classes have different sales charge structures and ongoing expenses, they both represent interests in the same portfolio of Rhode Island Obligations. You should choose the class that best suits your own circumstances and needs.


"In which states can I buy shares of the Fund?"

     You can purchase shares of the Fund if you live in Rhode Island or in one of the other states listed below. You should not purchase shares of the Fund if you do not reside in one of the following states.

     Also, if you do not reside in Rhode Island, dividends from the Fund may be subject to state income taxes of the state in which you do reside. Therefore, you should consult your tax adviser before buying shares of the Fund.


     On the date of this Prospectus, both Class A Shares and Class C Shares are available in:

                          * Rhode Island * Connecticut
                       * Hawaii * Massachusetts * Nebraska
                             * New Jersey * New York



         Only Class A Shares are available in:

                                   * Tennessee

         Only Class C Shares are available in:

                                   * Wisconsin

     The Fund and the Distributor may reject any order for the purchase of shares.

"How much money do I need to invest?"

Option I

     *    Initially, $1,000.

     * Subsequently, any amount (for investments in shares of the same class).

Option II

     *    $50 or more if an Automatic Investment Program is established.

     *    Subsequently, any amount you specify of $50 or more.

     * You are not permitted to maintain both an Automatic Investment Program and an Automatic Withdrawal Plan simultaneously.

"How do I purchase shares?"

You may purchase the Fund's shares:


     * through an investment broker or dealer, or a bank or other financial intermediary, that has a sales agreement with the Distributor, Aquila Distributors, Inc., in which case that institution will take action on your behalf, and you will not personally perform the steps indicated below; or


     * directly through the Distributor, by mailing payment to the Fund's Agent, PFPC Inc.


Your investment must be drawn in United States dollars on a United States commercial bank, savings bank or credit union or a United States branch of a foreign commercial bank (each of which is a "Financial Institution").


The price you will pay is net asset value plus a sales charge for Class A Shares and net asset value for Class C Shares. ( See "What price will I pay for the Fund's shares?")


                               Opening an Account

     * Make out a check for the investment amount payable to Narragansett Insured Tax-Free Income Fund

     * Complete a New Account Application, which is available with the Prospectus or upon request, indicating the features you wish to authorize.

     * Send your check and completed New Account Application to your dealer or to the Fund's Agent, PFPC Inc.

                              Adding to An Account

By Wire                                                         By Check

* Telephone the Agent (toll-free) at 800-437-1000 (individual   * Make out a check for the investment amount payable
shareholders) or 877-953-6932 (broker/dealers) to advise us     to Narragansett Insured Tax-Free Income Fund.
that you would like to purchase shares of the Fund by wire
transfer.                                                       * Fill out the pre-printed stub attached to the Fund's
                                                                confirmations or supply the name(s) of account
* Instruct your bank to transfer funds by wire to the           owner(s), the account number, and the name of the Fund.
following account:
                                                                * Send your check and account information to your
Bank Name:PNC Bank, Philadelphia, PA                            dealer or to the Fund's Agent, PFPC Inc.
ABA Number: 031-0000-53
Account Name: Aquilasm Group of Funds
Account No.: 85-0242-8425
Further Credit:  Narragansett Insured Tax-Free Income
Fund    , Name of Shareholder and Account Number.


Unless you indicate otherwise, your investment will be made in Class A Shares.

"Can I transfer funds electronically?"

     You can have funds transferred electronically, in amounts of $50 or more, from your Financial Institution if it is a member of the Automated Clearing House. You may make investments through two electronic transfer features, "Automatic Investment" and "Telephone Investment."

     * Automatic Investment: You can authorize a pre-determined amount to be regularly transferred from your account.

     * Telephone Investment: You can make single investments of up to $50,000 by telephone instructions to the Agent.

     Before you can transfer funds electronically, the Fund's Agent must have your completed New Account Application authorizing these features. Or, if you initially decide not to choose these conveniences and then later wish to do so, you must complete a Ready Access Features Form which is available from the Distributor or Agent, or if your account is set up so that your broker or dealer makes these sorts of changes, request your broker or dealer to make them. The Fund may modify or terminate these investment methods or charge a service fee, upon 30 days' written notice to shareholders.

                            Redeeming Your Investment

     You may redeem some or all of your shares by a request to the Agent. Shares will be redeemed at the next net asset value determined after your request has been received in proper form.

     There is no minimum period for investment in the Fund, except for shares recently purchased by check or by Automatic or Telephone Investment as discussed below.

     If you own both Class A Shares and Class C Shares and do not specify which class you wish to redeem, we will redeem your Class A Shares.

     Certain shares are subject to a contingent deferred sales charge, or CDSC. These are:

     - Class C Shares held for less than 12 months (from the date of purchase); and

     -    CDSC Class A Shares.

     Upon redemption, enough additional shares will be redeemed to pay for any applicable CDSC.

A redemption may result in a tax liability for you.

"How can I redeem my investment?"

By mail, send instructions to:


PFPC Inc.
Attn: Aquilasm Group of Funds
760 Moore Road
King of Prussia, PA 19406-1212


By telephone, call:


800-437-1000
toll free


By FAX, send
instructions to:


610-312-5463


For liquidity and convenience, the Fund offers expedited redemption.

Expedited Redemption Methods
(Non-Certificate Shares Only)

     You may request expedited redemption for any shares not issued in certificate form in two ways:

     1. By Telephone. The Agent will take instructions from anyone by telephone to redeem shares and make payments:

     a) to a Financial Institution account you have previously specified; or


     b) by check in the amount of $50,000 or less, mailed to the name and address on the account from which you are redeeming, provided that neither the name nor the address has changed during the prior 30 days. You may only redeem by check via telephone request once in any seven-day period.


                              Telephoning the Agent

         Whenever you telephone the Agent, please be prepared to supply:

         account name(s) and number

         name of the caller

         the social security number registered to the account

         personal identification

         Note: Check the accuracy of your confirmation statements immediately upon receipt. The Fund, the Agent, and the Distributor are not responsible for losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify a caller's identity. The Agent may record calls.


     2. By FAX or Mail. You may request redemption payments to a predesignated Financial Institution account by a letter of instruction sent to the Agent, PFPC Inc., by FAX at 610-312-5463 or by mail to 760 Moore Road, King of Prussia, PA 19406-1212. The letter, signed by the registered shareholder(s) (no signature guarantee is required), must indicate:


         account name(s)

         account number

         amount to be redeemed

         any payment directions

     To have redemption proceeds sent directly to a Financial Institution account, you must complete the Expedited Redemption section of the New Account Application or a Ready Access Features Form. You will be required to provide (1) details about your Financial Institution account, (2) signature guarantees and
(3) possible additional documentation.


     The name(s) of the shareholder(s) on the Financial Institution account must be identical to the name(s) on the Fund's records of your account.


     You may change your designated Financial Institution account at any time by completing and returning a revised Ready Access Features Form.

Regular Redemption Method
(Certificate and Non-Certificate Shares)

     Certificate Shares. Mail to the Fund's Agent: (1) blank (unsigned) certificates for Class A Shares to be redeemed, (2) redemption instructions and
(3) a stock assignment form.

     To be in "proper form," items (2) and (3) above must be signed by the registered shareholder(s) exactly as the account is registered. For a joint account, both shareholder signatures are necessary.

     For your protection, mail certificates separately from signed redemption instructions. We recommend that certificates be sent by registered mail, return receipt requested.

     We may require additional documentation for certain types of shareholders, such as corporations, partnerships, trustees or executors, or if redemption is requested by someone other than the shareholder of record.


     Signature Guarantees. If sufficient documentation is on file, we do not require a signature guarantee for redemptions of certificate or non-certificate shares up to $50,000, payable to the record holder, and sent to the address of record. In all other cases, signatures must be guaranteed.


     Your signature may be guaranteed by any:

         member of a national securities exchange

         U.S. bank or trust company

         state-chartered savings bank

         federally chartered savings and loan association

         foreign bank having a U.S. correspondent bank; or

         participant in the Securities Transfer Association Medallion Program ("STAMP"), the Stock Exchanges Medallion Program ("SEMP") or the New York Stock Exchange, Inc. Medallion Signature Program ("MSP").

     A notary public is not an acceptable signature guarantor.

     Non-Certificate Shares. You must use the Regular Redemption Method if you have not chosen Expedited Redemption to a predesignated Financial Institution account. To redeem by this method, send a letter of instruction to the Fund's Agent, which includes:

          account name(s)

          account number

          dollar amount or number of shares to be redeemed or a statement that all shares held in the account are to be redeemed payment instructions (we normally mail redemption proceeds to your address as registered with the Fund)

          signature(s) of the registered shareholder(s) and


          signature guarantee(s), if required as indicated above after "Certificate Shares."


"When will I receive the proceeds of my redemption?"


     Redemption proceeds are normally sent on the next business day following receipt of your redemption request in proper form. Except as described below, payments will normally be sent to your address of record within seven days.


Redemption                 Method of Payment               Charges

Under $1,000.              Check.                          None.

$1,000 or more.            Check, or wired or              None.
                           transferred through
                           the Automated Clearing
                           House to your Financial
                           Institution account, if
                           you so requested on
                           your New Account
                           Application or Ready
                           Access Features Form.

Through a                  Check or wire, to your          None.  However,
broker/dealer.             broker/dealer.                  your broker/dealer
                                                           may charge a fee.



     Although the Fund does not currently intend to, it can charge up to $5.00 per wire redemption, after written notice to shareholders who have elected this redemption procedure. Upon 30 days' written notice to shareholders the Fund may modify or terminate the use of the Automated Clearing House to make redemption payments at any time or charge a service fee, although no such fee is presently contemplated. If any such changes are made, the Prospectus will be supplemented to reflect them.


     The Fund may delay payment for redemption of shares recently purchased by check (including certified, cashier's or official bank check), Automatic Investment or Telephone Investment for up to 15 days after purchase; however, payment for redemption will not be delayed after (i) the check or transfer of funds has been honored, or (ii) the Agent receives satisfactory assurance that your Financial Institution will honor the check or transfer of funds. You can eliminate possible delays by paying for purchased shares with wired funds or Federal Reserve drafts.


     The Fund has the right to postpone payment or suspend redemption rights during certain periods. These periods may occur (i) when the New York Stock Exchange is closed for other than weekends and holidays, (ii) when the Securities and Exchange Commission (the "SEC") restricts trading on the New York Stock Exchange, (iii) when the SEC determines that an emergency exists which causes disposal of, or determination of the value of, portfolio securities to be unreasonable or impracticable, and (iv) during such other periods as the SEC may permit.

     The Fund can redeem your shares if their value totals less than $500 as a result of redemptions or failure to meet and maintain the minimum investment level under an Automatic Investment program. Before such a redemption is made, we will send you a notice giving you 60 days to make additional investments to bring your account up to the minimum.

     Redemption proceeds may be paid in whole or in part by distribution of the Fund's portfolio securities ("redemption in kind") in conformity with SEC rules. This method will only be used if the Board of Trustees determines that payments partially or wholly in cash would be detrimental to the best interests of the remaining shareholders.

"Are there any reinvestment privileges?"


     If you reinvest proceeds of redemption within 120 days of the redemption you will not have to pay any additional sales charge on the reinvestment, and the Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment. You must reinvest in the same class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.


     Reinvestment will not alter the tax consequences of your original redemption.

"Is there an Automatic Withdrawal Plan?"


     An Automatic Withdrawal Plan, which is only available for Class A Shares, allows you to receive a monthly or quarterly check in a stated amount, not less than $50.


                           Alternative Purchase Plans

"How do the different arrangements for Class A Shares and Class C Shares affect the cost of buying, holding and redeeming shares, and what else should I know about the two classes?"

     In this Prospectus the Fund provides you with two ways to invest in the Fund through two separate classes of shares. All classes represent interests in the same portfolio of Rhode Island Obligations. The classes of shares offered to individuals differ in their sales charge structures and ongoing expenses, as described below. You should choose the class that best suits your own circumstances and needs.

                            Class A Shares            Class C Shares
                           "Front-Payment Class"      "Level-Payment Class"


Initial Sales              Class A Shares are        None. Class C
Charge                     offered at net asset      Shares are offered
                           value plus a maximum      at net asset value
                           sales charge of 4%,       with no sales charge
                           paid at the time of       payable at the time
                           purchase. Thus, your      of purchase.
                           investment in the Fund
                           is reduced by the
                           applicable sales
                           charge.


Contingent                 None (except for          A maximum CDSC of
Deferred Sales             certain purchases of      1% is imposed upon
Charge ("CDSC")            $1 million or more).      the redemption of
                                                     Class C shares held
                                                     for less than 12
                                                     months. No CDSC
                                                     applies to Class C
                                                     shares acquired
                                                     through
                                                     reinvestment of
                                                     dividends or
                                                     distributions.


Distribution and           A distribution fee        There is a level
Service Fees               of 0.15 of 1% is          charge for
                           imposed on the            distribution and
                           average annual net        service fees for six
                           assets represented        years after the date
                           by the Class A            of purchase at the
                           Shares.                   aggregate annual rate
                                                     of 1% of the average
                                                     net assets represented
                                                     by the Class C Shares.

Other Information          The initial sales         Class C Shares,
                           charge is waived or       together with a pro-
                           reduced in some           rata portion of all
                           cases. Larger             Class C Shares
                           purchases qualify         acquired through
                           for lower sales           reinvestment of
                           charges.                  dividends and other
                                                     distributions paid
                                                     in additional Class
                                                     C Shares,
                                                     automatically
                                                     convert to Class A
                                                     Shares after six
                                                     years.


Systematic Payroll Investments

     You can make systematic investments in either Class A Shares or Class C Shares each pay period if your employer has established a Systematic Payroll Investment Plan with the Fund. To participate in the payroll plan, you must make your own arrangements with your employer's payroll department, which may include completing special forms. Additionally, the Fund requires that you complete the New Account Application. Once your New Account Application is received by the Fund and a new account is opened, under the payroll plan your employer will deduct a preauthorized amount from each payroll check. This amount will then be sent directly to the Fund for purchase of shares at the then current offering price, which includes any applicable sales charge. You will receive a confirmation from the Fund for each transaction. Should you wish to change the dollar amount or end future systematic payroll investments, you must notify your employer directly. Changes may take up to ten days.

"What price will I pay for the Fund's shares?"

Class A Shares Offering Price               Class C Shares Offering Price

Net asset value per share                   Net asset value per share
plus the applicable sales charge

     You will receive that day's offering price on purchase orders, including Telephone Investments and investments by mail, received in proper form prior to 4:00 p.m. New York time. Otherwise, orders will be filled at the next determined offering price. Dealers are required to submit orders promptly. Purchase orders received on a non-business day, including those for Automatic Investment, will be executed on the next succeeding business day. The sale of shares will be suspended (1) during any period when net asset value determination is suspended or (2) when the Distributor judges it is in the Fund's best interest to do so.

"What are the sales charges for purchases of Class A Shares?"


     The following table shows the amount of sales charge incurred for each new purchase by a "single purchaser" of Class A Shares. A "single purchaser" is:


     *    an individual;

     * an individual, together with his or her spouse and/or any children under 21 years of age purchasing shares for their account;

     * a trustee or other fiduciary purchasing shares for a single trust estate or fiduciary account; or

     * a tax-exempt organization as detailed in Section 501(c)(3) or (13) of the Internal Revenue Code.


     A single purchaser will pay a sales charge based on the value at the time of purchase of his or her aggregate holdings of Class A Shares of the Fund and Class A Shares of any of the other funds in the Aquilasm Group of Funds in accordance with the following table:



        I                       II                       III
Amount of Purchase         Sales Charge as           Sales Charge as
and Value of All           Percentage of             Approximate
Class A Shares Held        Public                    Percentage of
By a Single Purchaser      Offering Price            Amount Invested

Less than $25,000          4.00%                     4.17%
$25,000 but less
  than $50,000             3.75%                     3.90%
$50,000 but less
  than $100,000            3.50%                     3.63%
$100,000 but less
  than $250,000            3.25%                     3.36%
$250,000 but less
  than $500,000            3.00%                     3.09%
$500,000 but less
  than $1,000,000          2.50%                     2.56%

For purchases of $1 million or more see "Sales Charges for Purchases of $1 Million or More."

For example:

If you pay $10,000 (Column I), your sales charge would be 4.00% or $400 (Column
II). ($10,000 x .04 = $400)

The value of your account, after deducting the sales charge from your payment, would increase by $9,600. (This would be the initial value of your account if you opened it with the $10,000 purchase.) ($10,000 - $400 = $9,600)

The sales charge as a percentage of the increase in the value of your account would be 4.17% (Column III). ($400 / $9,600 = .0416666 or 4.17%)

Sales Charges for Purchases of $1 Million or More

     You will not pay a sales charge at the time of purchase when you purchase "CDSC Class A Shares." CDSC Class A Shares are:

     (i) Class A Shares issued in a single purchase of $1 million or more by a single purchaser;


     (ii) Class A Shares issued when the value of the purchase, together with the value of shares of the Fund or any other fund in the Aquilasm Group of Funds that are owned by the purchaser and are either CDSC Class A Shares or Class A Shares on which a sales charge was paid, exceeds $1 million; and


     (iii) Class A Shares purchased with the proceeds of redemption of shares of another investment company when special dealer arrangements are in effect.

Redemption of CDSC Class A Shares

     If you redeem all or part of your CDSC Class A Shares during the four years after you purchase them, you must pay a special contingent deferred sales charge upon redemption.


     You will normally pay 1% of the shares' redemption or purchase value, whichever is less, if you redeem within the first two years after purchase, and
0.50 of 1% of that value if you redeem within the third or fourth year. However, it is not the Fund's intention ever to charge the shareholder (impose a CDSC) more than the commission amount that was paid to the broker/dealer in connection with the purchase transaction.


     This special charge also applies to Class A Shares purchased without a sales charge pursuant to a Letter of Intent.


     The CDSC will be waived for:

     * Redemption following the death of the shareholder or beneficial owner.

     * Redemption by the Fund when an account falls below the minimum required account size

     * Redemption by an investor who purchased $1 million or more without an initial sales charge if the securities dealer of record waived its commission in connection with the purchase, with notice to the investor at the time of purchase.


Reduced Sales Charges for Certain Purchases of Class A Shares

         Right of Accumulation

     "Single purchasers" may qualify for a reduced sales charge in accordance with the above schedule when making subsequent purchases of Class A Shares.

         Letters of Intent


     A "single purchaser" may also qualify for reduced sales charges, in accordance with the above schedule, after a written Letter of Intent (included in the New Account Application) is received by the Distributor.


         General

     Class A Shares may be purchased without a sales charge by certain classes of purchasers.

         Certain Investment Companies

     If you redeem shares of an investment company (not a member of the Aquilasm Group of Funds) on which you have paid a sales charge, you can invest the proceeds within 120 days of the redemption in Class A Shares of the Fund without paying a sales charge. You can get additional information from the Distributor.

"What are the sales, service and distribution charges for Class C Shares?"

     *    No sales charge at time of purchase.


     * Fees for service and distribution at a combined annual rate of 1% of average annual net assets of the Fund represented by Class C Shares.


     * After six years, Class C Shares automatically convert to Class A Shares, which bear lower service and distribution fees.

Redemption of Class C Shares

     * 1% charge if redeemed within the first 12 months after purchase. This contingent deferred sales charge, or CDSC, is calculated based on the lesser of the net asset value at the time of purchase or at the time of redemption.

     * No CDSC applies if Class C Shares are held for 12 months after purchase.

     * Shares acquired by reinvestment of dividends or distributions are not subject to any CDSC.


     * The CDSC will be waived for redemption following the death of the shareholder or beneficial owner and for redemption by the Trust when an account falls below the minimum required size.


         Broker/Dealer Compensation - Class C Shares

     The Distributor will pay 1% of the sales price to any broker/dealer executing a Class C Share purchase.

"What about confirmations?"

     A statement will be mailed to you confirming each purchase of shares in the Fund. Additionally, your account at the Agent will be credited in full and fractional shares (rounded to the nearest 1/1000th of a share).

"Is there a Distribution Plan or a Services Plan?"

     The Fund has adopted a Distribution Plan (the "Plan") under the Investment Company Act of 1940's Rule 12b-1 in order to:

     (i) permit the Fund to finance activities primarily intended to result in the sale of its shares;


     (ii) permit the Manager or Sub-Advisor to make payment for distribution expenses out of its own funds; and


     (iii) protect the Fund against any claim that some of the expenses which it pays or may pay might be considered to be sales-related and therefore come within the purview of the Rule.


     Pursuant to the Plan, the Fund makes payments with respect to both Class A Shares and Class C Shares under agreements to certain broker/dealers and other qualified recipients.


     For any fiscal year, these payments may not exceed 0.15 of 1% for Class A Shares, and 0.75 of 1% for Class C Shares, of the average annual net assets represented by each such class.

     Because these distribution fees are paid out of assets on an ongoing basis, over time these fees will increase the cost of your investment; they may cost you more than paying other types of sales charges.

Shareholder Services Plan for Class C Shares

     The Fund's Shareholder Services Plan authorizes it to pay a service fee under agreements to certain qualified recipients who have agreed to provide personal services to Class C shareholders and/or maintain their accounts. For any fiscal year, such fees may not exceed 0.25 of 1% of the average annual net assets represented by Class C Shares. Payment is made only out of the Fund's assets represented by Class C Shares.

     Service fees with respect to Class C Shares will be paid to the Distributor during the first year after purchase and thereafter to other qualified recipients.

"Transfer on Death" ("TOD") Registration (Both Classes)

     The Fund generally permits "transfer on death" ("TOD") registration of shares, so that on the death of the shareholder the shares are transferred to a designated beneficiary or beneficiaries. Ask the Agent or your broker/dealer for the Transfer on Death Registration Request Form. With it you will receive a copy of the TOD Rules of the Aquilasm Group of Funds, which specify how the registration becomes effective and operates. By opening a TOD Account, you agree to be bound by the TOD Rules.

                           Dividends and Distributions

"How are dividends and distributions determined?"

     The Fund pays dividends and other distributions with respect to each class of shares. The Fund calculates its dividends and other distributions with respect to each class at the same time and in the same manner. Net income for dividend purposes includes all interest income accrued by the Fund since the previous dividend declaration less expenses paid or accrued. Net income also includes any original issue discount, which occurs if the Fund purchases an obligation for less than its face amount. The discount from the face amount is treated as additional income earned over the life of the obligation. Because the Fund's income varies, so will the Fund's dividends. There is no fixed dividend rate. It is expected that most of the Fund's dividends will be comprised of interest income. The dividends and distributions of each class can vary due to certain class-specific charges. The Fund will declare all of its net income as dividends on every day, including weekends and holidays, on those shares outstanding for which payment was received by the close of business on the preceding business day.

     Redeemed shares continue to earn dividends through and including the earlier of:

     1. the day prior to the day when redemption proceeds are mailed, wired or transferred by the Automated Clearing House or the Agent or paid by the Agent to a selected dealer; or

     2. the third day the New York Stock Exchange is open after the day the net asset value of the redeemed shares was determined.

     The Fund's present policy is to pay dividends so they will be received or credited by approximately the first day of each month.

"How are dividends and distributions paid?"


     Dividends and distributions will automatically be reinvested in full and fractional shares of the Fund of the same class at net asset value on the payment date for the dividend or distribution, unless you elect otherwise.


     You may choose to have all or any part of your dividends or distributions paid in cash. You can elect to have the cash portion of your dividends or distributions deposited, without charge, by electronic funds transfers into your account at a financial institution, if it is a member of the Automated Clearing House.

     You can make any of these elections on the New Account Application, by a Ready Access Features Form or by a letter to the Agent. Your election to receive some or all of your dividends and distributions in cash will be effective as of the next payment of dividends after it has been received in proper form by the Agent. It will continue in effect until the Agent receives written notification of a change.

     Whether your dividends and distributions are received in cash or reinvested, you will receive a monthly statement indicating the current status of your investment account with the Fund.


     If you do not comply with laws requiring you to furnish taxpayer identification numbers and report dividends, the Fund may be required to impose backup withholding at a rate of 28% upon payment of redemptions to shareholders and on capital gains distributions (if any) and any other distributions that do not qualify as "exempt-interest dividends."


     The Fund reserves the right to change the dividend and distribution payment option on your account to "reinvest" if mail sent to the address on your account is returned by the post office as "undeliverable" and you have elected to have your account dividends and/or distributions paid in cash. In such event, the Fund would then purchase additional shares of the Fund with any dividend or distribution payments that are "undeliverable." In order to change the option back to "cash," you would need to send the Agent written instructions as described above.

                                 Tax Information

     Net investment income includes income from Rhode Island Obligations in the portfolio that the Fund allocates as "exempt-interest dividends." Such dividends are exempt from regular Federal income tax. The Fund will allocate exempt-interest dividends by applying one designated percentage to all income dividends it declares during its tax year. It will normally make this designation in the first month following its fiscal year end for dividends paid in the prior year.

     It is possible that a portion of the distributions paid by the Fund in excess of its net tax-exempt income will be subject to federal and Rhode Island income taxes.

     During the last calendar year and the most recent fiscal year, the Fund dividends consisted of the following:


Calendar Year
12/31/02

                    Exempt-Interest     Capital               Ordinary
                    Dividends           Gains Dividends       Dividend Income

Class A Shares      98.89%              0.00%                 1.11%

Class C Shares      98.37%              0.00%                 1.63%


Fiscal Year
06/30/03

                    Exempt-Interest     Capital               Ordinary
                    Dividends           Gains Dividends       Dividend Income

Class A Shares      98.09%              0.00%                 1.91%

Class C Shares      98.09%              0.00%                 1.91%



     Net capital gains of the Fund, if any, realized through October 31st of each year and not previously paid out will be paid out after that date. The Fund may also pay supplemental distributions after the end of its fiscal year. Capital gains and any other taxable dividends declared in October, November or December and paid to you in January (whether received in cash or reinvested in shares) are taxable for Federal income tax purposes as if received in December. If net capital losses are realized in any year, they are charged against capital and not against net investment income, which is distributed regardless of gains or losses.


     The Fund intends to qualify during each fiscal year under the Internal Revenue Code to pay exempt-interest dividends to its shareholders. Exempt-interest dividends derived from net income earned by the Fund on Rhode Island Obligations will be excludable from gross income of the shareholders for regular Federal income tax purposes. Capital gains dividends are not included in "exempt-interest dividends." Although exempt-interest dividends are not subject to regular Federal income tax, each taxpayer must report the total amount of tax-exempt interest (including exempt-interest dividends from the Fund) received or acquired during the year. Exempt-interest dividends are taken into account in determining the taxable portion of any Social Security or Railroad Retirement benefit you or your spouse receives.

     The Fund will treat as ordinary income in the year received certain gains on Rhode Island Obligations it acquired after April 30, 1993 and sells for less than face or redemption value. Those gains will be taxable to you as ordinary income, if distributed.


     Capital gains dividends (net long-term gains over net short-term losses) which the Fund distributes and so designates are reportable by shareholders as taxable gains from the sale or exchange of a capital asset held for more than a year. This is the case whether the shareholder reinvests the distribution in shares of the Fund or receives it in cash, regardless of the length of time the investment is held.


     Short-term gains, when distributed, are taxed to shareholders as ordinary income. Capital losses of the Fund are not distributed but are carried forward by the Fund to offset gains in later years and reduce future capital gains dividends and amounts taxed to shareholders.

     The Fund's gains or losses on sales of Rhode Island Obligations will be deemed long- or short-term depending upon the length of time the Fund holds these obligations.

     You will receive information on the tax status of the Fund's dividends and distributions annually.

Special Tax Matters

     Under the Internal Revenue Code, interest on loans incurred by shareholders to enable them to purchase or carry shares of the Fund may not be deducted for regular Federal tax purposes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are deemed used for the purpose of purchasing or carrying particular assets, the purchase of shares of the Fund may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

     If you, or someone related to you, is a "substantial user" of facilities financed by industrial development or private activity bonds, you should consult your own tax adviser before purchasing shares of the Fund.

     Interest from all Rhode Island Obligations is tax-exempt for purposes of computing the shareholder's regular tax. However, interest from so-called private activity bonds issued after August 7, 1986, constitutes a tax preference for both individuals and corporations and thus will enter into a computation of the alternative minimum tax ("AMT"). Whether or not that computation will result in a tax will depend on the entire content of your return. The Fund will not invest more than 20% of its assets in the types of Rhode Island Obligations that pay interest subject to AMT. An adjustment required by the Internal Revenue Code will tend to make it more likely that corporate shareholders will be subject to AMT. They should consult their tax advisers.

"What should I know about Rhode Island taxes?"

     The following is a summary of certain Rhode Island tax consequences relating to an investment in the Fund.

     This summary assumes that the Fund qualifies as a regulated investment company for Federal income tax purposes under Subchapter M of the Internal Revenue Code. Such summary is based upon the provisions of the Rhode Island tax law and the regulations promulgated thereunder as currently in effect, all of which are subject to change, possibly with retroactive effect. Prospective investors in the Fund should contact their tax advisers regarding the effect of Rhode Island or other state or local tax laws on their investment.

     Taxation of the Fund. The Fund will be subject to the Rhode Island business corporation tax in an amount equal to the greater of $250 or $0.10 on each $100 of the gross income of the Fund (as that term is defined in the Rhode Island tax law) that is apportioned to Rhode Island.

     Individual Holders. Individual holders of shares of the Fund who are subject to Rhode Island personal income taxation will not be required to include in income for Rhode Island personal income tax purposes that portion of the exempt-interest dividends which the Fund clearly identifies as directly attributable to interest earned on Rhode Island Obligations. They will be required to include in income any interest, ordinary or capital gain dividends and net short-term capital gains realized by the Fund, unless those items are derived from obligations or securities issued by any authority, commission or instrumentality of the United States or from the sale of underlying Rhode Island Obligations which are issued by Rhode Island issuers and are specifically exempted from Rhode Island capital gains tax by the Rhode Island law authorizing their issuance.

     Gain or loss recognized by individuals subject to Rhode Island personal income taxation will be included in their Rhode Island source income. However, Rhode Island may specifically exempt from Rhode Island capital gains tax gain recognized on the sale or exchange of certain Rhode Island Obligations.

     Corporate Holders. Generally, corporate holders of shares of the Fund, which are subject to the Rhode Island business corporation tax or the Rhode Island franchise tax, will be taxed on their net income, authorized stock or at a flat rate minimum tax. Net income (as such term is defined by Rhode Island tax law) will include distributions of capital gain dividends and any net short-term capital gains realized by the Fund, unless such distributions of capital gain dividends and short-term capital gains are derived from the sale of underlying Rhode Island Obligations which are issued by Rhode Island issuers and are specifically exempted from the Rhode Island capital gains tax.

     Property and Estate Taxes. Shares of the Fund will be exempt from local property taxes in Rhode Island but will be includable in the gross estate of a deceased individual shareholder who is a resident of Rhode Island for purposes of the Rhode Island estate tax.

     Shareholders of the Fund should consult their tax advisers about other state and local tax consequences of their investment in the Fund.

                    NARRAGANSETT INSURED TAX-FREE INCOME FUND
                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

     The financial highlights table is intended to help you understand the Fund's financial performance for the past five years of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, is included in the annual report, is incorporated by reference into the SAI and is available upon request.


                                                                              Class A
                                                   ---------------------------------------------------------------

                                                                         Year Ended June 30,
                                                   --------------------------------------------------------------
                                                    2003         2002          2001          2000          1999
                                                   -------      -------       -------       -------       -------
Net asset value, beginning of period ..........     $10.47       $10.32        $9.91         $10.16        $10.47
                                                   -------      -------       -------       -------       -------
Income (loss) from investment operations:
   Net investment income+ .....................      0.42         0.45          0.47          0.49          0.49
   Net gain (loss) on securities
      (both realized and unrealized) ..........      0.47         0.16          0.44         (0.24)        (0.30)
                                                   -------      -------       -------       -------       -------
   Total from investment operations ...........      0.89         0.61          0.91          0.25          0.19
                                                   -------      -------       -------       -------       -------
Less distributions:
   Dividends from net investment income .......     (0.44)       (0.46)        (0.50)        (0.50)        (0.50)
                                                   -------      -------       -------       -------       -------
Net asset value, end of period ................     $10.92       $10.47        $10.32         $9.91        $10.16
                                                   =======      =======       =======       =======       =======
Total return (not reflecting sales charge) ....     8.64%        6.07%         9.19%         2.58%         1.74%

Ratios/supplemental data
   Net assets, end of period (in thousands) ...   $106,887      $86,378       $67,669       $59,899       $66,611
   Ratio of expenses to average net assets ....     0.51%        0.49%         0.41%         0.41%         0.39%
   Ratio of net investment income to
       average net assets .....................     3.96%        4.34%         4.65%         4.89%         4.61%
   Portfolio turnover rate ....................     11.74%       6.02%         3.08%         8.66%         1.36%

The expense and net investment income ratios without the effect of the voluntary waiver of a portion of the management fee and the voluntary expense reimbursement were:

   Ratio of expenses to average net assets ....     0.88%        0.88%         0.95%         0.95%         0.91%
   Ratio of net investment income to
      average net assets ......................     3.59%        3.95%         4.11%         4.36%         4.09%

The expense ratios after giving effect to the waiver, reimbursement and expense offset for uninvested cash balances were:

   Ratio of expenses to average net assets ....     0.48%          0.46%         0.40%         0.38%         0.35%

----------
+ Per share amounts have been calculated using the monthly average shares method.

                                                                                 Class C
                                                     --------------------------------------------------------------
                                                                           Year Ended June 30,
                                                     --------------------------------------------------------------
                                                      2003          2002          2001          2000         1999
                                                     ------        ------        ------        ------       ------
Net asset value, beginning of period ..........      $10.47        $10.32         $9.91        $10.16       $10.47
                                                     ------        ------        ------        ------       ------
Income from investment operations:
   Net investment income + ....................       0.33          0.36          0.38          0.40         0.38
   Net gain (loss) on securities (both
        realized and unrealized) ..............       0.47          0.16          0.43         (0.24)       (0.29)
                                                     ------        ------        ------        ------       ------
   Total from investment operations ...........       0.80          0.52          0.81          0.16         0.09
                                                     ------        ------        ------        ------       ------
Less distributions:
   Dividends from net investment income .......      (0.35)        (0.37)        (0.40)        (0.41)       (0.40)
                                                     ------        ------        ------        ------       ------
Net asset value, end of period ................      $10.92        $10.47        $10.32         $9.91       $10.16
                                                     ======        ======        ======        ======       ======
Total return (not reflecting sales charge) ....       7.72%         5.16%         8.27%         1.71%        0.76%
Ratios/supplemental data
   Net assets, end of period (in thousands)....      $22,506      $15,606        $7,023        $4,681       $4,213
   Ratio of expenses to average net assets ....       1.35%         1.34%         1.26%         1.26%        1.35%
   Ratio of net investment income to
      average net assets ......................       3.10%         3.46%         3.78%         4.04%        3.65%
   Portfolio turnover rate ....................      11.74%         6.02%        3.08%+         8.66%        1.36%

The expense and net investment income ratios without the effect of the voluntary waiver of a portion of the management fee and the voluntary expense reimbursement were:

   Ratio of expenses to average net assets ....       1.72%         1.72%         1.80%         1.80%        1.75%
   Ratio of net investment income to
      average net assets ......................       2.73%         3.07%         3.24%         3.50%        3.25%

The expense ratios after giving effect to the waiver, reimbursement and expense offset for uninvested cash balances were:

   Ratio of expenses to average net assets ....       1.33%         1.31%         1.25%         1.23%        1.32%

----------
+ Per share amounts have been calculated using the monthly average shares method.

MANAGER AND FOUNDER
Aquila Management Corporation
380 Madison Avenue, Suite 2300
New York, New York 10017

INVESTMENT SUB-ADVISER
Citizens Investment Advisors, a department of
  Citizens Bank of Rhode Island
One Citizens Plaza
Providence, Rhode Island 02903


BOARD OF TRUSTEES
Lacy B. Herrmann, Chairman
Vernon R. Alden
Paul Y. Clinton
David A. Duffy
William J. Nightingale
John J. Partridge
Cornelius T. Ryan
J. William Weeks


OFFICERS
Diana P. Herrmann, President
Stephen J. Caridi, Senior Vice President
Joseph P. DiMaggio, Chief Financial Officer and Treasurer
Edward M.W. Hines, Secretary

DISTRIBUTOR
Aquila Distributors, Inc.
380 Madison Avenue, Suite 2300
New York, New York 10017


TRANSFER AND SHAREHOLDER SERVICING AGENT
PFPC Inc.
760 Moore Road
King of Prussia, Pennsylvania 19406-1212


CUSTODIAN
Bank One Trust Company, N.A.
1111 Polaris Parkway
Columbus, Ohio 43240

INDEPENDENT AUDITORS
KPMG LLP
757 Third Avenue
New York, New York 10017

COUNSEL
Hollyer Brady Smith & Hines LLP
551 Fifth Avenue
New York, New York 10176

Back Cover


This Prospectus concisely states information about the Fund that you should know before investing. A Statement of Additional Information about the Fund (the "SAI") has been filed with the Securities and Exchange Commission. The SAI contains information about the Fund and its management not included in this Prospectus. The SAI is incorporated by reference in its entirety in this Prospectus and is therefore legally a part of this Prospectus. Only when you have read both this Prospectus and the SAI are all material facts about the Fund available to you.


You can get additional information about the Fund's investments in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You can get the SAI and the Fund's annual and semi-annual reports without charge upon request by calling 800-437-1020 (toll free).

In addition, you can review and copy information about the Fund (including the SAI) at the Public Reference Room of the SEC in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 202-942-8090. Reports and other information about the Fund are also available on the EDGAR Database at the SEC's Internet site at http://www.sec.gov. Copies of this information can be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

This Prospectus should be read and retained for future reference

The file number under which the Fund is registered with the SEC under the
Investment Company Act of 1940 is 811-6707.

NARRAGANSETT INSURED TAX-FREE INCOME FUND
[LOGO]

One of The
Aquilasm Group of Funds


PROSPECTUS

To receive a free copy of the Fund's SAI, annual or semi-annual report, or other information about the Fund including yield information, call:

                     800-437-1020 toll-free or 212-697-6666


                   To make shareholder account inquiries, call
                   the Fund's Shareholder Servicing Agent at:
                             800-437-1000 toll free
                               or you can write to
                                    PFPC Inc.
                                 760 Moore Road
                         King of Prussia, PA 19406-1212

                    Narragansett Insured Tax-Free Income Fund
                         380 Madison Avenue, Suite 2300
                               New York, NY 10017
                                  800-437-1020
                                  212-697-6666

                                   Prospectus


Class Y Shares                                                October 24, 2003
Class I Shares


     Narragansett Insured Tax-Free Income Fund is a mutual fund that seeks to provide you a high level of preservation of capital and consistency of current income exempt from Rhode Island state and regular Federal income taxes as is consistent with preservation of capital. The Fund invests primarily in tax-free municipal obligations which are insured as to payment of principal and interest by nationally recognized insurers of municipal obligations.


For purchase, redemption or account inquiries contact the Fund's Shareholder Servicing Agent:


           PFPC Inc. * 760 Moore Road * King of Prussia, PA 19406-1212
                             800-437-1000 toll free


                    For general inquiries & yield information
                     800-437-1020 toll free or 212-697-6666

The Securities and Exchange Commission has not approved or disapproved the Fund's securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS


The Fund's Objective, Investment Strategies
and Main Risks...................................2
Risk/Return Bar Chart and Performance Table .....4
Fees and Expenses of the Fund....................6
Investment of the Fund's Assets..................7
Fund Management..................................9
Net Asset Value per Share.......................10
Purchases ......................................11
Redeeming Your Investment.......................12
Alternative Purchase Plans......................15
Dividends and Distributions.....................17
Tax Information.................................18
Financial Highlights............................21

           The Fund's Objective, Investment Strategies and Main Risks

"What is the Fund's objective?"

     The Fund's objective is to seek a high level of preservation for investors' capital and consistency in the payment of current income which is exempt from both State of Rhode Island personal income taxes and regular Federal income taxes.

"What is the Fund's investment strategy?"


     In seeking its objective, the Fund will invest primarily in Rhode Island Obligations which are insured by nationally recognized insurers of municipal obligations as to the timely payment of principal and interest when due. The Fund invests in tax-free municipal obligations which pay interest exempt from Rhode Island state and regular Federal income taxes. We call these "Rhode Island Obligations." In general, all or almost all of these obligations are issued by the State of Rhode Island, its counties and various other local authorities. At least 80% of the Fund's assets will always consist of such obligations of these issuers. These obligations can be of any maturity but the Fund's average portfolio maturity has traditionally been between 12 and 14 years.


     The purpose of having insurance on investments in Rhode Island Obligations in the Fund's portfolio is to reduce financial risk for investors in the Fund. The insurance of principal and interest under these types of insurance policies refers to the payment of the face or par value of the Rhode Island Obligation and interest when due.

     It is a goal of the Fund, which may not be achieved, that 100% of the Fund's assets will be invested in insured Rhode Island Obligations. However, if the Board of Trustees determines that there is an inadequate supply of Rhode Island Obligations with appropriate insurance then the Fund may invest in Rhode Island Obligations that are not insured. As a fundamental policy, 80% of the Fund's assets will be invested in Rhode Island Obligations which are insured.

     The Sub-Adviser selects obligations for the Fund's portfolio to best achieve the Fund's objective. The Sub-Adviser evaluates specific obligations for purchase by considering various characteristics including quality, maturity and coupon rate.


     The interest paid on certain types of Rhode Island Obligations may be subject to the Federal alternative minimum tax ("AMT"). As a fundamental policy of the Fund, at least 80% of the Fund's assets must be invested in Rhode Island Obligations whose interest is exempt from Rhode Island state and regular Federal income taxes and is also not subject to AMT.


"What are the main risks of investing in the Fund?"

     Among the risks of investing in shares of the Fund and its portfolio of securities are the following:

         Loss of money is a risk of investing in the Fund.

     The Fund's assets, being primarily or entirely Rhode Island issues, are subject to economic and other conditions affecting Rhode Island. Adverse local events, such as a downturn in the Rhode Island economy, could affect the value of the Fund's portfolio.

     There are two types of risk associated with any fixed-income debt securities such as Rhode Island Obligations: interest rate risk and credit risk.


* Interest rate risk relates to fluctuations in market value arising from changes in interest rates. If interest rates rise, the value of debt securities, including Rhode Island Obligations, will normally decline. If the value of Rhode Island Obligations held by the Fund declines, the net asset value of your shares in the Fund will also decline. All fixed-rate debt securities, even the most highly rated Rhode Island Obligations, are subject to interest rate risk. Rhode Island Obligations with longer maturities generally have a more pronounced reaction to interest rate changes than shorter-term securities.


* Credit risk relates to the ability of the particular issuers of the Rhode Island Obligations the Fund owns to make periodic interest payments as scheduled and ultimately repay principal at maturity.

     Insurance on an obligation is intended to mitigate credit risk. It does not insure the market price of the obligation. The market value of obligations in the Fund will, over time, be affected by various factors including the general movement of interest rates. The value of the Fund's shares is not insured. The proceeds of redemptions may be more or less than your original cost.

     An investment in the Fund is not a deposit in Citizens Bank of Rhode Island, any of its bank or non-bank affiliates or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     The Fund is classified as a "non-diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"). Thus, compared with "diversified" funds, it may invest a greater percentage of its assets in obligations of a particular issuer and may therefore not have as much diversification among securities, and thus diversification of risk. In general, the more the Fund invests in the securities of specific issuers, the more the Fund is exposed to risks associated with investments in those issuers.

                    NARRAGANSETT INSURED TAX-FREE INCOME FUND
                   RISK/RETURN BAR CHART AND PERFORMANCE TABLE


     The bar chart shown below provides an indication of the risks of investing in Narragansett Insured Tax-Free Income Fund by showing changes in performance of the Fund's Class Y Shares from year to year over a six-year period. The table on the following page shows the risk of investing in the Fund by showing how the Fund's average annual returns for the periods indicated compare to a broad measure of market performance. The table also shows the effect of taxes on the Fund's returns by presenting after-tax returns for Class Y Shares. These returns are calculated using the highest individual Federal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes. A "return after taxes on distributions and redemption" may sometimes be higher than the other two return figures; this happens when there is a capital loss on redemption, giving rise to a tax benefit to the shareholder. Actual after-tax returns will depend on your specific situation and may differ from those shown. The after-tax returns shown will be irrelevant to investors owning shares through tax-deferred accounts, such as IRAs or 401(k) plans. The total returns reflect reinvestment of dividends and distributions. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


[Bar Chart]
Annual Total Returns
Class Y Shares
1997-2002

20%
18%
16%
14%
12%                           10.96
10%       9.62                XXXX          9.41
 8%       XXXX  6.15          XXXX          XXXX
 6%       XXXX  XXXX          XXXX   4.12   XXXX
 4%       XXXX  XXXX          XXXX   XXXX   XXXX
 2%       XXXX  XXXX          XXXX   XXXX   XXXX
 0%       XXXX  XXXX          XXXX   XXXX   XXXX
-2%                    XXXX
-4%                   -2.76
-6%
          1997  1998   1999   2000   2001   2002
                   Calendar Years


During the period shown in the bar chart, the highest return for a quarter was 4.45% (quarter ended September 30, 2002) and the lowest return for a quarter was -2.06% (quarter ended June 30, 1999).

The year-to-date (from January 1, 2003 to September 30, 2003) total return was 4.30% for Class Y Shares and 4.27% for Class I Shares.

                              Average Annual Total Return

                                                   Since
 For the Period Ended       1 Year     5 Years     Inception
    December 31, 2002

Narragansett Insured
 Tax-Free Income Fund

Class Y Shares
    Return before taxes     9.41%      5.46%       6.32%(1)
    Return after taxes on
     distributions          9.38%      5.43%       6.28%
    Return after taxes on
     distributions and
     redemptions            7.54%      5.32%       6.08%

Lehman Brothers Quality
 Intermediate Municipal
 Bond Index(2)              9.23%      5.88%       6.17%

                                                  Since
For the Period Ended       1 Year     5 Years     Inception
   December 31, 2002

Narragansett Insured
 Tax-Free Income Fund

Class I Shares
    Return before taxes     9.24%       N/A       5.10%(3)

Lehman Brothers Quality
 Intermediate Municipal
  Bond Index(2)             9.23%      5.88%      5.76%

(1)From commencement of Class Y Shares on May 1, 1996.

(2) The Lehman Brothers Quality Intermediate Municipal Bond Index is nationally oriented and consists of an unmanaged mix of investment-grade intermediate-term municipal securities of issuers throughout the United States. Because of the relatively short duration (approximately 6 years) of the Fund's portfolio, management believes the Intermediate Index to be appropriate, although the average maturity of the Fund's portfolio is somewhat longer than that of the index and the Fund's portfolio may accordingly experience somewhat greater volatility.

(3)From commencement of Class I Shares on November 1, 1998.

                    NARRAGANSETT INSURED TAX-FREE INCOME FUND
                          FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                        Class I        Class Y
                                        Shares         Shares
Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load)
  Imposed on Purchases
  (as a percentage of offering price)       None         None
Maximum Deferred Sales Charge (Load)........None         None
Maximum Sales Charge (Load) Imposed
  on Reinvested Dividends or Distributions
  (as a percentage of offering price).......None         None
Redemption Fees.............................None         None
Exchange Fee................................None         None

Annual Fund Operating Expenses (expenses that are deducted from the Fund's assets)

Management Fee(1)........................... 0.50%       0.50%
Distribution(12b-1) Fee.  ...................0.025%(2)   None
Other(3)              .......................0.39%       0.25%
 Total Annual Fund Operating Expenses(4).....0.915%      0.75%


(1) The Fund pays the Manager an advisory fee at the annual rate of 0.50 of 1% of average annual net assets of which 0.39% is currently being waived; the Manager pays the Sub-Adviser a sub-advisory fee at the annual rate of 0.23 of 1% of average annual net assets of which 0.13 of 1% is currently being waived. Fee waivers can be discontinued at any time.

(2) Current rate; up to 0.25% can be authorized.

(3) Other expenses for the two classes differ because Class I Shares bear program costs for financial intermediaries of 0.175%, which includes transfer agent services, and charges common to both classes of 0.21%; Class Y Shares bear only the common charges of 0.21% and an allocation for transfer agent services of 0.04%.

(4) The expense ratios for the fiscal year ended June 30, 2003 after giving effect to all waivers and the expense offset for uninvested cash balances were incurred at the following annual rates: total Fund operating expenses were 0.49% for Class I Shares and 0.33% for Class Y Shares.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all dividends and distributions, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 year    3 years    5 years   10 years

Class I Shares.......... $93       $292       $507      $1,125
Class Y Shares.......... $77       $240       $419      $  930

                         Investment of the Fund's Assets

"Is the Fund right for me?"

     The shares of the Fund are designed to be a suitable investment for individuals, corporations, institutions and fiduciaries who seek a high level of preservation for the principal of their investment and consistency in the payment of income which is exempt from regular State of Rhode Island personal income taxes and regular Federal income taxes.

     Institutional Class Shares ("Class Y Shares") are offered only to institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity. Financial Intermediary Class Shares ("Class I Shares") are offered and sold only through financial intermediaries with which Aquila Distributors, Inc. (the "Distributor") has entered into sales agreements. The Fund does not sell the shares of either class directly to retail customers.

Rhode Island Obligations

     The Fund invests in Rhode Island Obligations, which are a type of municipal obligation. They pay interest which bond counsel or other appropriate counsel deems to be exempt from regular Federal and State of Rhode Island income taxes. They include obligations of Rhode Island issuers and certain non-Rhode Island issuers, of any maturity.

     At the time of purchase, the Fund's Rhode Island Obligations must be of investment-grade quality. This means that they must either

* be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,

* if unrated, be determined to be of comparable quality by the Fund's Sub-Adviser, Citizens Investment Advisors, a department of Citizens Bank of Rhode Island.

     The obligations of non-Rhode Island issuers that the Fund can purchase as Rhode Island Obligations are those issued by or under the authority of Guam, the Northern Mariana Islands, Puerto Rico and the Virgin Islands. Interest paid on these obligations is currently exempt from regular Federal and Rhode Island income taxes. The Fund purchases the obligations of these issuers only when obligations of Rhode Island issuers with the appropriate characteristics of quality, maturity and coupon rate are unavailable.

Municipal Obligations

     Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for public purposes.

     There are two principal classifications of municipal obligations: "notes" and "bonds." Notes generally have maturities of one year or less, while bonds are paid back over longer periods.

     The various public purposes for which municipal obligations are issued include:

     *    obtaining funds for general operating expenses,

     *    refunding outstanding obligations,

     * obtaining funds for loans to other public institutions and facilities, and

     * funding the construction of highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works.

Municipal obligations include:

     *    tax, revenue or bond anticipation notes,

     *    construction loan notes,

     *    project notes, which sometimes carry a U.S. government guarantee,

     * municipal lease/purchase agreements, which are similar to installment purchase contracts for property or equipment, and

     *    floating and variable rate demand notes.


"Explain further how interest rate risk and credit risk may affect the value of the Fund's investments and their yields."


     Change in prevailing interest rates is the most common factor that affects the value of the obligations in the Fund's portfolio. Any such change may have different effects on short-term and long-term Rhode Island Obligations. Long-term obligations (which usually have higher yields) may fluctuate in value more than short-term ones. Thus, the Fund may shorten the average maturity of its portfolio when it believes that prevailing interest rates may rise. While this strategy may promote one part of the Fund's objective, preservation of capital, it may also result in a lower level of income.


     An additional aspect of credit risk that is related to but distinct from the direct risk of nonpayment by an issuer is that market perceptions may develop, based on the determinations of a rating agency or otherwise, of deterioration in an issuer's credit, and these may tend to depress the market value of the issuer's outstanding debt obligations. Other market conditions may ameliorate this effect; for example, in a period of rising demand for, and/or diminishing supply of, Rhode Island Obligations, the market value of a Rhode Island Obligation may remain relatively firm even in the face of a lowered credit rating for an issuer. Nevertheless, deterioration in creditworthiness tends as a general matter to be reflected over time in lower market values.


"What are the main risk factors and special considerations specifically relating to investment in Rhode Island Obligations?"

     The following is a discussion of the general factors that might influence the ability of Rhode Island issuers to repay principal and interest when due on Rhode Island Obligations that the Fund owns. The Fund has derived this information from sources that are generally available to investors and believes it to be accurate, but it has not been independently verified and may not be complete.

     The Rhode Island economy suffered a recession that began in June of 1989 and continued through 1991. As had been typical in the past, Rhode Island entered this recession sooner than the United States and New England, and it fell further in percentage terms. Since then, its reaction to the national business cycle has been more muted. During the recovery of the nineties Rhode Island's Gross State Product (GSP) grew more slowly than the nation - an average annual growth rate of 2.4% vs. 3.7% for the nation. It also grew more slowly than the New England region as a whole. New England's GSP grew at an average annual growth rate of 3.3%. This pattern is also reflected in non-agricultural employment. Rhode Island non-agricultural employment grew at an average of 1.2% per year, while the nation grew at an average rate of 1.9% and New England employment grew at an average of 1.3%. Fortunately, this muted reaction to the business cycle, which began in the expansion of the 90's, continued as the national economy slipped into recession. As the national slowdown began New England was hard hit, Rhode Island fared reasonably well for a New England State. The New England region had a growth rate of 0.0% for Gross State Product between 2000 and 2001, while Rhode Island's growth was 0.3% (the nation as a whole grew at 0.4%). Both New Hampshire and Massachusetts experienced negative growth rates of 1.8% and 0.4% respectively. The dampening of the business cycle, slower growth in good times and a slower descent in bad times, lends a type of stability that is unique in Rhode Island's history.


     The national recovery from the 2001 recession has been termed a "jobless" recovery. In fact, the nation has continued to lose jobs from a high of 132 million in January of 2001. By August of 2003 three million more jobs had been lost. New England has shown a similar pattern, steadily losing jobs from a high of just over 7 million in January of 2001 to a low of 6.8 million in August of 2003. On the other hand, Rhode Island shows a slight gain over the same recovery period of an additional 950 jobs.


     During the expansion in the nineties, and continuing to the present, Rhode Island has experienced a large structural shift in its employment base. Manufacturing, once the mainstay of the economy, has shrunk. Between 1991 and 2000 manufacturing employment in Rhode Island has fallen 21%. During this same time period it fell 12% in the New England Region and while remaining virtually unchanged nationally. Rhode Island shifted toward a service economy with service jobs increasing 16% between 1991 and 2000. One of the recent bright spots in the Rhode Island economy has been financial services including insurance. Employment in financial services has grown over 15% during the 90's expansion.


     Most recently Rhode Island has done well in the growth of personal income. Between the first quarter of 2002 and the first quarter of 2003 personal income grew at 4.65% in Rhode Island, while growing at only 3.3% nationally. This is considerably higher than anticipated. Rhode Island has fared much better than the other two southern New England States. Personal income in Massachusetts grew at only 2.4% while Connecticut's personal income grew at 1.5% over the same period.


     Despite the comparatively good performance, the Rhode Island economy has shown little growth during the present recovery. The national economy is showing signs of a real recovery in the third quarter of 2003, and this national strength is expected to add to the growth of the Rhode Island economy in the first to second quarters of 2004.


     The State budget, while balanced, has several areas of risk. Income tax revenue continues to be strong, but receipts from video slots and the lottery are less than projected. The primary risk, however, is on the expenditure side. Staffing levels continue to be frozen, while medical expenses are increasing, as well as pension benefits to retired workers. Fiscal year 2005 will see a number of union contracts expire, and the issue of shared medical expenses will be critical in determining the condition of the state budget over the next five years. Nationally, more expenses are being shifted to the state level. This is likely to produce a domino effect as states shift more expenses to the local level. The current budget plans include only a 3.9% per annum average increase in local aid over the next five years. This is likely to be squeezed even more if state expenditures increase more than the optimistic 2003 forecast of the state Revenue Estimating Committee.


     The Rhode Island economy has fared comparatively well during the last recession of 2001. The restructuring of the Rhode Island economy during the 90's expansion has served to insulate it from some of the swings of the business cycle. Unfortunately, this is likely to dampen the effect of the recovery on the Rhode Island economy. This, in turn, may hinder attempts to deal with budget shortfalls over the next few years.

                                 Fund Management

"How is the Fund managed?"


     Aquila Management Corporation, 380 Madison Avenue, Suite 2300, New York, NY 10017, the Manager, is the Fund's investment adviser under an Advisory and Administration Agreement. It has delegated its investment advisory duties, including portfolio management, to the Sub-Adviser, Citizens Investment Advisors, a department of Citizens Bank of Rhode Island, One Citizens Plaza, Providence, Rhode Island 02903, under a sub-advisory agreement described below. The Manager is also responsible for administrative services, including providing for the maintenance of the headquarters of the Fund, overseeing relationships between the Fund and the service providers to the Fund, either keeping the accounting records of the Fund or, at its expense and responsibility, delegating such duties in whole or in part to a company satisfactory to the Fund, maintaining the Fund's books and records and providing other administrative services.


         The Sub-Adviser provides the Fund with local advisory services.


     Under the Sub-Advisory Agreement, the Sub-Adviser provides for investment supervision, including supervising continuously the investment program of the Fund and the composition of its portfolio, determining what securities will be purchased or sold by the Fund, and arranging for the purchase and the sale of securities held in the portfolio of the Fund; and, at the Sub-Adviser's expense, determining the value of the Fund's portfolio daily.


     During the fiscal year ended June 30, 2003, the Fund accrued management fees to the Manager at the annual rate of 0.50 of 1% of its average annual net assets.

Information about the Manager and the Sub-Adviser


     The Fund's Manager is founder and Manager and/or administrator of each fund in the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money-market funds and an equity fund. As of September 30, 2003, these funds had aggregate assets of approximately $3.9 billion, of which approximately $2.5 billion consisted of assets of the tax-free municipal bond funds. The Manager, which was founded in 1984, is controlled by Mr. Lacy B. Herrmann, directly, through a trust and through share ownership by his wife.


     Citizens Investment Advisors, a department of Citizens Bank of Rhode Island, the Sub-Adviser, is wholly-owned by Citizens Financial Group, Inc. ("CFG"). CFG is a wholly-owned subsidiary of The Royal Bank of Scotland, PLC. The Sub-Adviser operates through 78 branch offices in Rhode Island. Among other CFG subsidiaries, Citizens Bank of Connecticut has 42 branches in southeastern Connecticut; Citizens Bank of Massachusetts has more than 245 branches in southeastern Massachusetts; Citizens Bank of New Hampshire has 75 branches in New Hampshire; Citizens Bank of Delaware has 20 branches in Delaware; and Citizens Bank of Pennsylvania has 367 branches in Pennsylvania. CFG is a $71 billion bank holding company and is one of the 20 largest bank holding companies in the United States. Through the Sub-Adviser and other subsidiaries, CFG provides a full range of financial services to individuals, businesses, and governmental units. As of June 30, 2003, the Trust and Investment Services Group of the Sub-Adviser had approximately $2.4 billion of assets under management, including approximately $503 million in municipal obligations.


     Salvatore C. DiSanto is the officer of the Sub-Adviser who manages the Fund's portfolio. He has served as such since the inception of the Fund in September 1992. Mr. DiSanto, a Senior Vice-President within the Sub-Adviser's Trust and Investment Services Group, is a member of its Trust Investment Committee. He has been employed by the Sub-Adviser for 45 years and has been involved in portfolio management for the last 38 years.

                            Net Asset Value per Share

     The net asset value of the shares of each of the Fund's classes of shares is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (a "business day"), by dividing the value of the Fund's net assets (which means the value of the assets less liabilities) allocable to each class by the total number of shares of such class outstanding at that time. In general, net asset value of the Fund's shares is based on portfolio market value, except that Rhode Island Obligations maturing in 60 days or less are generally valued at amortized cost. The price at which a purchase or redemption of shares is effected is based on the net asset value next calculated after your purchase or redemption order is received in proper form. The New York Stock Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

                                    Purchases


"Are there alternative purchase plans?"


     This Prospectus offers two separate classes of shares. All classes represent interests in the same portfolio of Rhode Island Obligations.


"In which states can I buy shares of the Fund?"


     You can purchase shares of the Fund if you live in Rhode Island or in one of the other states listed below. You should not purchase shares of the Fund if you do not reside in one of the following states.

     Also, if you do not reside in Rhode Island, dividends from the Fund may be subject to state income taxes of the state in which you do reside. Therefore, you should consult your tax adviser before buying shares of the Fund.

     On the date of this Prospectus, Class Y Shares and Class I Shares are available only in:


                      *Rhode Island * Connecticut * Hawaii
                             * New Jersey * New York


The Fund and the Distributor may reject any order for the purchase of shares.

"How much money do I need to invest?"

For Class Y Shares:

         $1,000. Subsequent investments can be in any amount.

Class I Shares:

     Financial intermediaries can set their own requirements for initial and subsequent investments.

"How do I purchase shares?"

     You may purchase Class Y Shares:

     * through an investment broker or dealer, or a bank or financial intermediary, that has a sales agreement with the Distributor, Aquila Distributors, Inc., in which case that institution will take action on your behalf, and you will not personally perform the steps indicated below; or

     * directly through the Distributor, by mailing payment to the Fund's Agent, PFPC Inc.


     Your investment must be drawn in United States dollars on a United States commercial bank, savings bank or credit union or a United States branch of a foreign commercial bank (each of which is a "Financial Institution").


     The price you will pay is net asset value for both Class Y Shares and Class I Shares. (See "What price will I pay for the Fund's shares?")

     You may purchase Class I Shares only through a financial intermediary.

Opening a Class Y Shares Account      Adding to a Class Y Shares
                                      Account

* Make out a check for                * Make out a check for
the investment amount                 the investment amount
payable to                            payable to
Narragansett                          Narragansett
Insured Tax-Free                      Insured Tax-Free
Income Fund.                          Income Fund.

* Complete the New Account          * Fill out the pre-printed
Application which is                  stub attached to the Fund's
available with the                    confirmations or supply the
Prospectus or upon request,           name(s) of account owner(s),
indicating the features               the account number, and
you wish to authorize.                the name of the Fund.

* Send your check and                 * Send your check and
completed New Account                 account information
Application to your                   to your dealer or to the
dealer or to the Fund's               Fund's Agent, PFPC Inc.
Agent, PFPC Inc.

"Can I transfer funds electronically?"

     You can have funds transferred electronically, in amounts of $50 or more, from your Financial Institution if it is a member of the Automated Clearing House. You may make investments through two electronic transfer features, "Automatic Investment" and "Telephone Investment."

     * Automatic Investment: You can authorize a pre-determined amount to be regularly transferred from your account.

     * Telephone Investment: You can make single investments of up to $50,000 by telephone instructions to the Agent.

     Before you can transfer funds electronically, the Fund's Agent must have your completed New Account Application authorizing these features. Or, if you initially decide not to choose these conveniences and then later wish to do so, you must complete a Ready Access Features Form which is available from the Distributor or Agent, or if your account is set up so that your broker or dealer makes these sorts of changes, request your broker or dealer to make them. The Fund may modify or terminate these investment methods or charge a service fee, upon 30 days' written notice to shareholders.

                            Redeeming Your Investment

Redeeming Class Y Shares

     You may redeem some or all of your shares by a request to the Agent. Shares will be redeemed at the next net asset value determined after your request has been received in proper form.

     There is no minimum period for investment in the Fund, except for shares recently purchased by check or by Automatic or Telephone Investment as discussed below.

         A redemption may result in a tax liability for you.

"How can I redeem my investment?"

By mail, send instructions to:


PFPC Inc.
Attn: Aquilasm Group of Funds
760 Moore Road
King of Prussia, PA 19406-1212


By telephone, call:

800-437-1000
toll free

By FAX, send
instructions to:


610-312-5463


For liquidity and convenience, the Fund offers expedited redemption for Class Y Shares.

Expedited Redemption Methods

You may request expedited redemption in two ways:

     1. By Telephone. The Agent will take instructions from anyone by telephone to redeem shares and make payments:

     a) to a Financial Institution account you have previously specified; or


     b) by check in the amount of $50,000 or less, mailed to the name and address on the account from which you are redeeming, provided that neither the name nor the address has changed during the prior 30 days. You may only redeem by check via telephone request once in any seven-day period.


                              Telephoning the Agent

         Whenever you telephone the Agent, please be prepared to supply:

         account name(s) and number

         name of the caller

         the social security number registered to the account

         personal identification


         Note: Check the accuracy of your confirmation statements immediately upon receipt. The Fund, the Agent, and the Distributor are not responsible for losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify a caller's identity. The Agent may record calls.



     2. By FAX or Mail. You may request redemption payments to a predesignated Financial Institution account by a letter of instruction sent to the Agent, PFPC Inc., by FAX at 610-312-5463 or by mail to 760 Moore Road, King of Prussia, PA 19406-1212. The letter, signed by the registered shareholder(s) (no signature guarantee is required), must indicate:

         account name(s)

         account number

         amount to be redeemed

         any payment directions

     To have redemption proceeds sent directly to a Financial Institution account, you must complete the Expedited Redemption section of the New Account Application or a Ready Access Features Form. You will be required to provide (1) details about your Financial Institution account, (2) signature guarantees and
(3) possible additional documentation.

The name(s) of the shareholder(s) on the Financial Institution account must be identical to the name(s) on the Fund's records of your account.

     You may change your designated Financial Institution account at any time by completing and returning a revised Ready Access Features Form.

Regular Redemption Method

         To redeem by the regular redemption method, send a letter of instruction to the Fund's Agent, which includes:

          account name(s)

          account number

          dollar amount or number of shares to be redeemed or a statement that all shares held in the account are to be redeemed payment instructions (we normally mail redemption proceeds to your address as registered with the Fund)

          signature(s) of the registered shareholder(s); and

          signature guarantee(s), if required, as indicated below. To be in "proper form," your letter must be signed by the registered shareholder(s) exactly as the account is registered. For a joint account, both shareholder signatures are necessary.

     We may require additional documentation for certain types of shareholders, such as corporations, partnerships, trustees or executors, or if redemption is requested by someone other than the shareholder of record.


     Signature Guarantees. If sufficient documentation is on file, we do not require a signature guarantee for redemptions up to $50,000, payable to the record holder, and sent to the address of record. In all other cases, signatures must be guaranteed.


         Your signature may be guaranteed by any:

         member of a national securities exchange

         U.S. bank or trust company

         state-chartered savings bank

         federally chartered savings and loan association

         foreign bank having a U.S. correspondent bank; or

         participant in the Securities Transfer Association Medallion Program ("STAMP"), the Stock Exchanges Medallion Program ("SEMP") or the New York Stock Exchange, Inc. Medallion Signature Program ("MSP").

         A notary public is not an acceptable signature guarantor.

Redemption of Class I Shares

     You may redeem all or any part of your Class I Shares at the net asset value next determined after receipt in proper form of your redemption request by your financial intermediary. Redemption requests for Class I Shares must be made through a financial intermediary and cannot be made directly. Financial intermediaries may charge a fee for effecting redemptions. There is no minimum period for any investment in the Fund. The Fund does not impose redemption fees or penalties on redemption of Class I Shares. A redemption may result in a transaction taxable to you.

"When will I receive the proceeds of my redemption?"


     Redemption proceeds for Class Y Shares are normally sent on the next business day following receipt of your redemption request in proper form. Except as described below, payments will normally be sent to your address of record within seven days.


Redemption                 Method of Payment            Charges

Under $1,000.              Check.                       None.

$1,000 or more.            Check, or wired              None.
                           or transferred through
                           the Automated Clearing
                           House to your Financial
                           Institution account,
                           if you so requested
                           on your New Account
                           Application or Ready
                           Access Features Form.

Through a broker/          Check or wire, to             None.  However
dealer.                    your broker/dealer.           your broker/dealer
                                                         may charge a fee.

     Although the Fund does not currently intend to, it can charge up to $5.00 per wire redemption, after written notice to shareholders who have elected this redemption procedure. Upon 30 days' written notice to shareholders the Fund may modify or terminate the use of the Automated Clearing House to make redemption payments at any time or charge a service fee, although no such fee is presently contemplated. If any such changes are made, the Prospectus will be supplemented to reflect them.

     Redemption payments for Class I Shares are made to financial intermediaries.


     The Fund may delay payment for redemption of shares recently purchased by check (including certified, cashier's or official bank check), Automatic Investment or Telephone Investment for up to 15 days after purchase; however, payment for redemption will not be delayed after (i) the check or transfer of funds has been honored, or (ii) the Agent receives satisfactory assurance that your Financial Institution will honor the check or transfer of funds. You can eliminate possible delays by paying for purchased shares with wired funds or Federal Reserve drafts.


     The Fund has the right to postpone payment or suspend redemption rights during certain periods. These periods may occur (i) when the New York Stock Exchange is closed for other than weekends and holidays, (ii) when the Securities and Exchange Commission (the "SEC") restricts trading on the New York Stock Exchange, (iii) when the SEC determines that an emergency exists which causes disposal of, or determination of the value of, portfolio securities to be unreasonable or impracticable, and (iv) during such other periods as the SEC may permit.

     The Fund can redeem your shares if their value totals less than $500 as a result of redemptions or failure to meet and maintain the minimum investment level under an Automatic Investment program. Before such a redemption is made, we will send you a notice giving you 60 days to make additional investments to bring your account up to the minimum.

     Redemption proceeds may be paid in whole or in part by distribution of the Fund's portfolio securities ("redemption in kind") in conformity with SEC rules. This method will only be used if the Board of Trustees determines that payments partially or wholly in cash would be detrimental to the best interests of the remaining shareholders.

"Is there an Automatic Withdrawal Plan?"


     An Automatic Withdrawal Plan, which is only available for Class Y Shares, allows you to receive a monthly or quarterly check in a stated amount, not less than $50.


                           Alternative Purchase Plans

     In this Prospectus the Fund provides you with two ways to invest in the Fund through two separate classes of shares. All classes represent interests in the same portfolio of Rhode Island Obligations.

                           Class Y Shares              Class I Shares
                         "Institutional Class"     "Financial Intermediary
                                                            Class"

Initial Sales              None.                    None. Financial Charge
                                                    intermediaries may
                                                    charge a fee for
                                                    purchase of shares.


Contingent                 None.                    None.
Deferred Sales
Charge("CDSC")

Distribution and  None.                             Distribution fee of
Service Fees                                        up to 0.25 of 1% of
                                                    average annual net
                                                    assets allocable to
                                                    Class I Shares,
                                                    currently up to 0.10 of
                                                    1% of such net assets,
                                                    and a service fee
                                                    of up to 0.25 of 1% of
                                                    such assets.

"What price will I pay for the Fund's shares?"


     The offering price for Class Y Shares is the net asset value per share. You will receive that day's offering price on purchase orders, including Telephone Investments and investments by mail, received in proper form prior to 4:00 p.m. New York time. Otherwise, orders will be filled at the next determined net asset value. Dealers are required to submit orders promptly. Purchase orders received on a non-business day, including those for Automatic Investment, will be executed on the next succeeding business day.


     The offering price for Class I Shares is the net asset value per share. The offering price determined on any day applies to all purchases received by each financial intermediary prior to 4:00 p.m. New York time on any business day. Purchase orders received by financial intermediaries after that time will be filled at the next determined net asset value.

     The sale of shares will be suspended (1) during any period when net asset value determination is suspended, or (2) when the Distributor judges it is in the Fund's best interest to do so.


"What about confirmations and share certificates?"

     A statement will be mailed to you confirming each purchase of Class Y Shares in the Fund. Additionally, your account at the Agent will be credited in full and fractional shares (rounded to the nearest 1/1000th of a share). Financial intermediaries will confirm purchases of Class I Shares. The Fund will not issue certificates for Class Y Shares or Class I Shares.

"Is there a Distribution Plan or a Services Plan?"

     The Fund has adopted a Distribution Plan (the "Plan") under the Investment Company Act of 1940's Rule 12b-1 in order to:

     (i) permit the Fund to finance activities primarily intended to result in the sale of its shares;


     (ii) permit the Manager or Sub-Adviser to make payment for distribution expenses out of its own funds; and


     (iii) protect the Fund against any claim that some of the expenses which it pays or may pay might be considered to be sales-related and therefore come within the purview of the Rule.

     No payments are made under the Plan out of assets represented by Class Y Shares.


     Pursuant to the Plan, the Fund makes payments with respect to Class I Shares under agreements to certain broker/dealers and other qualified recipients.


     For any fiscal year, these payments (currently up to 0.10 of 1%) may not exceed 0.25 of 1% of the average annual net assets represented by the Class I Shares of the Fund. Such payments can be made only out of the Fund's assets allocable to the Class I Shares. Because these distribution fees are paid out of assets on an ongoing basis, over time these fees will increase the cost of your investment; they may cost you more than paying other types of sales charges.

Shareholder Services Plan for Class I Shares

     The Fund's Shareholder Services Plan authorizes it to pay a service fee under agreements to certain qualified recipients who have agreed to provide personal services to Class I shareholders and/or maintain their accounts. For any fiscal year, such fees may not exceed 0.25 of 1% of the average annual net assets represented by Class I Shares. Payment is made only out of the Fund's assets represented by Class I Shares. No payments are made with respect to assets represented by Class Y Shares.

"Transfer on Death" ("TOD") Registration (Not available for Class I Shares)

     If you own Class Y Shares, the Fund generally permits "transfer on death" ("TOD") registration of shares, so that on the death of the shareholder the shares are transferred to a designated beneficiary or beneficiaries. Ask the Agent or your broker/dealer for the Transfer on Death Registration Request Form. With it you will receive a copy of the TOD Rules of the Aquilasm Group of Funds, which specify how the registration becomes effective and operates. By opening a TOD Account, you agree to be bound by the TOD Rules. This service is not available for Class I Shares.

                           Dividends and Distributions

"How are dividends and distributions determined?"

     The Fund pays dividends and other distributions with respect to each class of shares. The Fund calculates its dividends and other distributions with respect to each class at the same time and in the same manner. Net income for dividend purposes includes all interest income accrued by the Fund since the previous dividend declaration less expenses paid or accrued. Net income also includes any original issue discount, which occurs if the Fund purchases an obligation for less than its face amount. The discount from the face amount is treated as additional income earned over the life of the obligation. Because the Fund's income varies, so will the Fund's dividends. There is no fixed dividend rate. It is expected that most of the Fund's dividends will be comprised of interest income. The dividends and distributions of each class can vary due to certain class-specific charges. The Fund will declare all of its net income as dividends on every day, including weekends and holidays, on those shares outstanding for which payment was received by the close of business on the preceding business day.

     Redeemed shares continue to earn dividends through and including the earlier of:

     1. the day prior to the day when redemption proceeds are mailed, wired or transferred by the Automated Clearing House or the Agent or paid by the Agent to a selected dealer; or

     2. the third day the New York Stock Exchange is open after the day the net asset value of the redeemed shares was determined.

     The Fund's present policy is to pay dividends so they will be received or credited by approximately the first day of each month.

"How are dividends and distributions paid?"


     Dividends and distributions on Class Y Shares will automatically be reinvested in full and fractional shares of the Fund of the same class at net asset value as of the payment date for the dividend or distribution unless you elect otherwise.


     If you own or purchase Class Y Shares, you may choose to have all or any part of your dividends or distributions paid in cash. You can elect to have the cash portion of your dividends or distributions deposited, without charge, by electronic funds transfers into your account at a financial institution, if it is a member of the Automated Clearing House.

     You can make any of these elections on the New Account Application, by a Ready Access Features Form or by a letter to the Agent. Your election to receive some or all of your dividends and distributions in cash will be effective as of the next payment of dividends after it has been received in proper form by the Agent. It will continue in effect until the Agent receives written notification of a change.

     All arrangements for the payment of dividends and distributions with respect to Class I Shares, including reinvestment of dividends, must be made through financial intermediaries.


     Whether your dividends and distributions are received in cash or reinvested, you will receive a monthly statement indicating the current status of your Class Y investment account with the Fund. Financial intermediaries provide their own statements of Class I Shares accounts.


     If you do not comply with laws requiring you to furnish taxpayer identification numbers and report dividends, the Fund may be required to impose backup withholding at a rate of 28% upon payment of redemptions to shareholders and on capital gains distributions (if any) and any other distributions that do not qualify as "exempt-interest dividends."


     The Fund reserves the right to change the dividend and distribution payment option on your account to "reinvest" if mail sent to the address on your account is returned by the post office as "undeliverable" and you have elected to have your account dividends and/or distributions paid in cash. In such event, the Fund would then purchase additional shares of the Fund with any dividend or distribution payments that are "undeliverable." In order to change the option back to "cash," you would need to send the Agent written instructions as described above.

                                 Tax Information

     Net investment income includes income from Rhode Island Obligations in the portfolio that the Fund allocates as "exempt-interest dividends." Such dividends are exempt from regular Federal income tax. The Fund will allocate exempt-interest dividends by applying one designated percentage to all income dividends it declares during its tax year. It will normally make this designation in the first month following its fiscal year end for dividends paid in the prior year.

     It is possible that a portion of the distributions paid by the Fund in excess of its net tax-exempt income will be subject to Federal and Rhode Island income taxes.

     During the last calendar year and the most recent fiscal year, the Fund dividends consisted of the following:


Calendar  Year
12/31/02

                    Exempt-Interest    Capital                Ordinary
                    Dividends          Gains Dividends        Dividend Income

Class Y Shares      98.68%             0.00%                  1.32%

Class I Shares      98.57%             0.00%                  1.43%


Fiscal Year
06/30/03

                    Exempt-Interest    Capital                Ordinary
                    Dividends          Gains Dividends        Dividend Income

Class Y Shares      98.09%             0.00%                  1.91%

Class I Shares      98.09%             0.00%                  1.91%


     Net capital gains of the Fund, if any, realized through October 31st of each year and not previously paid out will be paid out after that date. The Fund may also pay supplemental distributions after the end of its fiscal year. Capital gains and any other taxable dividends declared in October, November or December and paid to you in January (whether received in cash or reinvested in shares) are taxable for Federal income tax purposes as if received in December. If net capital losses are realized in any year, they are charged against capital and not against net investment income, which is distributed regardless of gains or losses.


     The Fund intends to qualify during each fiscal year under the Internal Revenue Code to pay exempt-interest dividends to its shareholders. Exempt-interest dividends derived from net income earned by the Fund on Rhode Island Obligations will be excludable from gross income of the shareholders for regular Federal income tax purposes. Capital gains dividends are not included in "exempt-interest dividends." Although exempt-interest dividends are not subject to regular Federal income tax, each taxpayer must report the total amount of tax-exempt interest (including exempt-interest dividends from the Fund) received or acquired during the year. Exempt-interest dividends are taken into account in determining the taxable portion of any Social Security or Railroad Retirement benefit you or your spouse receives.

     The Fund will treat as ordinary income in the year received certain gains on Rhode Island Obligations it acquired after April 30, 1993 and sells for less than face or redemption value. Those gains will be taxable to you as ordinary income, if distributed.


     Capital gains dividends (net long-term gains over net short-term losses) which the Fund distributes and so designates are reportable by shareholders as taxable gains from the sale or exchange of a capital asset held for more than a year. This is the case whether the shareholder reinvests the distribution in shares of the Fund or receives it in cash, regardless of the length of time the investment is held.


     Short-term gains, when distributed, are taxed to shareholders as ordinary income. Capital losses of the Fund are not distributed but are carried forward by the Fund to offset gains in later years and reduce future capital gains dividends and amounts taxed to shareholders.

     The Fund's gains or losses on sales of Rhode Island Obligations will be deemed long- or short-term depending upon the length of time the Fund holds these obligations.

     You will receive information on the tax status of the Fund's dividends and distributions annually.

Special Tax Matters

     Under the Internal Revenue Code, interest on loans incurred by shareholders to enable them to purchase or carry shares of the Fund may not be deducted for regular Federal tax purposes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are deemed used for the purpose of purchasing or carrying particular assets, the purchase of shares of the Fund may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

     If you, or someone related to you, is a "substantial user" of facilities financed by industrial development or private activity bonds, you should consult your own tax adviser before purchasing shares of the Fund.

     Interest from all Rhode Island Obligations is tax-exempt for purposes of computing the shareholder's regular tax. However, interest from so-called private activity bonds issued after August 7, 1986, constitutes a tax preference for both individuals and corporations and thus will enter into a computation of the alternative minimum tax ("AMT"). Whether or not that computation will result in a tax will depend on the entire content of your return. The Fund will not invest more than 20% of its assets in the types of Rhode Island Obligations that pay interest subject to AMT. An adjustment required by the Internal Revenue Code will tend to make it more likely that corporate shareholders will be subject to AMT. They should consult their tax advisers.

"What should I know about Rhode Island taxes?"

     The following is a summary of certain Rhode Island tax consequences relating to an investment in the Fund.

     This summary assumes that the Fund qualifies as a regulated investment company for Federal income tax purposes under Subchapter M of the Internal Revenue Code. Such summary is based upon the provisions of the Rhode Island tax law and the regulations promulgated thereunder as currently in effect, all of which are subject to change, possibly with retroactive effect. Prospective investors in the Fund should contact their tax advisers regarding the effect of Rhode Island or other state or local tax laws on their investment.

     Taxation of the Fund. The Fund will be subject to the Rhode Island business corporation tax in an amount equal to the greater of $250 or $0.10 on each $100 of the gross income of the Fund (as that term is defined in the Rhode Island tax law) that is apportioned to Rhode Island.

     Individual Holders. Individual holders of shares of the Fund who are subject to Rhode Island personal income taxation will not be required to include in income for Rhode Island personal income tax purposes that portion of the exempt-interest dividends which the Fund clearly identifies as directly attributable to interest earned on Rhode Island Obligations. They will be required to include in income any interest, ordinary or capital gain dividends and net short-term capital gains realized by the Fund, unless those items are derived from obligations or securities issued by any authority, commission or instrumentality of the United States or from the sale of underlying Rhode Island Obligations which are issued by Rhode Island issuers and are specifically exempted from Rhode Island capital gains tax by the Rhode Island law authorizing their issuance.

     Gain or loss recognized by individuals subject to Rhode Island personal income taxation will be included in their Rhode Island source income. However, Rhode Island may specifically exempt from Rhode Island capital gains tax gain recognized on the sale or exchange of certain Rhode Island Obligations.

     Corporate Holders. Generally, corporate holders of shares of the Fund, which are subject to the Rhode Island business corporation tax or the Rhode Island franchise tax, will be taxed on their net income or authorized stock or at a flat rate minimum tax. Net income(as such term is defined by Rhode Island tax law) will include distributions of capital gain dividends and any net short-term capital gains realized by the Fund, unless such distributions of capital gain dividends and short-term capital gains are derived from the sale of underlying Rhode Island Obligations which are issued by Rhode Island issuers and are specifically exempted from the Rhode Island capital gains tax.

     Property and Estate Taxes. Shares of the Fund will be exempt from local property taxes in Rhode Island but will be includable in the gross estate of a deceased individual shareholder who is a resident of Rhode Island for purposes of the Rhode Island estate tax.

     Shareholders of the Fund should consult their tax advisers about other state and local tax consequences of their investment in the Fund.

                    NARRAGANSETT INSURED TAX-FREE INCOME FUND
                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

          The financial highlights table is intended to help you understand the Fund's financial performance for the past five years of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, is included in the annual report, is incorporated by reference into the SAI and is available upon request.

                                                                            Class Y
                                                   -----------------------------------------------------------
                                                                       Year Ended June 30,
                                                   -----------------------------------------------------------
                                                     2003       2002          2001          2000         1999
                                                   -------     ------        ------        ------       ------
Net asset value, beginning of period ..........    $10.47      $10.32         $9.91        $10.16       $10.47
                                                   ------      ------        ------        ------       ------
Income from investment operations:
   Net investment income + ....................     0.45        0.46          0.48          0.50         0.49
   Net gain (loss) on securities (both
        realized and unrealized) ..............     0.45        0.17          0.44         (0.24)       (0.30)
                                                   ------      ------        ------        ------       ------
   Total from investment operations ...........     0.90        0.63          0.92          0.26         0.19
                                                   ------      ------        ------        ------       ------
Less distributions:
   Dividends from net investment income .......    (0.45)      (0.48)        (0.51)        (0.51)       (0.50)
                                                   ------      ------        ------        ------       ------
Net asset value, end of period ................    $10.92      $10.47        $10.32         $9.91       $10.16
                                                   ======      ======        ======        ======       ======
Total return (not reflecting sales charge) ....     8.80%       6.22%         9.35%         2.73%        1.79%
Ratios/supplemental data
   Net assets, end of period (in thousands)....    $18,193    $11,726        $3,332        $2,277       $4,250
   Ratio of expenses to average net assets ....     0.36%       0.34%         0.26%         0.26%        0.33%
   Ratio of net investment income to
      average net assets ......................     4.10%       4.47%         4.79%         5.07%        4.65%
   Portfolio turnover rate ....................    11.74%       6.02%        3.08%+         8.66%        1.36%

The expense and net investment income ratios without the effect of the voluntary waiver of a portion of the management fee and the voluntary expense reimbursement were:

   Ratio of expenses to average net assets ....     0.73%       0.73%         0.80%         0.79%        0.70%
   Ratio of net investment income to
      average net assets ......................     3.73%       4.08%         4.24%         4.54%        4.29%

The expense ratios after giving effect to the waiver, reimbursement and expense offset for uninvested cash balances were:

   Ratio of expenses to average net assets ....            0.33%         0.31%         0.26%         0.23%        0.30%

----------
+ Per share amounts have been calculated using the monthly average shares method.




                                                                              Class I
                                                          -------------------------------------------------

                                                                      Year Ended June 30,            Period
                                                          --------------------------------------      Ended
                                                           2003       2002       2001      2000     6/30/99(1)
                                                          ------     ------     ------    ------    ----------
Net asset value, beginning of period ..........           $10.47     $10.32     $ 9.90    $10.15     $10.54
                                                          ------     ------     ------    ------     ------
Income (loss) from investment operations:
   Net investment income+ .....................            0.42       0.44       0.47      0.48       0.31
   Net gain (loss) on securities
      (both realized and unrealized) ..........            0.46       0.17       0.43     (0.23)     (0.38)
                                                          ------     ------     ------    ------     ------
   Total from investment operations ...........            0.88       0.61       0.90      0.25      (0.07)
                                                          ------     ------     ------    ------     ------
Less distributions:
   Dividends from net investment income .......           (0.44)     (0.46)     (0.48)    (0.50)     (0.32)
                                                          ------     ------     ------    ------     ------
Net asset value, end of period ................           $10.91     $10.47     $10.32    $ 9.90     $10.15
                                                          ======     ======     ======    ======     ======
Total return (not reflecting sales charge) ....            8.52%      6.05%      9.29%     2.56%    (0.75)%++

Ratios/supplemental data
   Net assets, end of period (in thousands)....            $449       $386       $93       $75        $77
   Ratio of expenses to average net assets ....            0.52%      0.50%      0.41%     0.43%     0.49%*
   Ratio of net investment income to
      average net assets ......................            3.95%      4.32%      4.65%     4.87%     4.54%*
   Portfolio turnover rate ....................           11.74%      6.02%      3.08%     8.66%     1.36%++

The expense and net investment income ratios without the effect of the voluntary waiver of a portion of the management fee and the voluntary expense reimbursement were:

   Ratio of expenses to average net assets ....            0.89%      0.89%      0.96%     0.97%     0.87%*
   Ratio of net investment income to
      average net assets ......................            3.58%      3.93%      4.10%     4.34%     4.16%*

The expense ratios after giving effect to the waiver, reimbursement and expense offset for uninvested cash balances were:

   Ratio of expenses to average net assets ....            0.49%      0.48%      0.41%     0.40%     0.46%*

--------------
(1) For the period November 4, 1998 (commencement of operations) through June 30, 1999.
+     Per share amounts have been calculated using the monthly average shares method.
++    Not annualized.
*     Annualized.

MANAGER AND FOUNDER
Aquila Management Corporation
380 Madison Avenue, Suite 2300
New York, New York 10017

INVESTMENT SUB-ADVISER
Citizens  Investment Advisors, a department
 of Citizens Bank of Rhode Island
One Citizens Plaza
Providence, Rhode Island 02903


BOARD OF TRUSTEES
Lacy B. Herrmann, Chairman
Vernon R. Alden
Paul Y. Clinton
David A. Duffy
William J. Nightingale
John J. Partridge
Cornelius T. Ryan
J. William Weeks



OFFICERS
Diana P. Herrmann, President
Stephen J. Caridi, Senior Vice President
Joseph P. DiMaggio, Chief Financial Officer and Treasurer
Edward M.W. Hines, Secretary

DISTRIBUTOR
Aquila Distributors, Inc.
380 Madison Avenue, Suite 2300
New York, New York 10017


TRANSFER AND SHAREHOLDER SERVICING AGENT
PFPC Inc.
760 Moore Road
King of Prussia, Pennsylvania 19406-1212


CUSTODIAN
Bank One Trust Company, N.A.
1111 Polaris Parkway
Columbus, Ohio 43240

INDEPENDENT AUDITORS
KPMG LLP
757 Third Avenue
New York, New York 10017

COUNSEL
Hollyer Brady Smith & Hines LLP
551 Fifth Avenue
New York, New York 10176

Back Cover



This Prospectus concisely states information about the Fund that you should know before investing. A Statement of Additional Information about the Fund (the "SAI") has been filed with the Securities and Exchange Commission. The SAI contains information about the Fund and its management not included in this Prospectus. The SAI is incorporated by reference in its entirety in this Prospectus and is therefore legally a part of this Prospectus. Only when you have read both this Prospectus and the SAI are all material facts about the Fund available to you.



You can get additional information about the Fund's investments in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You can get the SAI and the Fund's annual and semi-annual reports without charge upon request by calling 800-437-1020 (toll free).


In addition, you can review and copy information about the Fund (including the SAI) at the Public Reference Room of the SEC in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 202-942-8090. Reports and other information about the Fund are also available on the EDGAR Database at the SEC's Internet site at http://www.sec.gov. Copies of this information can be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.


This Prospectus should be read and retained for future reference

The file number under which the Fund is registered with the SEC under the
Investment Company Act of 1940 is 811-6707.

NARRAGANSETT INSURED TAX-FREE INCOME FUND
[LOGO]

One of The
Aquilasm Group of Funds


PROSPECTUS

To receive a free copy of the Fund's SAI, annual or semi-annual report, or other information about the Fund including yield information, call:

                     800-437-1020 toll-free or 212-697-6666


                   To make shareholder account inquiries, call
                   the Fund's Shareholder Servicing Agent at:
                             800-437-1000 toll free
                               or you can write to
                                    PFPC Inc.
                                 760 Moore Road
                         King of Prussia, PA 19406-1212

                                     Aquila
                    Narragansett Insured Tax-Free Income Fund
                          380 Madison Avenue Suite 2300
                               New York, NY 10017
                                  800-437-1020
                                  212-697-6666



Statement of Additional Information                           October 24, 2003


     This Statement of Additional Information (the "SAI") is not a Prospectus. There are two Prospectuses for the Fund dated October 24, 2003: one Prospectus describes Front-Payment Class Shares ("Class A Shares") and Level-Payment Class Shares ("Class C Shares") of the Fund and the other describes Institutional Class Shares ("Class Y Shares") and Financial Intermediary Class Shares ("Class I Shares") of the Fund. References in this SAI to "the Prospectus" refer to either of these Prospectuses. The SAI should be read in conjunction with the Prospectus for the class of shares in which you are considering investing.

    Either or both Prospectuses may be obtained from the Fund's Distributor,
                            Aquila Distributors, Inc.
               380 Madison Avenue, Suite 2300, New York, NY 10017

                      or by calling 800-437-1020 toll free
                                 or 212-697-6666
                          In Rhode Island: 401-453-6864



Financial Statements


     The financial statements for the Fund for the year ended June 30, 2003, which are contained in the Annual Report for that fiscal year, are hereby incorporated by reference into this SAI. Those financial statements have been audited by KPMG LLP, independent auditors, whose report thereon is incorporated herein by reference. The Annual Report of the Fund can be obtained without charge by calling any of the toll-free numbers listed above. The Annual Report will be delivered with the SAI.




TABLE OF CONTENTS
Fund History...........................................................
Investment Strategies and Risks........................................
Fund Policies..........................................................
Management of the Fund.................................................
Ownership of Securities................................................
Investment Advisory and Other Services.................................
Brokerage Allocation and Other Practices...............................
Capital Stock..........................................................
Purchase, Redemption, and Pricing of Shares............................
Additional Tax Information.............................................
Underwriters...........................................................
Performance............................................................
Appendix A.............................................................

                    Narragansett Insured Tax-Free Income Fund

                       Statement of Additional Information

                                  Fund History


     The Fund is a Massachusetts business trust formed in 1992. It is an open-end, non-diversified management investment company.



                         Investment Strategies and Risks


Ratings

     The ratings assigned by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") and Fitch Ratings ("Fitch"), nationally recognized statistical rating organizations, represent their respective opinions of the quality of the municipal bonds and notes which they undertake to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, obligations with the same maturity, stated interest rate and rating may have different yields, while obligations of the same maturity and stated interest rate with different ratings may have the same yield.


     Rating agencies consider municipal obligations that have only the fourth highest credit rating to be of medium quality. Thus, they may present investment risks which do not exist with more highly rated obligations. Such obligations possess less attractive investment characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher-grade bonds.


     See Appendix A to this SAI for further information about the ratings of these organizations that apply to the various rated Rhode Island Obligations which the Fund may purchase.


     The table below gives information as to the percentage of Fund net assets invested as of June 30, 2003 in Rhode Island Obligations in the various rating categories:

Highest rating (1).....................................................100%
Second highest rating (2).................................................%
Third highest rating (3)..................................................%
Fourth highest rating (4).................................................%
Not rated:................................................................%
                                                                       100%


(1) Aaa of Moody's or AAA of S&P or Fitch.
(2) Aa of Moody's or AA of S&P or Fitch.
(3) A of Moody's, S&P or Fitch.
(4) Baa of Moody's or BBB of S&P or Fitch.

Municipal Bonds

     The two principal classifications of municipal bonds are "general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and unlimited taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or projects or, in a few cases, from the proceeds of a special excise or other tax, but are not supported by the issuer's power to levy unlimited general taxes. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The yields of municipal bonds depend on, among other things, general financial conditions, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

     Since the Fund may invest in industrial development bonds or private activity bonds, the Fund may not be an appropriate investment for entities that are "substantial users" of facilities financed by those bonds or for investors who are "related persons" of such users. Generally, an individual will not be a "related person" under the Internal Revenue Code unless such investor or his or her immediate family (spouse, brothers, sisters and lineal descendants) owns directly or indirectly in the aggregate more than 50 percent of the equity of a corporation or is a partner of a partnership which is a "substantial user" of a facility financed from the proceeds of those bonds. A "substantial user" of such facilities is defined generally as a "non-exempt person who regularly uses a part of a facility" financed from the proceeds of industrial development or private activity bonds.


     As indicated in the Prospectus, there are certain Rhode Island Obligations the interest on which is subject to the Federal alternative minimum tax on individuals. While the Fund may purchase these obligations, it may, on the other hand, refrain from purchasing particular Rhode Island Obligations due to this tax consequence. Also, as indicated in the Prospectus, the Fund will not purchase obligations of Rhode Island issuers the interest on which is subject to regular Federal income tax. The foregoing may reduce the number of issuers of obligations that are available to the Fund.


When-Issued and Delayed Delivery Obligations

     The Fund may buy Rhode Island Obligations on a when-issued or delayed delivery basis. The purchase price and the interest rate payable on the Rhode Island Obligations are fixed on the transaction date. At the time the Fund makes the commitment to purchase Rhode Island Obligations on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value each day of such Rhode Island Obligations in determining its net asset value. The Fund will make commitments for such when-issued transactions only when it has the intention of actually acquiring the Rhode Island Obligations.

Determination of the Marketability of Certain Securities

     In determining marketability of floating and variable rate demand notes and participation interests (including municipal lease/purchase obligations) the Board of Trustees will consider the following factors, not all of which may be applicable to any particular issue: the quality, maturity and coupon rate of the issue, ratings received from the nationally recognized statistical rating organizations and any known changes or prospective changes in such ratings, the likelihood that the issuer will continue to appropriate the required payments for the issue, recent purchases and sales of the same or similar issues, the general market for municipal securities of the same or similar quality, the Sub-Adviser's opinion as to marketability of the issue and other factors that may be applicable to any particular issue.

Insurance Feature

     The purpose of having insurance on investments in Rhode Island Obligations in the Fund's portfolio is to reduce financial risk for investors in the Fund.

     Insurance as to the timely payment of principal and interest when due for Rhode Island Obligations is acquired as follows:

     (i) obtained by the issuer of the Rhode Island Obligations at the time of original issue of the obligations, known as "New Issue Insurance," or

     (ii) purchased by the Fund or a previous owner with respect to specific Rhode Island Obligations, termed "Secondary Market Insurance."

     The insurance of principal under these types of insurance policies refers to the payment of the face or par value of the Rhode Island Obligation when due. Insurance is not affected by nor does it insure the market price paid by the Fund for the obligation. The market value of obligations in the Fund will, from time to time, be affected by various factors including the general movement of interest rates. The value of the Fund's shares is not insured.

     In order to reduce financial risk to the Fund's investors as much as practical, it is a goal of the Fund, which is not assured, that 100% of the Fund's assets will be invested in insured Rhode Island Obligations. However, if the Board of Trustees determines that there is an inadequate supply in the marketplace of Rhode Island Obligations covered by New Issue Insurance and that appropriate Secondary Market Insurance cannot be obtained for other Rhode Island Obligations on terms that are financially advantageous to the Fund as a result of market conditions or other factors, then the Fund may invest in Rhode Island Obligations that are not insured. As a fundamental policy, 80% of the Fund's total net assets will be invested in Rhode Island Obligations which are insured.

     New Issue Insurance is obtained by the issuer of the Rhode Island Obligations and all premiums respecting such securities are paid in advance by such issuer. Such policies are noncancelable and continue in force so long as the Rhode Island Obligations are outstanding and the insurer remains in business.

     The Fund may also purchase Secondary Market Insurance on any Rhode Island Obligation purchased by the Fund. By purchasing Secondary Market Insurance, the Fund will obtain, upon payment of a single premium, insurance against nonpayment of scheduled principal and interest for the remaining term of the Rhode Island Obligation, regardless of whether the Fund then owns such security. Such insurance coverage is noncancelable and continues in force so long as the security so insured is outstanding and the insurer remains in business. The purposes of acquiring Secondary Market Insurance are to insure timely payment of principal and interest when due and to enable the Fund to sell a Rhode Island Obligation to a third party as a high-rated insured Rhode Island Obligation at a market price greater than what otherwise might be obtainable if the security were sold without the insurance coverage. There is no assurance that such insurance can be obtained at rates that would make its purchase advantageous to the Fund.

     New Issue Insurance and Secondary Market Insurance will be obtained from some or all of the following: Municipal Bond Investors Assurance Corporation ("MBIA"), Financial Guaranty Insurance Company ("Financial Guaranty") and AMBAC Indemnity Corporation ("AMBAC Indemnity"). The Fund may also purchase insurance from, or Rhode Island Obligations insured by, other insurers. However, the Fund will seek to ensure that any insurer used will itself have a Aaa or AAA rating.

     While the insurance feature is intended to reduce financial risk, in some instances there is a cost to be borne by the Fund for such a feature. In general, the insurance premium cost of New Issue Insurance is borne by the issuer.

     Secondary Market Insurance, if purchased by the Fund, involves payment of a single premium, the cost of which is added to the cost basis of the price of the security. It is not considered an item of expense of the Fund, but rather an addition to the price of the security. Upon sale of a security so insured, the excess, if any, of the security's market value as an "Aaa" or "AAA" rated security over its market value without such rating, including the cost of the single premium for Secondary Market Insurance, would inure to the Fund in determining the net capital gain or loss realized by the Fund.

     New Issue Insurance and Secondary Market Insurance do not terminate with respect to a Rhode Island Obligation once the obligation is sold by the Fund.

     As a matter of practice, insurers of municipal obligations provide insurance only on issues which on their own credit rating are of investment grade, i.e., those within the top four credit ratings of the Nationally Recognized Statistical Rating Organizations. In some instances, insurers restrict issuance of insurance to those issues which would be rated "A" or better by those organizations. These practices by the insurers tend to reduce the risk that they might not be able to respond to the default in payment of principal or interest on any particular issue.

     In general, New Issue Insurance provides that if an issuer fails to make payment of principal or interest on an insured Rhode Island Obligation, the payment will be made promptly by the insurer. There are no deductible clauses, the insurance is non-cancelable and the tax-exempt character of any payment in respect of interest received is not affected. Premiums for such insurance are not paid by the Fund but are paid once and for all for the life of the issue at the time the securities are issued, generally by the issuer and sometimes by the underwriter. The right to receive the insurance proceeds is a part of the security and is transferable on any resale.


     The following information regarding Municipal Bond Investors Assurance Corporation ("MBIA"), Financial Guaranty Insurance Company ("Financial Guaranty"), AMBAC Indemnity Corporation ("AMBAC Indemnity"), Financial Security Assurance Inc., and XL Capital Assurance Inc. has been derived from publicly available information. The Trust has not independently verified any of the information, but the Trust is not aware of facts that would render such information inaccurate.


     AMBAC Assurance is a Wisconsin-domiciled stock insurance corporation, regulated by the Insurance Department of the State of Wisconsin, and licensed to do business in 50 states, the District of Columbia and U.S. Territories including Guam and Puerto Rico. AMBAC Indemnity is a wholly-owned subsidiary of AMBAC, Inc., a publicly held company. The claims-paying ability of AMBAC Indemnity is rated "AAA" by S&P and "Aaa" by Moody's.

     MBIA is a limited liability corporation domiciled in New York and licensed to do business in 50 states, the District of Columbia and U.S. Territories including Guam and Puerto Rico. It is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company. Neither MBIA Inc. nor its shareholders are obligated to pay the debts of or claims against MBIA. The claims-paying ability of MBIA is rated "AAA" by S&P and "Aaa" by Moody's.

     Financial Guaranty (FGIC) is a New York stock insurance company regulated by the New York State Department of Insurance and authorized to provide insurance in 50 states, the District of Columbia, and Puerto Rico. Financial Guaranty is a wholly-owned subsidiary of FGIC Corporation, a Delaware holding company, which is owned by General Electric Capital Corporation. Neither FGIC Corporation nor GE Capital Corporation is obligated to pay the debts of or the claims against Financial Guaranty. The claims-paying ability of Financial Guaranty is rated "AAA" by S&P and "Aaa" by Moody's.

     Financial Security Assurance Inc. ("FSA") is licensed in New York and authorized to do business in 50 states, the District of Columbia, and U.S. Territories including Guam and Puerto Rico. FSA is the primary operating subsidiary of Financial Security Assurance Holdings Ltd., and an indirect subsidiary of Dexia. The claims-paying ability of FSA is rated "AAA" by S & P and "Aaa" by Moody's.


     XL Capital Assurance Inc. ("XLCA") is a New York-domiciled specialized financial guarantor. It is an indirect, wholly owned subsidiary of XL Capital Ltd, a Bermuda-based New York Stock Exchange listed company. The claims paying ability of XLCA is rated "AAA" by S&P, "Aaa" by Moody's, and AAA by Fitch.


     The Fund may also use other insurers. However, the Fund will seek to ensure that any insurer used will itself have a AAA or Aaa rating.

                                  Fund Policies

Investment Restrictions


     The Fund has a number of policies concerning what it can and cannot do. Those that are called fundamental policies cannot be changed unless the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares vote to change them. Under the 1940 Act, the vote of the holders of a "majority" of the Fund's outstanding shares means the vote of the holders of the lesser of
(a) 67% or more of the dollar value of the Fund's shares present at a meeting or represented by proxy if the holders of more than 50% of the dollar value of its shares are so present or represented; or (b) more than 50% of the dollar value of the Fund's outstanding shares. Those fundamental policies not set forth in the Prospectus are set forth below:


1.       The Fund invests only in certain limited securities.

     The Fund cannot buy any securities other than the Rhode Island Obligations (discussed under "Investment of the Fund's Assets" in the Prospectus and in "Investment Strategies and Risks" in the SAI). Therefore the Fund cannot buy any voting securities, any commodities or commodity contracts, any mineral related programs or leases, any shares of other investment companies or any warrants, puts, calls or combinations thereof.

     The Fund cannot purchase or hold the securities of any issuer if, to its knowledge, any Trustee, Director or officer of the Fund or its Manager or Sub-Adviser individually owns beneficially more than 0.5% of the securities of that issuer and all such Trustees, Directors and officers together own in the aggregate more than 5% of such securities.

     The Fund cannot buy real estate or any non-liquid interests in real estate investment trusts; however, it can buy any securities which it can otherwise buy even though the issuer invests in real estate or has interests in real estate.

 2. The Fund does not buy for control.

     The Fund cannot invest for the purpose of exercising control or management of other companies.

3. The Fund does not sell securities it does not own or borrow from brokers to buy securities.

     Thus, it cannot sell short or buy on margin.

4. The Fund is not an underwriter.

     The Fund cannot engage in the underwriting of securities, that is, the selling of securities for others. Also, it cannot invest in restricted securities. Restricted securities are securities which cannot freely be sold for legal reasons.

5. The Fund has industry investment requirements.

     The Fund cannot buy the obligations of issuers in any one industry if more than 25% of its total assets would then be invested in securities of issuers of that industry. The Fund will consider that a non-governmental user of facilities financed by industrial development bonds is an issuer in an industry.

6.  The Fund cannot make loans.

     The Fund can buy those Rhode Island Obligations which it is permitted to buy; this is investing, not making a loan. The Fund cannot lend its portfolio securities.

7. The Fund can borrow only in limited amounts for special purposes.

     The Fund can borrow from banks for temporary or emergency purposes but only up to 10% of its total assets. It can mortgage or pledge its assets only in connection with such borrowing and only up to the lesser of the amounts borrowed or 5% of the value of its total assets. Interest on borrowings would reduce the Fund's income.

     Except in connection with borrowings, the Fund will not issue senior securities.

     The Fund will not purchase any Rhode Island Obligations while it has any outstanding borrowings which exceed 5% of the value of its total assets.

     As a fundamental policy, at least 80% of the Fund's net assets will be invested in Rhode Island Obligations the income paid upon which will not be subject to the alternative minimum tax; accordingly, the Fund can invest up to 20% of its net assets in obligations that are subject to the Federal alternative minimum tax.

Portfolio Turnover


     A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average value of such securities during the year, excluding certain short-term securities. Since the turnover rate of the Fund will be affected by a number of factors, the Fund is unable to predict what rate the Fund will have in any particular period or periods, although such rate is not expected to exceed 100%. However, the turnover rate could be substantially higher or lower in any particular period.


                             Management of the Fund


The Board of Trustees


     The business and affairs of the Fund are managed under the direction and control of its Board of Trustees. The Board of Trustees has authority over every aspect of the Fund's operations, including approval of the advisory and sub-advisory agreements and their annual renewal, the contracts with all other service providers and payments under the Fund's Distribution Plan and Shareholder Services Plan. The Fund's sole standing committee is the Audit Committee, consisting of all of the Trustees who are "independent" and are not "interested persons" of the Fund. The Committee, which met once during the last fiscal year, recommends to the Board of Trustees what firm of independent auditors will be selected by the Board of Trustees, reviews the methods, scope and result of audits and the fees charged, and reviews the adequacy of the Fund's internal accounting procedures and controls.



Trustees and Officers


     The following material includes information about each Trustee and officer of the Fund. All shares of the Fund listed as owned by the Trustees are Class A Shares unless indicated otherwise.



                                                                       Number of
                         Positions Held                                Portfolios in    Other Directorships
                         with                                          Fund Complex     Held by Trustee
                         Fund                                          Overseen by      (The position held is
Name, Address(1) and     and Length of    Principal Occupation(s)      Trustee          a directorship unless
Date of Birth            Service(2)       During Past 5 Years                           indicated otherwise.)

Interested Trustees(3)


Lacy B. Herrmann         Chairman of      Founder and Chairman of the         12     Director or trustee, OCC
New York, NY             the Board of     Board, Aquila Management                   Accumulation Trust, Oppenheimer
(05/12/29)               Trustees since   Corporation, the sponsoring                Quest Value Funds Group,
                         1992             organization and Manager or                Oppenheimer Small Cap Value
                                          Administrator and/or Adviser or            Fund, Oppenheimer Midcap Fund,
                                          Sub-Adviser to each fund of the            and Oppenheimer Rochester Group
                                          Aquilasm Group of Funds (4) and            of Funds.
                                          Founder, Chairman of the Board of
                                          Trustees and (currently or until
                                          1998) President of each since its
                                          establishment, beginning in 1984;
                                          Director of the Distributor since
                                          1981 and formerly Vice President
                                          or Secretary, 1981-1998;
                                          President and a Director, STCM
                                          Management Company, Inc., sponsor
                                          and investment adviser to Capital
                                          Cash Management Trust since 1973;
                                          Trustee Emeritus,  Brown
                                          University and active in
                                          university, school and charitable
                                          organizations.

David A. Duffy           Trustee          Chairman, formerly President,       1      Citizens Bank of Rhode
North Kingstown, RI      since 1995       Duffy & Shanley, Inc., a                   Island since 1999.
(08/07/39)                                marketing communications firm,
                                          since 1973; Transition Chairman
                                          for Gov. Donald Carcieri (R.I.);
                                          immediate past National Chairman,
                                          National Conference for Community
                                          and Justice (NCCJ); Chairman,
                                          Providence College President's
                                          Council; officer or director of
                                          numerous civic and non-profit
                                          organizations.

John J. Partridge        Trustee since    Founding Partner, Partridge, Snow & 1                  None
Providence, RI           2002             Hahn, LLP, a law firm, Providence,
(05/05/40)                                Rhode Island, since 1988; director
                                          of various educational, civic and
                                          charitable organizations, including
                                          Greater Providence Chamber of
                                          Commerce and Memorial Hospital of
                                          Rhode Island.

Non-interested
Trustees

Vernon R. Alden          Trustee since    Retired; General Independent        1      Sonesta International Hotels
Boston, MA               1992             Partner, Merrill Lynch-Lee Funds;          Corporation.
(04/07/23)                                former director or trustee of
                                          various Fortune 500 companies, as
                                          well as various open-end investment
                                          companies, formerly President of
                                          Ohio University and Associate Dean
                                          of the Harvard University Graduate
                                          School of Business Administration;
                                          member of several Japan-related
                                          advisory councils; Honorary Consul
                                          General of the Royal Kingdom of
                                          Thailand; trustee of various
                                          cultural, educational and civic
                                          organizations.

Paul Y. Clinton          Trustee since    Principal, Clinton Management       2      Director or trustee, OCC
Osterville, MA           1996             Associates, a financial and                Accumulation Trust,
Naples, FL                                venture capital consulting firm.           Oppenheimer Quest Value
(02/14/31)                                                                           Funds Group, Oppenheimer
                                                                                     Small Cap Value Fund,
                                                                                     Oppenheimer Midcap Fund, and
                                                                                     Oppenheimer Rochester Group
                                                                                     of Funds.

William J. Nightingale   Trustee since    Retired; formerly Chairman,         2      Ring's End, Inc.
Rowayton, CT             1992             founder (1975) and Senior Advisor
(09/16/29)                                until 2000 of Nightingale &
                                          Associates, L.L.C., a general
                                          management consulting firm
                                          focusing on interim management,
                                          divestitures, turnaround of
                                          troubled companies, corporate
                                          restructuring and financial
                                          advisory services.

Cornelius T. Ryan        Trustee since    Founder and General Partner,        3      Director of Neuberger &
Westport, CT and         2002             Oxford Ventures Partners, a group          Berman Equity Funds.
Sun Valley, ID                            of investment venture capital
(11/14/31)                                partnerships, since 1981 and
                                          Founder and General Partner,
                                          Oxford Bioscience Partners, a
                                          group of venture capital
                                          partnerships focused on life
                                          sciences, genomics, healthcare
                                          information technology and
                                          medical devices, since 1991.

J. William Weeks         Trustee since    Retired; limited partner and        3                  None
Palm Beach, FL           1995             investor in various real estate
(06/22/27)                                partnerships since 1988; formerly
                                          Senior Vice President or Vice
                                          President of the Aquila Bond
                                          Funds; and Vice President of the
                                          Distributor.

Officers
Diana P. Herrmann        President        President and Chief Operating      N/A                 N/A
New York, NY             since 1998       Officer of the Manager since
(02/25/58)                                1997, a Director since 1984,
                                          Secretary since 1986 and
                                          previously its Executive Vice
                                          President, Senior Vice President
                                          or Vice President, 1986-1997;
                                          President, Senior Vice President
                                          or Executive Vice President of
                                          funds in the Aquilasm Group of
                                          Funds since 1986; Director of
                                          the Distributor since 1997;
                                          trustee, Reserve Money-Market
                                          Funds, 1999-2000 and Reserve
                                          Private Equity Series,
                                          1998-2000; active in mutual fund
                                          and trade organizations and in
                                          charitable and volunteer
                                          organizations.

Stephen J. Caridi        Senior Vice      Vice President of the Distributor   N/A                 N/A
New York, NY (05/06/61)  President        since 1995; Vice President,
                         since 1998       Hawaiian Tax-Free Trust since
                                          1998; Senior Vice President,
                                          Narragansett Insured Tax-Free
                                          Income Fund since 1998, Vice
                                          President 1996-1997; Assistant
                                          Vice President, Tax-Free Fund For
                                          Utah since 1993

Joseph P. DiMaggio       Chief            Chief Financial Officer of the      N/A                 N/A
New York, NY             Financial        Aquilasm Group of Funds since
(11/06/56)               Officer since    2003 and Treasurer since 2000;
                         2003 and         Controller, Van Eck Global Funds,
                         Treasurer        1993-2000.
                         since 2000

Edward M. W. Hines       Secretary        Partner, Hollyer Brady Smith &      N/A                 N/A
New York, NY             since 1992       Hines LLP, legal counsel to the
(12/16/39)                                Fund, since 1989; Secretary of
                                          the Aquilasm Group of Funds.

Robert W. Anderson       Assistant        Compliance Officer of the Manager   N/A                 N/A
New York, NY (08/23/40)  Secretary        since 1998 and Assistant
                         since 2000       Secretary of the Aquilasm Group
                                          of Funds since 2000; trustee,
                                          Alpha Strategies Fund since July,
                                          2002; Consultant, The Wadsworth
                                          Group, 1995-1998.

John M. Herndon          Assistant        Assistant Secretary of the          N/A                 N/A
New York, NY (12/17/39)  Secretary        Aquilasm Group of Funds since
                         since 1995       1995 and Vice President of the
                                          four Aquila Money-Market Funds
                                          since 1990; Vice President of the
                                          Manager since 1990.

Lori A. Vindigni        Assistant         Assistant Treasurer of the          N/A                 N/A
New York, NY            Treasurer since   Aquilasm Group of Funds since
(11/02/66)              2000              2000; Assistant Vice President of
                                          the Manager since 1998; Fund
                                          Accountant for the Aquilasm Group
                                          of Funds, 1995-1998.


(1) The mailing address of each Trustee and officer is c/o Narragansett Insured Tax-Free Income Fund, 380 Madison Avenue, New York, NY 10017.

(2) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.


(3) Mr. Herrmann is an interested person of the Fund, as that term is defined in the 1940 Act, as an officer of the Fund, as a director, officer and shareholder of the Manager and as a shareholder and director of the Distributor. Mr. Duffy is an interested person as a director of the Sub-Adviser. Mr. Partridge is an interested person of the Fund as a partner of the law firm that performs legal services for the Sub-Adviser.

(4) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust and Capital Cash Management Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Bond Funds"; Aquila Rocky Mountain Equity Fund is an equity fund; considered together, these 12 funds are called the "Aquilasm Group of Funds."


                       Securities Holdings of the Trustees
                                (as of 12-31-02)



                    Dollar Range of Ownership
                    in Narragansett            Aggregate Dollar Range of
                    Insured Tax-Free           Ownership in Aquilasm Investment
                    Income Fund(1)             Companies Overseen by Trustee (1)

Interested Trustees

Lacy B. Herrmann            B                        E

David A. Duffy              C                        C

John J. Partridge           C                        C

Non-interested Trustees

Vernon R. Alden             B                        B

Paul Y. Clinton             B                        B

William J. Nightingale      B                        C


Cornelius T. Ryan           B                        C


J. William Weeks            B                        C

(1)   A. None
     B. $1-$10,000
     C. $10,001-$50,000
     D. $50,001-$100,000
     E. over $100,000

     None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Manager or the Distributor.

Trustee Compensation


     The Fund does not currently pay fees to any of the Fund's officers or to Trustees affiliated with the Manager or the Sub-Adviser. For its fiscal year ended June 30, 2003 the Fund paid a total of $83,518 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Fund to its Trustees.


     The Fund is one of the 12 funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money-market funds and an equity fund. The following table lists the compensation of all non-interested Trustees who received compensation from the Fund and the compensation they received during the Fund's fiscal year from other funds in the Aquilasm Group of Funds. None of such Trustees has any pension or retirement benefits from the Fund or any of the other funds in the Aquila group.

                                            Compensation          Number of
                                            from all              boards on
                          Compensation      Funds                 which the
                          from the          in the                Trustee
                          Fund              Aquilasm              serves
Name                                        Group of
                                            Funds


Vernon R. Alden           $7,400           $  7,400                  1

Paul Y. Clinton           $6,500            $10,300                  2

David A. Duffy            $6,850           $  6,850                  1

William J. Nightingale    $8,000            $16,000                  2

John J. Partridge         $7,200           $  7,200                  1

Cornelius T. Ryan         $7,050            $13,850                  3

J. William Weeks          $8,400            $22,100                  3


                             Ownership of Securities


     On October 2, 2003, the following institutional holders held 5% or more of any class of the Fund's outstanding shares. On the basis of information received from the holders, the Fund's management believes that all of the shares indicated are held for the benefit of clients.


Name and address                    Number of shares          Percent of class
of the holder of
record


Fiserv Securities, Inc.
One Commerce Square
2005 Market Street
Philadelphia, PA                     1,393,868 Class A shares          14.09%

Merrill Lynch Pierce Fenner & Smith
4800 Deer Lake Drive East              567,948 Class A Shares           5.74%
Jacksonville, FL                       436,192 Class C Shares          21.49%

Citizens Bank of Rhode Island
One Citizens Plaza
Providence, RI                       1,212,539 Class Y Shares          68.78%

SEI Trust Company
One Freedom Valley Drive
Oaks, PA                               218,050 Class Y Shares          12.37%

Perry Baker and Company
The Washington Trust Company
23 Broad
Westerly, RI                            41,115 Class I Shares          79.89%

Additional 5% Shareholders


James R. McCulloch
P.O. Box 1208
1 Moshassuck Street
Pawtucket, RI  02860                    589,216 Class A Shares          5.95%

The Fund's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

Management Ownership


     As of the date of this SAI, all of the Trustees and officers of the Fund as a group owned less than 1% of its outstanding shares.


                     Investment Advisory and Other Services


Information about the Manager, the Sub-Adviser and the Distributor


Management Fees


     During the fiscal years ended June 30, 2003, 2002, and 2001 the Fund incurred management fees (investment advisory fees) as follows:


                  Manager

2003              $648,033(1)

2002              $464,655(2)

2001              $353,164(3)

(1) $516,239 was waived; the Manager reimbursed no expenses.

(2) $371,724 was waived; in addition, the Manager reimbursed expenses in the amount of $20,862 prior to June 30, 2002.

(3) $282,531 was waived; in addition, the Manager reimbursed expenses in the amount of $105,932 of which $99,003 was paid in early July 2001.


     Aquila Distributors, Inc. 380 Madison Avenue, Suite 2300, New York, NY 10017 is the Fund's Distributor. The Distributor currently handles the distribution of the shares of 12 funds (four money-market funds, seven tax-free municipal bond funds and an equity fund), including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.

     The shares of the Distributor are owned 24% by Diana P. Herrmann, 72% by Mr. Herrmann and other members of his immediate family, and the balance by current employees of Aquila Management Corporation.

The Advisory and Administration Agreement

     The Advisory and Administration Agreement provides that, subject to the direction and control of the Board of Trustees of the Fund, the Manager shall:

     (i) supervise continuously the investment program of the Fund and the composition of its portfolio;

     (ii) determine what securities shall be purchased or sold by the Fund;

     (iii) arrange for the purchase and the sale of securities held in the portfolio of the Fund; and

     (iv) at its expense provide for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, provide for pricing of the Fund's portfolio at least quarterly using another such source satisfactory to the Fund.

     The Advisory and Administration Agreement provides that, subject to the termination provisions described below, the Manager may at its own expense delegate to a qualified organization ("Sub-Adviser"), affiliated or not affiliated with the Manager, any or all of the above duties. Any such delegation of the duties set forth in (i), (ii) or (iii) above shall be by a written agreement (the "Sub-Advisory Agreement") approved as provided in Section 15 of the 1940 Act. The Manager has delegated all of such functions to the Sub-Adviser in the Sub-Advisory Agreement.

     The Advisory and Administration Agreement also provides that subject to the direction and control of the Board of Trustees of the Fund, the Manager shall provide all administrative services to the Fund other than those relating to its investment portfolio which have been delegated to a Sub-Adviser of the Fund under the Sub-Advisory Agreement; as part of such administrative duties, the Manager shall:

          (i) provide office space, personnel, facilities and equipment for the performance of the following functions and for the maintenance of the headquarters of the Fund;

          (ii) oversee all relationships between the Fund and any sub-adviser, transfer agent, custodian, legal counsel, auditors, fund accounting agent, and principal underwriter, including the negotiation of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for the effective operation of the Fund and for the sale, servicing or redemption of the Fund's shares;

          (iii) maintain the Fund's books and records, and prepare (or assist counsel and auditors in the preparation of) all required proxy statements, reports to the Fund's shareholders and Trustees, reports to and other filings with the Securities and Exchange Commission and any other governmental agencies, and tax returns, and oversee the insurance relationships of the Fund;

          (iv) prepare, on behalf of the Fund and at the Fund's expense, such applications and reports as may be necessary to register or maintain the registration of the Fund and/or its shares under the securities or "Blue-Sky" laws of all such jurisdictions as may be required from time to time; and

          (v) respond to any inquiries or other communications of shareholders of the Fund and broker/dealers, or if any such inquiry or communication is more properly to be responded to by the Fund's shareholder servicing and transfer agent or distributor, oversee such shareholder servicing and transfer agent's or distributor's response thereto.

     The Advisory and Administration Agreement contains provisions relating to compliance of the investment program, responsibility of the Manager for any investment program managed by it, allocation of brokerage, and responsibility for errors that are substantially the same as the corresponding provisions in the Sub-Advisory Agreement.

     The Advisory and Administration Agreement provides that the Manager shall, at its own expense, pay all compensation of Trustees, officers, and employees of the Fund who are affiliated persons of the Manager.

     The Fund bears the costs of preparing and setting in type its prospectuses, statements of additional information and reports to its shareholders, and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. All costs and expenses not expressly assumed by the Manager under the agreement or otherwise by the Manager, administrator or principal underwriter or by any Sub-Adviser shall be paid by the Fund, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Trustees other than those affiliated with the Manager or such sub-adviser, administrator or principal underwriter; (v) legal and audit expenses; (vi) custodian and transfer agent, or shareholder servicing agent, fees and expenses; (vii) expenses incident to the issuance of its shares (including issuance on the payment of, or reinvestment of, dividends); (viii) fees and expenses incident to the registration under Federal or State securities laws of the Fund or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund; (x) all other expenses incidental to holding meetings of the Fund's shareholders; (xi) expenses of keeping the Fund's accounting records including the computation of net asset value per share and the dividends; and (xii) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations for which the Fund may have to indemnify its officers and Trustees.

     The Advisory and Administration Agreement provides that it may be terminated by the Manager at any time without penalty upon giving the Fund sixty days' written notice (which notice may be waived by the Fund) and may be terminated by the Fund at any time without penalty upon giving the Manager sixty days' written notice (which notice may be waived by the Manager), provided that such termination by the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the voting securities of the Fund outstanding and entitled to vote. The specific portions of the Advisory and Administration Agreement which relate to providing investment advisory services will automatically terminate in the event of the assignment (as defined in the 1940 Act) of the Advisory and Administration Agreement, but all other provisions relating to providing services other than investment advisory services will not terminate, provided however, that upon such an assignment the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall be reduced to the annual rate of 0.27 of 1% of such net asset value.

The Sub-Advisory Agreement

     The services of the Sub-Adviser are rendered under the Sub-Advisory Agreement between the Manager and the Sub-Adviser, which provides, subject to the control of the Board of Trustees, for investment supervision and at the Sub-Adviser's expense for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, for pricing of the Fund's portfolio at least quarterly using another such source satisfactory to the Fund. The Sub-Advisory Agreement states that the Sub-Adviser shall, at its expense, provide to the Fund all office space and facilities, equipment and clerical personnel necessary for the carrying out of the Sub-Adviser's duties under the Sub-Advisory Agreement.

     The Sub-Advisory Agreement provides that any investment program furnished by the Sub-Adviser shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the 1940 Act and any rules or regulations in force thereunder; (2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Fund as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Fund; and (5) the fundamental policies of the Fund, as reflected in its registration statement under the 1940 Act or as amended by the shareholders of the Fund.

     The Sub-Advisory Agreement provides that the Sub-Adviser shall give to the Manager, as defined therein, and to the Fund the benefit of its best judgment and effort in rendering services hereunder, but the Sub-Adviser shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Sub-Adviser. Nothing therein contained shall, however, be construed to protect the Sub-Adviser against any liability to the Fund or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

     The Sub-Advisory Agreement provides that nothing in it shall prevent the Sub-Adviser or any affiliated person (as defined in the 1940 Act) of the Sub-Adviser from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Sub-Adviser or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Sub-Adviser expressly represents that, while acting as Sub-Adviser, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under the Agreement. It is agreed that the Sub-Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund's Registration Statement under the 1940 Act and the Securities Act of 1933, except for information supplied by the Sub-Adviser for inclusion therein. The Sub-Adviser shall promptly inform the Fund as to any information concerning the Sub-Adviser appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction which might result in an assignment (as defined in the 1940 Act) of the Agreement. To the extent that the Manager is indemnified under the Fund's Declaration of Trust with respect to the services provided by the Sub-Adviser, the Manager agrees to provide the Sub-Adviser the benefits of such indemnification.

     The Sub-Advisory Agreement contains provisions regarding brokerage described below under "Brokerage Allocation and Other Practices."

     The Sub-Advisory Agreement provides that the Sub-Adviser agrees to maintain, and to preserve for the periods prescribed, such books and records with respect to the portfolio transactions of the Fund as are required by applicable law and regulation, and agrees that all records which it maintains for the Fund on behalf of the Manager shall be the property of the Fund and shall be surrendered promptly to the Fund or the Manager upon request. The Sub-Adviser agrees to furnish to the Manager and to the Board of Trustees of the Fund such periodic and special reports as each may reasonably request.

     The Sub-Advisory Agreement provides that the Sub-Adviser shall bear all of the expenses it incurs in fulfilling its obligations under the Agreement. In particular, but without limiting the generality of the foregoing: the Sub-Adviser shall furnish the Fund, at the Sub-Adviser's expense, all office space, facilities, equipment and clerical personnel necessary for carrying out its duties under the Agreement. The Sub-Adviser shall supply, or cause to be supplied, to any investment adviser, administrator or principal underwriter of the Fund all necessary financial information in connection with such adviser's, administrator's or principal underwriter's duties under any agreement between such adviser, administrator or principal underwriter and the Fund. The Sub-Adviser will also pay all compensation of the Fund's officers, employees, and Trustees, if any, who are affiliated persons of the Sub-Adviser.

     The Sub-Advisory Agreement became effective on November 14, 1997 and provides that it shall, unless terminated as therein provided, continue in effect from year to year so long as such continuance is specifically approved at least annually (1) by a vote of the Fund's Board of Trustees, including a vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" (as defined in the 1940 Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or (2) by a vote of the holders of a "majority" (as so defined) of the dollar value of the outstanding voting securities of the Fund and by such a vote of the Trustees.

     The Sub-Advisory Agreement provides that it may be terminated by the Sub-Adviser at any time without penalty upon giving the Manager and the Fund sixty days' written notice (which notice may be waived). It may be terminated by the Manager or the Fund at any time without penalty upon giving the Sub-Adviser sixty days' written notice (which notice may be waived by the Sub-Adviser), provided that such termination by the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the dollar value of the voting securities of the Fund outstanding and entitled to vote. The Sub-Advisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act) or the termination of the Advisory Agreement. The Sub-Adviser agrees that it will not exercise its termination rights for at least three years from the effective date of the Agreement, except for regulatory reasons.


Renewal of the Advisory and Administration Agreement and the Sub-Advisory Agreement


     Renewals until December 31, 2003 of the Advisory and Administration Agreement (the "Advisory Agreement") between the Fund and the Manager and the Sub-Advisory Agreement between the Manager and the Sub-Adviser (the "Sub-Advisory Agreement") were approved by the Board of Trustees and the independent Trustees in December, 2002. At a meeting called and held for the purpose at which a majority of the independent Trustees were present in person, the following materials were considered:

     o    Copies of the agreements to be renewed;

     o    A term sheet describing the material terms of each contract;

     o The report of the Manager containing data about the performance of the Fund, and data about the fees, expenses and profitability of the Manager and Sub-Adviser and comparisons of such data with similar data about other comparable funds;

     o The Trustees had also reviewed on a quarterly basis reports on the Fund's performance, operations, portfolio and compliance.


     In considering the Advisory Agreement and Sub-Advisory Agreement, the Trustees also drew upon prior discussions with representatives of the Manager and Sub-Adviser, at each quarterly meeting, of the Fund's performance and expenses and their familiarity with the personnel and resources of the Manager and Sub-Adviser. The Trustees noted that the Fund has good Morningstar ratings and enjoyed net new inflows of investments during 2002. In considering the nature and quality of the services provided by the Manager and Sub-Adviser in relation to the fees and other benefits received, they concluded that the overall investment performance of the Fund had been satisfactory in the light of market conditions. They concluded that the Management fee paid by the Fund and Sub-Advisory fee paid by the Manager were fair and reasonable in relation to the services rendered and that the services rendered were satisfactory. Accordingly, the Trustees determined that renewal of the Advisory Agreement and Sub-Advisory Agreement until December 31, 2003 was appropriate and it was approved by the unanimous vote of all of the Trustees, including a majority of the non-interested trustees.

Underwriting Commissions


     During the fiscal years ended June 30, 2003, 2002 and 2001 the aggregate dollar amount of sales charges on sales of shares in the Fund was $548,211, $603,096 and $270,131, respectively, and the amount retained by the Distributor was $34,003, $38,765 and $27,683, respectively.


     In connection with sales of Class A Shares, the Distributor pays a portion of the sales charge on such shares to dealers in the form of discounts and to brokers in the form of agency commissions (together, "Commissions"), in amounts that vary with the size of the sales charge as follows:

         Sales Charge as
         Percentage                         Commissions
         of Public                          as Percentage
         Offering                           of Offering
         Price                              Price


         4.00%                              3.50%
         3.75%                              3.50%
         3.50%                              3.25%
         3.25%                              3.00%
         3.00%                              2.75%
         2.50%                              2.25%


Distribution Plan

     The Fund's Distribution Plan has four parts, relating respectively to distribution payments with respect to Class A Shares (Part I), to distribution payments relating to Class C Shares (Part II), to distribution payments relating to Class I Shares (Part III) and to certain defensive provisions (Part IV).

     For purposes of Parts I, II and III, the Distributor will consider shares which are not Qualified Holdings of broker/dealers unaffiliated with the Manager, Sub-Adviser or Distributor to be Qualified Holdings of the Distributor and will authorize Permitted Payments to the Distributor with respect to such shares whenever Permitted Payments are being made under the Plan.

Provisions Relating to Class A Shares  (Part I)

     Part I of the Plan applies only to the Front-Payment Class Shares ("Class A Shares") of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

     As used in Part I of the Plan, "Qualified Recipients" shall mean broker/dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part I ("Class A Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's Front-Payment Class Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Front-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

     Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Class A Permitted Payments") to Qualified Recipients, which Class A Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.15 of 1% of the average annual net assets of the Fund represented by the Front-Payment Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Front-Payment Class Shares.

     The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class A Permitted Payments, if any, to each Qualified Recipient provided that the total Class A Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Front-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

     While Part I is in effect, the Fund's Distributor shall report at least quarterly to the Fund's Trustees in writing for their review on the following matters: (i) all Class A Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund to the Manager, Sub-Adviser or Distributor paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Fund, Manager, Sub-Adviser or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.


     Part I originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part I of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the dollar value of the outstanding voting securities of the Front-Payment Class Shares class (or of any predecessor class or category of shares, whether or not designated as a class) and a vote of holders of at least a "majority" (as so defined) of the dollar value of the outstanding voting securities of the Level- Payment Class Shares and/or of any other class whose shares are convertible into Front-Payment Class Shares. Part I has continued, and will, unless terminated as hereinafter provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by the Fund's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part I may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund to which Part I applies. Part I may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part I as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.


     In the case of a Qualified Recipient which is a principal underwriter of the Fund, the Class A Plan Agreement shall be the agreement contemplated by
Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class A Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund's Distribution Plan in effect prior to April 1, 1996 or (ii) Class A Plan Agreements entered into thereafter.

Provisions Relating to Class C Shares (Part II)

     Part II of the Plan applies only to the Level-Payment Shares Class ("Class C Shares") of the Fund (regardless of whether such class is so designated or is redesignated by some other name).


     As used in Part II of the Plan, "Qualified Recipients" shall mean broker/dealers or others selected by the Distributor, including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part II ("Class C Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's Level-Payment Class Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.


     Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Class C Permitted Payments") to Qualified Recipients, which Class C Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.75 of 1% of the average annual net assets of the Fund represented by the Level-Payment Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) the amount of Class C Permitted Payments, if any, to each Qualified Recipient provided that the total Class C Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

     While Part II is in effect, the Fund's Distributor shall report at least quarterly to the Fund's Trustees in writing for their review on the following matters: (i) all Class C Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund to the Manager, Sub-Adviser or Distributor paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Fund, Manager, Sub-Adviser or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

     Part II originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part II of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the dollar value of the outstanding voting securities of the Level-Payment Class Shares. Part II has continued, and will, unless terminated as therein provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by the Fund's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part II may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940
Act) of the dollar value of the outstanding voting securities of the Fund to which Part II applies. Part II may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part II as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

     In the case of a Qualified Recipient which is a principal underwriter of the Fund, the Class C Plan Agreement shall be the agreement contemplated by
Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class C Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund's Distribution Plan in effect prior to April 1, 1996 or (ii) Class C Plan Agreements entered into thereafter.

Provisions Relating to Class I Shares (Part III)

     Part III of the Plan applies only to the Financial Intermediary Class Shares ("Class I Shares") of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

     As used in Part III of the Plan, "Qualified Recipients" shall mean broker/dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part III ("Class I Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's Class I Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Class I Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

     Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Class I Permitted Payments") to Qualified Recipients, which Class I Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), at a rate fixed from time to time by the Board of Trustees, initially 0.10 of 1% of the average annual net assets of the Fund represented by the Class I Shares, but not more than 0.25 of 1% of such assets. Such payments shall be made only out of the Fund's assets allocable to Class I Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) the amount of Class I Permitted Payments, if any, to each Qualified Recipient provided that the total Class I Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Class I Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

     While Part III is in effect, the Fund's Distributor shall report at least quarterly to the Fund's Trustees in writing for their review on the following matters: (i) all Class I Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund to the Manager, Sub-Adviser or Distributor paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Fund, Manager, Sub-Adviser or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

     Part III originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part III of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the dollar value of the outstanding voting securities of the Class I Shares Class. Part III has continued, and will, unless terminated as thereinafter provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by the Fund's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part III may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund to which Part III applies. Part III may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part III as set forth in
(ii) above, and all amendments must be approved in the manner set forth in (i) above.

     In the case of a Qualified Recipient which is a principal underwriter of the Fund, the Class I Plan Agreement shall be the agreement contemplated by
Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class I Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund's Distribution Plan in effect prior to April 1, 1996 or (ii) Class I Plan Agreements entered into thereafter.

Defensive Provisions (Part IV)

     Another part of the Plan (Part IV) states that if and to the extent that any of the payments listed below are considered to be "primarily intended to result in the sale of" shares issued by the Fund within the meaning of Rule 12b-1, such payments are authorized under the Plan: (i) the costs of the preparation of all reports and notices to shareholders and the costs of printing and mailing such reports and notices to existing shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Fund or other funds or other investments;
(ii) the costs of the preparation and setting in type of all prospectuses and statements of additional information and the costs of printing and mailing all prospectuses and statements of additional information to existing shareholders;
(iii) the costs of preparation, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Fund's shares; (iv) all legal and accounting fees relating to the preparation of any such reports, prospectuses, statements of additional information, proxies and proxy statements; (v) all fees and expenses relating to the registration or qualification of the Fund and/or its shares under the securities or "Blue-Sky" laws of any jurisdiction; (vi) all fees under the Securities Act of 1933 and the 1940 Act, including fees in connection with any application for exemption relating to or directed toward the sale of the Fund's shares; (vii) all fees and assessments of the Investment Company Institute or any successor organization, irrespective of whether some of its activities are designed to provide sales assistance; (viii) all costs of the preparation and mailing of confirmations of shares sold or redeemed or share certificates, and reports of share balances; and (ix) all costs of responding to telephone or mail inquiries of investors or prospective investors.

     The Plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund shall be committed to the discretion of such disinterested Trustees but that nothing in the Plan shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

     The Plan defines as the Fund's Independent Trustees those Trustees who are not "interested persons" of the Fund as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. The Plan, unless terminated as therein provided, continues in effect from year to year only so long as such continuance is specifically approved at least annually by the Fund's Board of Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. In voting on the implementation or continuance of the Plan, those Trustees who vote to approve such implementation or continuance must conclude that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund. The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval and all amendments must be approved in the manner set forth above as to continuance of the Plan.

     The Plan and each Part of it shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended. Specifically, but without limitation, the provisions of Part IV shall be deemed to be severable, within the meaning of and to the extent required by Rule 18f-3, with respect to each outstanding class of shares of the Fund.

Payments Under the Plan


     During the fiscal year ended June 30, 2003, payments were made only under
Part I and Part II of the Plan. All payments were to Qualified Recipients and were for compensation. No payments were made under Part III or Part IV of the Plan.


Payments to Qualified Recipients


     During the fiscal year ended June 30, 2003, $142,960 was paid to Qualified Recipients under Part I of the Plan and $141,378 was paid to Qualified Recipients under Part II. Of these amounts, $2,971 and $1,028, respectively, were paid as compensation to the Distributor and $139,989 and $140,350 respectively, were paid as compensation to other Qualified Recipients, most of whom are broker/dealers. Payments with respect to Class C Shares during the first year after purchase are paid to the Distributor and thereafter to other Qualified Recipients.


     Amounts paid under the Plan as compensation to Qualified Recipients, including the Distributor, are not based on the recipient's expenses in providing distribution, retention and/or shareholder servicing assistance to the Fund and, accordingly, are not regarded as reimbursement of such expenses.

Shareholder Services Plan

     The Fund has adopted a Shareholder Services Plan (the "Services Plan") to provide for the payment with respect to Class C Shares and Class I Shares of the Fund of "Service Fees" within the meaning of the Conduct Rules of the National Association of Securities Dealers, Inc. The Services Plan applies only to the Class C Shares and Class I Shares of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

Provisions for Level-Payment Class Shares (Part I)

     As used in Part I of the Services Plan, "Qualified Recipients" shall mean broker/dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to the Distributor and any other principal underwriter of the Fund, who have, pursuant to written agreements with the Fund or the Distributor, agreed to provide personal services to shareholders of Level-Payment Class Shares and/or maintenance of Level-Payment Class Shares shareholder accounts. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient's customers, clients or other contacts. "Manager" shall mean Aquila Management Corporation or any successor serving as sub-adviser or administrator of the Fund.

     Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Service Fees") to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by the Level-Payment Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years. Service Fees with respect to Class C Shares will be paid to the Distributor.


     During the fiscal year ended June 30, 2003, $47,126 was paid to the Distributor under Part I of the Plan.


Provisions for Financial Intermediary Class Shares (Part II)

     As used in Part II of the Services Plan, "Qualified Recipients" shall mean broker/dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to the Distributor and any other principal underwriter of the Fund, who have, pursuant to written agreements with the Fund or the Distributor, agreed to provide personal services to shareholders of Financial Intermediary Class Shares, maintenance of Financial Intermediary Class Shares shareholder accounts and/or pursuant to specific agreements entering confirmed purchase orders on behalf of customers or clients. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Financial Intermediary Class Shares beneficially owned by such Qualified Recipient's customers, clients or other contacts. "Manager" shall mean Aquila Management Corporation or any successor serving as sub-adviser or administrator of the Fund.


     Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Service Fees") to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by the Financial Intermediary Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Financial Intermediary Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Financial Intermediary Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years. During the fiscal years ended June 30, 2003 and 2002 payments made to Qualified Recipients under Part II of the Plan with respect to the Fund's Class I Shares, together with amounts paid with respect to the same shares under Part III of the Fund's Distribution Plan, amounted to $617 and $206 respectively.


General Provisions

     While the Services Plan is in effect, the Fund's Distributor shall report at least quarterly to the Fund's Trustees in writing for their review on the following matters: (i) all Service Fees paid under the Services Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund to the Distributor paid or accrued during such quarter. In addition, if any Qualified Recipient is an "affiliated person," as that term is defined in the 1940 Act, of the Fund, Manager, Sub-Adviser or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

     The Services Plan has been approved by a vote of the Trustees, including those Trustees who, at the time of such vote, were not "interested persons" (as defined in the 1940 Act) of the Fund and had no direct or indirect financial interest in the operation of the Services Plan or in any agreements related to the Services Plan (the "Independent Trustees"), with votes cast in person at a meeting called for the purpose of voting on the Services Plan. It will continue in effect for a period of more than one year from its original effective date only so long as such continuance is specifically approved at least annually as set forth in the preceding sentence. It may be amended in like manner and may be terminated at any time by vote of the Independent Trustees.

     The Services Plan shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended.

     While the Services Plan is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund, as that term is defined in the 1940 Act, shall be committed to the discretion of such disinterested Trustees. Nothing therein shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

Codes of Ethics

     The Fund, the Manager, the Sub-Adviser and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes permit personnel of these organizations who are subject to the codes to purchase securities, including the types of securities in which the Fund invests, but only in compliance with the provisions of the codes.

Transfer Agent, Custodian and Auditors


     The Fund's Shareholder Servicing Agent (transfer agent) is PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406-1212.


     The Fund's Custodian, Bank One Trust Company, N.A., 1111 Polaris Parkway, Columbus, Ohio 43240 is responsible for holding the Fund's assets.

     The Fund's auditors, KPMG LLP, 757 Third Avenue, New York, New York 10017, perform an annual audit of the Fund's financial statements.

                    Brokerage Allocation and Other Practices


     During the fiscal years ended June 30, 2003, 2002 and 2001, all of the Fund's transactions were principal transactions and no brokerage commissions were paid.


     The following provisions regarding brokerage allocation and other practices relating to purchases and sales of the Fund's securities are contained in the Sub-Advisory Agreement. It provides that the Sub-Adviser shall select such broker/dealers ("dealers") as shall, in the Sub-Adviser's judgment, implement the policy of the Fund to achieve "best execution," i.e., prompt, efficient, and reliable execution of orders at the most favorable net price. The Sub-Adviser shall cause the Fund to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Sub-Adviser determines that better price or execution may be obtained by paying such commissions; the Fund expects that most transactions will be principal transactions at net prices and that the Fund will incur little or no brokerage costs. The Fund understands that purchases from underwriters include a commission or concession paid by the issuer to the underwriter and that principal transactions placed through dealers include a spread between the bid and asked prices. In allocating transactions to dealers, the Sub-Adviser is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer's reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or commission available if the Sub-Adviser determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the dealer, viewed either in terms of the particular transaction or the Sub-Adviser's overall responsibilities. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Sub-Adviser is authorized, in making such allocation, to consider (i) whether a dealer has provided research services, as further discussed below; and
(ii) whether a dealer has sold shares of the Fund. Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic, or institutional activities. The Fund recognizes that no dollar value can be placed on such research services or on execution services and that such research services may or may not be useful to the Fund and may be used for the benefit of the Sub-Adviser or its other clients.

                                                    Capital Stock

          The Fund has four classes of shares.


          * Front-Payment Class Shares ("Class A Shares") are offered to anyone at net asset value plus a sales charge, paid at the time of purchase, at the maximum rate of 4.0% of the public offering price, with lower rates for larger purchases including previous purchase of Class A Shares of the Fund or of Class A Shares of any of the funds in the Aquilasm Group of Funds. Class A Shares are subject to a fee under the Fund's Distribution Plan at the rate of 0.15 of 1% of the average annual net assets represented by the Class A Shares.


          * Level-Payment Class Shares ("Class C Shares") are offered to anyone at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years after the date of purchase at the aggregate annual rate of 1% of the average annual net assets of the Class C Shares. Six years after the date of purchase, Class C Shares are automatically converted to Class A Shares. If you redeem Class C Shares before you have held them for 12 months from the date of purchase you will pay a contingent deferred sales charge ("CDSC"); this charge is 1%, calculated on the net asset value of the Class C Shares at the time of purchase or at redemption, whichever is less. There is no CDSC after Class C Shares have been held beyond the applicable period. For purposes of applying the CDSC and determining the time of conversion, the 12-month and six-year holding periods are considered modified by up to one month depending upon when during a month your purchase of such shares is made.

          *Institutional Class Shares ("Class Y Shares") are offered only to institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are offered at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge and no distribution fee.


          *Financial Intermediary Class Shares ("Class I Shares") are offered and sold only through financial intermediaries with which Aquila Distributors, Inc. has entered into sales agreements, and are not offered directly to retail customers. Class I Shares are offered at net asset value with no sales charge and no redemption fee or contingent deferred sales charge, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares may carry a distribution fee of up to 0.25 of 1% of average annual net assets allocable to Class I Shares, currently up to 0.10 of 1% of such net assets, and a service fee of up to 0.25 of 1% of such assets.


     The Fund's four classes of shares differ in their sales charge structures and ongoing expenses, which are likely to be reflected in differing yields and other measures of investment performance. All four classes represent interests in the same portfolio of Rhode Island Obligations and have the same rights, except that each class bears the separate expenses, if any, of its participation in the Distribution Plan and Shareholder Services Plan and has exclusive voting rights with respect to such participation.

     At any meeting of shareholders, shareholders are entitled to one vote for each dollar of net asset value (determined as of the record date for the meeting) per share held (and proportionate fractional votes for fractional dollar amounts). Shareholders will vote on the election of Trustees and on other matters submitted to the vote of shareholders. Shares vote by classes on any matter specifically affecting one or more classes, such as an amendment of an applicable part of the Distribution Plan. No amendment, whether or not affecting the rights of the shareholders, may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the dollar value of the outstanding shares of the Fund, except that the Fund's Board of Trustees may change the name of the Fund.

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. Each share represents an equal proportionate interest in the Fund with each other share of its class; shares of the respective classes represent proportionate interests in the Fund in accordance with their respective net asset values. Upon liquidation of the Fund, shareholders are entitled to share pro-rata in the net assets of the Fund available for distribution to shareholders, in accordance with the respective net asset values of the shares of each of the Fund's classes at that time. All shares are presently divided into four classes; however, if they deem it advisable and in the best interests of shareholders, the Board of Trustees of the Fund may create additional classes of shares, which may differ from each other as provided in rules and regulations of the Securities and Exchange Commission or by exemptive order. The Board of Trustees may, at its own discretion, create additional series of shares, each of which may have separate assets and liabilities (in which case any such series will have a designation including the word "Series"). Shares are fully paid and non-assessable, except as set forth in the next paragraph; the holders of shares have no pre-emptive or conversion rights, except that Class C Shares automatically convert to Class A Shares after being held for six years.


     The Fund is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a trust such as the Fund, may, under certain circumstances, be held personally liable as partners for the obligations of the trust. For shareholder protection, however, an express disclaimer of shareholder liability for acts or obligations of the Fund is contained in the Declaration of Trust, which requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for indemnification out of the Fund's property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund itself would be unable to meet its obligations. In the event the Fund had two or more Series, and if any such Series were to be unable to meet the obligations attributable to it (which, as with the Fund is relatively remote), the other Series would be subject to such obligations, with a corresponding increase in the risk of the shareholder liability mentioned in the prior sentence.


                   Purchase, Redemption, and Pricing of Shares

     The following supplements the information about purchase, redemption and pricing of shares set forth in the Prospectus.

Sales Charges for Purchases of $1 Million or More of Class A  Shares

     You will not pay a sales charge at the time of purchase when you purchase "CDSC Class A Shares." CDSC Class A Shares include:

          (i) Class A Shares issued in a single purchase of $1 million or more by a single purchaser;


          (ii) Class A Shares issued when the value of the purchase, together with the value of shares of the Fund or any other fund in the Aquilasm Group of Funds that are owned by the purchaser and are either CDSC Class A Shares or Class A Shares on which a sales charge was paid, exceeds $1 million; and


          (iii) Class A Shares purchased with the proceeds of redemption of shares of another investment company when special dealer arrangements are in effect.


     CDSC Class A Shares do not include: (i) Class A Shares purchased without a sales charge as described under "General" below and (ii) Class A Shares purchased in transactions of less than $1 million unless certain special dealer arrangements are not in effect under "Certain Investment Companies" set forth under "Reduced Sales Charges," below.



Broker/Dealer Compensation - Class A Shares

     Upon notice to all selected dealers, the Distributor may distribute up to the full amount of the applicable sales charge to broker/dealers. Under the Securities Act of 1933, broker/dealers may be deemed to be underwriters during periods when they receive all, or substantially all, of the sales charge.

Redemption of CDSC Class A Shares

     If you redeem all or part of your CDSC Class A Shares during the four years after you purchase them, you must pay a special contingent deferred sales charge upon redemption.


     You will normally pay 1% of the shares' redemption or purchase value, whichever is less, if you redeem within the first two years after purchase, and
0.50 of 1% of that value if you redeem within the third or fourth year. However, it is not the Fund's intention ever to charge the shareholder (impose a CDSC) more than the commission amount that was paid to the broker/dealer in the purchase transaction.


     This special charge also applies to CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent (see "Reduced Sales Charges for Certain Purchases of Class A Shares"). This special charge will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares or to CDSC Class A Shares held for longer than four years. When redeeming shares, the Agent will redeem the CDSC Class A Shares held the longest, unless otherwise instructed. If you own both CDSC and non-CDSC Class A Shares, the latter will be redeemed first.

     The Fund will treat all CDSC Class A Share purchases made during a calendar month as if they were made on the first business day of that month at the average cost of all purchases made during that month. Therefore, the four-year holding period will end on the first business day of the 48th calendar month after the date of those purchases. Accordingly, the holding period may, in fact, be one month less than the full 48 depending on when your actual purchase was made. If you exchange your CDSC Class A Shares for shares of an Aquila money-market fund (see "Exchange Privilege" below), running of the 48-month holding period for those exchanged shares will be suspended.

Broker/Dealer Compensation - CDSC Class A Shares

The Distributor currently intends to pay any dealer executing a purchase of CDSC Class A Shares as follows:


Amount of Purchase                             Amount Distributed
                                               to Broker/Dealer as a Percentage
                                               of Purchase Price


$1 million but less than $2.5 million          1%

$2.5 million but less than $5 million          0.50 of 1%

$5 million or more                             0.25 of 1%

Reduced Sales Charges for Certain Purchases of Class A Shares

         Right of Accumulation


     "Single purchasers" may qualify for a reduced sales charge in accordance with the above schedule when making subsequent purchases of Class A Shares. A reduced sales charge applies if the cumulative value (based on purchase cost or current net asset value, whichever is higher) of Class A Shares previously purchased with a sales charge, together with Class A Shares of your subsequent purchase, also with a sales charge, amounts to $25,000 or more.


         Letters of Intent


     "Single purchasers" may also qualify for reduced sales charges, in accordance with the above schedule, after a written Letter of Intent (included in the New Account Application) is received by the Distributor. The Letter of Intent confirms that you intend to purchase, within a thirteen month period, Class A Shares of the Fund through a single selected dealer or the Distributor. Class A Shares of the Fund which you previously purchased within 90 days prior to the Distributor's receipt of your Letter of Intent and which you still own may also be included in determining the applicable reduction. For more information, including escrow provisions, see the Letter of Intent provisions of the New Account Application.


         General

         Class A Shares may be purchased without a sales charge by:

     *    the Fund's Trustees and officers,

     * the directors, officers and certain employees, retired employees and representatives of the Manager, Sub-Adviser and Distributor and their parents and/or affiliates,

     *    selected dealers and brokers and their officers and employees,

     * certain persons connected with firms providing legal, advertising or public relations assistance,

     * certain family members of, and plans for the benefit of, the foregoing, and

     * plans for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority, if the Distributor has an agreement relating to such purchases.

     Except for the last category, purchasers must give written assurance that the purchase is for investment and that the Class A Shares will not be resold except through redemption. Since there may be tax consequences of these purchases, your tax advisor should be consulted.

     Class A Shares may also be issued without a sales charge in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.

     The Fund permits the sale of its Class A Shares at prices that reflect the reduction or elimination of the sales charge to investors who are members of certain qualified groups.

     A qualified group is a group or association, or a category of purchasers who are represented by a fiduciary, professional or other representative, including a registered broker/dealer that is acting as a registered investment adviser or certified financial planner for investors participating in comprehensive fee programs (but not any other broker/dealer), which

     (i) satisfies uniform criteria which enable the Distributor to realize economies of scale in its costs of distributing shares;

     (ii) gives its endorsement or authorization (if it is a group or association) to an investment program to facilitate solicitation of its membership by a broker or dealer; and

     (iii) complies with the conditions of purchase that make up an agreement between the Fund and the group, representative or broker or dealer.

     At the time of purchase, the Distributor must receive information sufficient to permit verification that the purchase qualifies for a reduced sales charge, either directly or through a broker or dealer.

         Certain Investment Companies

     Class A Shares of the Fund may be purchased without sales charge from proceeds of a redemption, made within 120 days prior to such purchase, of shares of an investment company (not a member of the Aquilasm Group of Funds) on which a sales charge, including a contingent deferred sales charge, has been paid. Additional information is available from the Distributor.

         To qualify, follow these special procedures:

     1. Send a completed New Account Application and payment for the shares to be purchased directly to the Distributor, Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017-2513. Do not send this material to the address indicated on the New Account Application.

     2. Your completed New Account Application must be accompanied by evidence satisfactory to the Distributor that you, as the prospective shareholder, have made a qualifying redemption in an amount at least equal to the net asset value of the Class A Shares to be purchased.

          Satisfactory evidence includes a confirmation of the date and the amount of the redemption from the investment company, its transfer agent or the investor's broker or dealer, or a copy of the investor's account statement with the investment company reflecting the redemption transaction.

     3. Complete and return to the Distributor a Transfer Request Form, which is available from the Distributor.

     The Fund reserves the right to alter or terminate this privilege at any time without notice. The Prospectus will be supplemented to reflect such alteration or termination.

         Special Dealer Arrangements


     The Distributor (not the Fund) will pay to any dealer with which it has made prior arrangements and which effects a purchase of Class A Shares of the Fund from the proceeds of a qualifying redemption of the shares of an investment company (not a member of the Aquilasm Group of Funds) up to 1% of the purchase. The shareholder, however, will not be subject to any sales charge upon the purchase of shares.


     Dealer payments will be made in up to 4 payments of 0.25 of 1% of the proceeds over a four-year period. The first payment will be made subsequent to receipt of the proper documentation detailed above. Future payments, over the remaining years, will be made at the end of the quarter of the anniversary month that the purchase of Class A Shares took place, with respect to any part of the investment that remains in the Fund during the entire time period. No payments will be made with respect to any shares redeemed during the four-year period.

Additional Compensation for Broker/Dealers

     The Distributor may compensate broker/dealers, above the normal sales commissions, in connection with sales of any class of shares. However, broker/dealers may receive levels of compensation which differ as between classes of shares sold.

     The Distributor, not the Fund, will pay these additional expenses. Therefore, the price you pay for shares and the amount that the Fund receives from your payment will not be affected.

         Additional compensation may include full or partial payment for:

     *    advertising of the Fund's shares;

     * payment of travel expenses, including lodging, for attendance at sales seminars by qualifying registered representatives; and/or

     * other prizes or financial assistance to broker/dealers conducting their own seminars or conferences.


     Such compensation may be limited to broker/dealers whose representatives have sold or are expected to sell significant amounts of the Fund's shares. However, broker/dealers may not use sales of the Fund's shares to qualify for additional compensation to the extent such may be prohibited by the applicable regulations of any state or self-regulatory agency, such as the National Association of Securities Dealers, Inc.


     The cost to the Distributor of such promotional activities and such payments to participating dealers will not exceed the amount of the sales charges in respect of sales of all classes of shares of the Fund effected through such participating dealers, whether retained by the Distributor or reallowed to participating dealers. Any of the foregoing payments to be made by the Distributor may be made instead by the Manager out of its own funds, directly or through the Distributor.

Automatic Withdrawal Plan

     You may establish an Automatic Withdrawal Plan if you own or purchase Class A Shares or Class Y Shares of the Fund having a net asset value of at least $5,000. The Automatic Withdrawal Plan is not available for Class C Shares or Class I Shares.

     Under an Automatic Withdrawal Plan you will receive a monthly or quarterly check in a stated amount, not less than $50. If such a plan is established, all dividends and distributions must be reinvested in your shareholder account. Redemption of shares to make payments under the Automatic Withdrawal Plan will give rise to a gain or loss for tax purposes. (See the Automatic Withdrawal Plan provisions of the New Account Application.)

     Purchases of additional Class A Shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly, you may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases. While an occasional lump sum investment may be made, such investment should normally be an amount at least equal to three times the annual withdrawal or $5,000, whichever is less.

Share Certificates

     You may obtain Share certificates for full Class A Shares only if you make a written request to the Agent. All share certificates previously issued by the Fund represent Class A Shares. If you lose the certificates, you may incur delay and expense when redeeming shares or having the certificates reissued.

         Share certificates will not be issued:

          *    for fractional Class A Shares;

          * if you have selected Automatic Investment or Telephone Investment for Class A Shares;


          * if you have selected Expedited Redemption. However, if you specifically request, Class A Share certificates will be issued with a concurrent automatic suspension of Expedited Redemption on your account; or


          *    for Class C Shares, Class Y Shares or Class I Shares.

Reinvestment Privilege

     If you reinvest proceeds of a redemption within 120 days of the redemption you will not have to pay any additional sales charge on the reinvestment. You must reinvest in the same class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.

     The Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment. The Class C or CDSC Class A Shares purchased upon reinvestment will be deemed to have been outstanding from the date of your original purchase of the redeemed shares, less the period from redemption to reinvestment.

     Reinvestment will not alter the tax consequences of your original redemption.

Exchange Privilege


     There is an exchange privilege as set forth below among this Fund, certain tax-free municipal bond funds and an equity fund (together with the Fund, the "Bond or Equity Funds") and certain money-market funds (the "Money-Market Funds"), all of which are sponsored by Aquila Management Corporation and Aquila Distributors, Inc., and have the same Manager or Administrator and Distributor as the Fund. All exchanges are subject to certain conditions described below. As of the date of this SAI, the Aquila-sponsored Bond or Equity Funds are Aquila Rocky Mountain Equity Fund, Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund of Colorado, Tax-Free Fund For Utah and Narragansett Insured Tax-Free Income Fund; the Aquila Money-Market Funds are Capital Cash Management Trust (Original Shares), Pacific Capital Cash Assets Trust (Original Shares), Pacific Capital Tax-Free Cash Assets Trust (Original Shares) and Pacific Capital U.S. Government Securities Cash Assets Trust (Original Shares).


     Generally, you can exchange shares of a given class of a Bond or Equity Fund including the Fund for shares of the same class of any other Bond or Equity Fund, or for shares of any Money-Market Fund, without the payment of a sales charge or any other fee, and there is no limit on the number of exchanges you can make from fund to fund. This exchange privilege is available to Class I Shares to the extent that other Aquila-sponsored funds are made available to its customers by a financial intermediary. All exchanges of Class I Shares must be made through your financial intermediary. The following important information should be noted:

     (1) CDSCs Upon Redemptions of Shares Acquired Through Exchanges. If you exchange shares subject to a CDSC, no CDSC will be imposed at the time of exchange, but the shares you receive in exchange for them will be subject to the applicable CDSC if you redeem them before the requisite holding period (extended, if required) has expired.

     If the shares you redeem would have incurred a CDSC if you had not made any exchanges, then the same CDSC will be imposed upon the redemption regardless of the exchanges that have taken place since the original purchase.

     (2) Extension of Holding Periods by Owning Money-Market Funds. Any period of 30 days or more during which Money-Market Fund shares received on an exchange of CDSC Class A Shares or Class C Shares are held is not counted in computing the applicable holding period for CDSC Class A Shares or Class C Shares.

     (3) Originally Purchased Money-Market Fund Shares. Shares of a Money-Market Fund (and any shares acquired as a result of reinvestment of dividends and/or distributions on these shares) acquired directly in a purchase (or in exchange for Money-Market Fund shares that were themselves directly purchased), rather than in exchange for shares of a Bond or Equity Fund, may be exchanged for shares of any class of any Bond or Equity Fund that the investor is otherwise qualified to purchase, but the shares received in such an exchange will be subject to the same sales charge, if any, that they would have been subject to had they been purchased rather than acquired in exchange for Money-Market Fund shares. If the shares received in exchange are shares that would be subject to a CDSC if purchased directly, the holding period governing the CDSC will run from the date of the exchange, not from the date of the purchase of Money-Market Fund shares.

     This Fund, as well as the Money-Market Funds and other Bond or Equity Funds, reserves the right to reject any exchange into its shares, if shares of the fund into which exchange is desired are not available for sale in your state of residence. The Fund may also modify or terminate this exchange privilege at any time. In the case of termination, the Prospectus will be appropriately supplemented. No such modification or termination shall take effect on less than 60 days' written notice to shareholders.

     All exercises of the exchange privilege are subject to the conditions that
(i) the shares being acquired are available for sale in your state of residence;
(ii) the aggregate net asset value of the shares surrendered for exchange is at least equal to the minimum investment requirements of the investment company whose shares are being acquired and (iii) the ownership of the accounts from which and to which the exchange is made are identical.

     The Agent will accept telephone exchange instructions from anyone. To make a telephone exchange telephone:

                             800-437-1000 toll free

     Note: The Fund, the Agent, and the Distributor will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name(s) and number, name of the caller, the social security number registered to the account and personal identification. The Agent may also record calls. You should verify the accuracy of confirmation statements immediately upon receipt.

     Exchanges will be effected at the relative exchange prices of the shares being exchanged next determined after receipt by the Agent of your exchange request. The exchange prices will be the respective net asset values of the shares, unless a sales charge is to be deducted in connection with an exchange of shares, in which case the exchange price of shares of a Bond or Equity Fund will be their public offering price. Prices for exchanges are determined in the same manner as for purchases of the Fund's shares.

     An exchange is treated for Federal tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss, depending on the cost or other tax basis of the shares exchanged and the holding period; no representation is made as to the deductibility of any such loss should such occur.


     Dividends paid by the Money-Market Funds are taxable, except to the extent that a portion or all of the dividends paid by Pacific Capital Tax-Free Cash Assets Trust (a tax-free money-market fund) are exempt from regular Federal income tax, and to the extent that a portion or all of the dividends paid by Pacific Capital U.S. Government Securities Cash Assets Trust (which invests in U.S. Government obligations) are exempt from state income taxes. Dividends paid by Aquila Rocky Mountain Equity Fund are taxable. If your state of residence is not the same as that of the issuers of obligations in which a tax-free municipal bond fund or a tax-free money-market fund invests, the dividends from that fund may be subject to income tax of the state in which you reside. Accordingly, you should consult your tax adviser before acquiring shares of such a bond fund or a tax-free money-market fund under the exchange privilege arrangement.


     If you are considering an exchange into one of the funds listed above, you should send for and carefully read its Prospectus.

Conversion of Class C Shares

     Conversion of Class C Shares into Class A Shares will be effected at relative net asset values on the first business day of the month following that in which the sixth anniversary of your purchase of the Class C Shares occurred, except as noted below. Accordingly, the holding period applicable to your Class C Shares may be up to one month more than the six years depending upon when your actual purchase was made during a month. Because the per share value of Class A Shares may be higher than that of Class C Shares at the time of conversion, you may receive fewer Class A Shares than the number of Class C Shares converted. If you have made one or more exchanges of Class C Shares among the Aquila-sponsored Bond or Equity Funds under the Exchange Privilege, the six-year holding period is deemed to have begun on the date you purchased your original Class C Shares of the Fund or of another of the Aquila Bond or Equity Funds. The six-year holding period will be suspended by one month for each period of thirty days during which you hold shares of a Money-Market Fund you have received in exchange for Class C Shares under the Exchange Privilege.

"Transfer on Death" ("TOD") Registration (Not Available for Class I Shares)

     Each of the funds in the Aquilasm Group of Funds now permits registration of its shares in beneficiary form, subject to the funds' rules governing Transfer on Death ("TOD") registration, if the investor resides in a state that has adopted the Uniform Transfer on Death Security Registration Act (a "TOD State"; for these purposes, Missouri is deemed to be a TOD State). This form of registration allows you to provide that, on your death, your shares are to be transferred to the one or more persons that you specify as beneficiaries. To register shares of the Fund in TOD form, complete the special TOD Registration Request Form and review the Rules Governing TOD Registration; both are available from the Agent. The Rules, which are subject to amendment upon 60 days' notice to TOD account owners, contain important information regarding TOD accounts with the Fund; by opening such an account you agree to be bound by them, and failure to comply with them may result in your shares' not being transferred to your designated beneficiaries. If you open a TOD account with the Fund that is otherwise acceptable but, for whatever reason, neither the Fund nor the Agent receives a properly completed TOD Registration Request Form from you prior to your death, the Fund reserves the right not to honor your TOD designation, in which case your account will become part of your estate.

     You are eligible for TOD registration only if, and as long as, you reside in a TOD State. If you open a TOD account and your account address indicates that you do not reside in a TOD State, your TOD registration will be ineffective and the Fund may, in its discretion, either open the account as a regular (non-TOD) account or redeem your shares. Such a redemption may result in a loss to you and may have tax consequences. Similarly, if you open a TOD account while residing in a TOD State and later move to a non-TOD State, your TOD registration will no longer be effective. In both cases, should you die while residing in a non-TOD State the Fund reserves the right not to honor your TOD designation. At the date of this SAI, most states are TOD States.

Computation of Net Asset Value

     The net asset value of the shares of each of the Fund's classes is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open, by dividing the value of the Fund's net assets allocable to each class by the total number of its shares of such class then outstanding. Securities having a remaining maturity of less than sixty days when purchased and securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. All other portfolio securities are valued at the mean between bid and asked quotations which, for Rhode Island Obligations, may be obtained from a reputable pricing service or from one or more broker/dealers dealing in Rhode Island Obligations, either of which may, in turn, obtain quotations from broker/dealers or banks which deal in specific issues. However, since Rhode Island Obligations are ordinarily purchased and sold on a "yield" basis by banks or dealers which act for their own account and do not ordinarily make continuous offerings, quotations obtained from such sources may be subject to greater fluctuations than is warranted by prevailing market conditions. Accordingly, some or all of the Rhode Island Obligations in the Fund's portfolio may be priced, with the approval of the Fund's Board of Trustees, by differential comparisons to the market in other municipal bonds under methods which include consideration of the current market value of tax-free debt instruments having varying characteristics of quality, yield and maturity. Any securities or assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund's Board of Trustees. In the case of Rhode Island Obligations, such procedures may include "matrix" comparisons to the prices for other tax-free debt instruments on the basis of the comparability of their quality, yield, maturity and other special factors, if any, involved. With the approval of the Fund's Board of Trustees, the Sub-Adviser may at its own expense and without reimbursement from the Fund employ a pricing service, bank or broker/dealer experienced in such matters to perform any of the above described functions.

Reasons for Differences in Public Offering Price

     As described herein and in the Prospectus, there are a number of instances in which the Fund's Class A Shares are sold or issued on a basis other than the maximum public offering price, that is, the net asset value plus the highest sales charge. Some of these relate to lower or eliminated sales charges for larger purchases, whether made at one time or over a period of time as under a Letter of Intent or right of accumulation. (See the table of sales charges in the Prospectus.) The reasons for these quantity discounts are, in general, that
(i) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts; and (ii) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons ("single purchasers") for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

     The reasons for the other instances in which there are reduced or eliminated sales charges for Class A Shares are as follows. Exchanges at net asset value are permitted because a sales charge has already been paid on the shares exchanged. Sales without sales charge are permitted to Trustees, officers and certain others due to reduced or eliminated selling expenses and/or since such sales may encourage incentive, responsibility and interest and an identification with the aims and policies of the Fund. Limited reinvestments of redemptions of Class A Shares and Class C Shares at no sales charge are permitted to attempt to protect against mistaken or incompletely informed redemption decisions. Shares may be issued at no sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such issuance is exempted in the 1940 Act from the otherwise applicable restrictions as to what sales charge must be imposed. In no case in which there is a reduced or eliminated sales charge are the interests of existing shareholders adversely affected since, in each case, the Fund receives the net asset value per share of all shares sold or issued.

Limitation of Redemptions in Kind

     The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Net Asset Value Per Share" in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.

                           Additional Tax Information

Certain Exchanges

     If you incur a sales commission on a purchase of shares of one mutual fund (the original fund) and then sell such shares or exchange them for shares of a different mutual fund without having held them at least 91 days, you must reduce the tax basis for the shares sold or exchanged to the extent that the standard sales commission charged for acquiring shares in the exchange or later acquiring shares of the original fund or another fund is reduced because of the shareholder's having owned the original fund shares. The effect of the rule is to increase your gain or reduce your loss on the original fund shares. The amount of the basis reduction on the original fund shares, however, is added on the investor's basis for the fund shares acquired in the exchange or later acquired.

Tax Status of the Fund

     During its last fiscal year, the Fund qualified as a "regulated investment company" under the Internal Revenue Code and intends to continue such qualification. A regulated investment company is not liable for federal income taxes on amounts paid by it as dividends and distributions.


     The Code, however, contains a number of complex qualifying tests. Therefore, it is possible, although not likely, that the Fund might not meet one or more of these tests in any particular year. If the Fund fails to qualify, it would be treated for tax purposes as an ordinary corporation. As a consequence, it would receive no tax deduction for payments made to shareholders and would be unable to pay dividends and distributions which would qualify as "exempt-interest dividends" or "capital gains dividends." Additionally, the Fund must meet certain distribution requirements or it will be subject to an excise tax on amounts not properly distributed. The Fund intends to meet such requirements.


Tax Effects of Redemptions

     Normally, when you redeem shares of the Fund you will recognize capital gain or loss measured by the difference between the proceeds received in the redemption and the amount you paid for the shares. If you are required to pay a contingent deferred sales charge at the time of redemption, the amount of that charge will reduce the amount of your gain or increase the amount of your loss as the case may be. Your gain or loss will be long-term if you held the redeemed shares for over one year and short-term if for a year or less. Long-term capital gains are currently taxed at a maximum rate of 20% and short-term gains are currently taxed at ordinary income tax rates. However, if shares held for six months or less are redeemed and you have a loss, two special rules apply: the loss is reduced by the amount of exempt-interest dividends, if any, which you received on the redeemed shares, and any loss over and above the amount of such exempt-interest dividends is treated as a long-term loss to the extent you have received capital gains dividends on the redeemed shares.

Tax Effect of Conversion

     When Class C Shares automatically convert to Class A Shares, approximately six years after purchase, you will recognize no gain or loss. Your adjusted tax basis in the Class A Shares you receive upon conversion will equal your adjusted tax basis in the Class C Shares you held immediately before conversion. Your holding period for the Class A Shares you receive will include the period you held the converted Class C Shares.

                                  Underwriters


     Aquila Distributors, Inc. acts as the Fund's principal underwriter in the continuous public offering of all of the Fund's classes of shares. The Distributor is not obligated to sell a specific number of shares. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. Payments of the amounts listed below for the fiscal year ended June 30, 2003 were as follows:



Name of           Net Under-        Compensation        Brokerage      Other
Principal         writing           on Redemptions      Commissions    Compen-
Underwriter       Discounts         and                                sation
                  and               Repurchases
                  Commissions


Aquila             $34,003          None              None              None*
Distributors
Inc.


* Amounts paid to the Distributor under the Fund's Distribution Plan are for compensation.

                                   Performance

     As noted in the Prospectus, the Fund may from time to time quote various performance figures to illustrate its past performance.

     Performance quotations by investment companies are subject to rules of the Securities and Exchange Commission ("SEC"). These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Fund are based on these standardized methods and are computed separately for each of the Fund's classes of shares. Each of these and other methods that may be used by the Fund are described in the following material. Prior to April 6, 1996, the Fund had outstanding only one class of shares, which are currently designated "Class A Shares." On that date the Fund began to offer shares of two other classes, Class C Shares and Class Y Shares. During some of the historical periods listed below, there were no Class C Shares or Class Y Shares outstanding. Class I Shares were first offered on January 31, 1998.

Total Return

     Average annual total return is determined by finding the average annual compounded rates of return over 1-, 5- and 10- year periods and a period since the inception of operations that would equate an initial hypothetical $1,000 investment in shares of each of the Fund's classes to the value such an investment would have if it were completely redeemed at the end of each such period.

     In the case of Class A Shares, the calculation assumes the maximum sales charge is deducted from the hypothetical initial $1,000 purchase. In the case of Class C Shares, the calculation assumes the applicable contingent deferred sales charge ("CDSC") imposed on a redemption of Class C Shares held for the period is deducted. In the case of Class Y Shares, the calculation assumes that no sales charge is deducted and no CDSC is imposed. For all classes, it is assumed that on each reinvestment date during each such period any capital gains are reinvested at net asset value, and all income dividends are reinvested at net asset value, without sales charge (because the Fund does not impose any sales charge on reinvestment of dividends for any class). The computation further assumes that the entire hypothetical account was completely redeemed at the end of each such period.

     Investors should note that the maximum sales charge (4%) reflected in the following quotations for Class A Shares is a one time charge, paid at the time of initial investment. The greatest impact of this charge is during the early stages of an investment in the Fund. Actual performance will be affected less by this one time charge the longer an investment remains in the Fund. Sales charges at the time of purchase are payable only on purchases of Class A Shares of the Fund.


Average Annual Compounded Rates of Return for the Periods Ended June 30, 2003:

One Year                   Class A Shares   Class C Shares    Class Y Shares    Class I Shares

Return before taxes           4.26%           6.72%             8.80%                8.52%

Return after
  taxes on distributions      4.25%                             8.79%

Return after
  taxes on distributions      4.19%                             7.25%
  and redemptions

Five Years

Return before taxes           4.73%           4.68%             5.73%                N/A

Return after
  taxes on distributions      4.73%                             5.70%

Return after
  taxes on distributions      4.69%                             5.56%
  and redemptions

Ten Years
Or Since Inception
(whichever is shorter)

Return before taxes           5.47%      5.26%(1)               6.47%(1)             5.45%(2)

Return after
  taxes on distributions      5.44%                             6.44%(1)

Return after
  taxes on distributions      5.36%                             6.26%(1)
 and redemptions

(1)      Period from May 1, 1996 (inception of class) through June 30, 2003

(2)      Period from November 1, 1998 (inception of class) through June 30, 2003

         These figures were calculated according to the following SEC formulas:

Average Annual Total Return


         These figures were calculated according to the following SEC formulas:

                                  P(1+T)n = ERV

Where:

P         =       a hypothetical initial payment of $1,000

T         =       average annual total return (after taxes on distributions)

n         =       number of years

ERV       =       ending value of a hypothetical $1,000 payment made at the
                  beginning of the 1-, 5-, or 10-year periods or the period since inception, at the end of each such period.

Average Annual Total Return after Taxes on Distributions-

A class's average annual total return after taxes on distributions is computed according to the following formula:

                                 P(1+T)n = ATVD

Where:

P       =        a hypothetical initial payment of $1,000

T       =        average annual total return (after taxes on distributions)

n       =       number of years

ATVD    =       ending value of a hypothetical $1,000 payment made at the
                beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or the period since inception), after federal taxes at the maximum rate on distributions but not after federal taxes on redemption. The effect of state and local taxes is not included.

Average Annual Total Return after Taxes on Distributions and Redemptions-

                                 P(1+T)n = ATVDR

Where:

P        =      a hypothetical initial payment of $1,000

T        =      average annual total return (after taxes on distributions)

n        =      number of years


ATVDR    =      ending value of a hypothetical $1,000 payment made at the
                beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10- year periods (or fractional portion) after taxes on fund distributions and redemption


     The Fund may quote total rates of return in addition to its average annual total return for each of its classes of shares. Such quotations are computed in the same manner as the Fund's average annual compounded rate, except that such quotations will be based on the Fund's actual return for a specified period as opposed to its average return over the periods described above.

Total Return for the Periods Ended June 30, 2003

                      Class A         Class C      Class Y         Class I
                      Shares          Shares        Shares         Shares

One Year              4.26%             6.72%        8.80%         8.52%

Five Years           26.02%            25.69%       32.14%         N/A

Ten Years Or
Since Inception
(whichever is
shorter)             70.32%            44.43%(1)   56.77%(1)       28.02%(2)

 (1) Period from May 1, 1996 (inception of class) through June 30, 2003

 (2) Period from November 4, 1998 (inception of class) through June 30, 2003

Yield

     Current yield reflects the income per share earned by the Fund's portfolio investments. Current yield is determined by dividing the net investment income per share earned for each of the Fund's classes of shares during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of each class during the base period net of fee waivers and reimbursements of expenses, if any.

     The Fund may also quote a taxable equivalent yield for each of its classes of shares which shows the taxable yield that would be required to produce an after-tax yield equivalent to that of a fund which invests in tax-exempt obligations. Such yield is computed by dividing that portion of the yield of the Fund (computed as indicated above) which is tax-exempt by one minus the highest applicable combined Federal and Rhode Island income tax rate (and adding the result to that portion of the yield of the Fund that is not tax-exempt, if any).


     The Rhode Island and the combined Rhode Island and Federal income tax rates upon which the Fund's tax equivalent yield quotations are based are 9.90% and 42.38%, respectively. The latter rate reflects currently-enacted Federal income tax law. From time to time, as any changes to such rates become effective, tax equivalent yield quotations advertised by the Fund will be updated to reflect such changes. Any tax rate increases will tend to make a tax-free investment, such as the Fund, relatively more attractive than taxable investments. Therefore, the details of specific tax increases may be used in Fund sales material.



Yield for the 30-day period ended June 30, 2003, (the date of the Fund's most recent audited financial statements):

          Class A Shares    Class C Shares   Class Y Shares    Class I Shares

Yield          2.73%            1.99%            3.00%              2.83%

Taxable
Equivalent
Yield          4.74%            3.45%            5.21%              4.91%


These figures were obtained using the Securities and Exchange Commission formula:
                                                     6
                                 Yield = 2 [(a-b  +1)  -1]
                                             cd
         where:

         a  =     interest earned during the period

         b  =     expenses accrued for the period (net of waivers and
                  reimbursements)

         c  =     the average daily number of shares outstanding during
                  the period that were entitled to receive dividends

         d  =     the maximum offering price per share on the last day of
                  the period

Current Distribution Rate

     Current yield and tax equivalent yield, which are calculated according to a formula prescribed by the SEC, are not indicative of the amounts which were or will be paid to the Fund's shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate or taxable equivalent distribution rate. The current distribution rate is computed by (i) dividing the total amount of dividends per share paid by the Fund during a recent 30-day period by (ii) the current maximum offering price and by (iii) annualizing the result. A taxable equivalent distribution rate shows the taxable distribution rate that would be required to produce an after-tax distribution rate equivalent to the Fund's current distribution rate (calculated as indicated above). The current distribution rate can differ from the current yield computation because it could include distributions to shareholders from additional sources (i.e., sources other than dividends and interest), such as short-term capital gains.

                                   APPENDIX A
                      DESCRIPTION OF MUNICIPAL BOND RATINGS

Municipal Bond Ratings

     Standard & Poor's. A Standard & Poor's municipal obligation rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

     I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     II.  Nature of and provisions of the obligation;

     III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors rights.

     AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     Moody's Investors Service. A brief description of the applicable Moody's Investors Service rating symbols and their meanings follows:

     Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.


     Moody's Short Term Loan Ratings. There are three rating categories for short-term obligations, all of which define an investment grade situation. These are designated as Moody's Investment Grade MIG 1 through MIG 3. In the case of variable rate demand obligations (VRDOs), two ratings are assigned; one representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other representing an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When no rating is applied to the long or short-term aspect of a VRDO, it will be designated NR. Issues or the features associated with MIG or VMIG ratings are identified by date of issue, date of maturity or maturities or rating expiration date and description to distinguish each rating from other ratings. Each rating designation is unique with no implication as to any other similar issue of the same obligor. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issuer's specific structural or credit features.

         MIG1/VMIG1        This designation denotes superior credit quality.
Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG2/VMIG2        This designation denotes strong credit quality.
Margins of protection are ample, although not as large as in the preceding group.

         MIG3/VMIG3        This designation denotes acceptable credit quality.
Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well established.


     Dominion Bond Rating Service Limited ("DBRS") Bond and Long Term Debt Rating Scale. Long term debt ratings are meant to give an indication of the risk that the borrower will not fulfill its full obligations in a timely manner with respect to both interest and principal commitments.

     AAA Bonds rated AAA are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest.

     AA Bonds rated AA are of superior credit quality, and protection of interest and principal is considered high.

     A Bonds rated A are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities.

     BBB  Bonds rated BBB are of adequate credit quality.

     BB Bonds rated BB are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession.

     B Bonds rated B are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

     DBRS Commercial Paper and Short Term Debt Rating Scale. Commercial paper ratings are meant to give an indication of the risk that the borrower will not fulfill its obligations in a timely manner. All three DBRS rating categories for short term debt use "high," "middle" or "low" as subset grades to designate the relative standing of the credit within a particular rating category.

R-1 (high)      Short term debt rated R-1 (high) is of the highest credit
                quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due.

R-1 (middle)    Short term debt rated R-1 (middle) is of superior credit
                quality and, in most cases, ratings in this category differ from R-1 (high) credits to only a small degree.

R-1 (low)       Short term debt rated R-1 (low) is of satisfactory credit
                quality. the overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable.

R-2 (high),     Short term debt rated R-2 is of adequate credit quality and
R-2 (middle),   within the three subset grades, debt protection ranges from
R-2 (low)       having reasonable ability for timely repayment to a level
                which is considered only just adequate.

R-3 (high),     Short term debt rated R-3 is speculative, and within the three
R-3 (middle),   subset grades, the capacity for timely payment ranges from
R-3 (low)       mildly speculative to doubtful.


     Fitch Ratings. A brief description of the applicable rating symbols and their meanings follows:

     AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Notes to Long-term and Short-term ratings:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' Long-term rating category, to categories below `CCC', or to Short-term ratings other than `F1'.

`NR' indicates that Fitch does not rate the issuer or issue in question.

`Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are `stable` could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

     Short-Term Obligations. The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for US public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

     F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

     F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.